As filed with the Securities and Exchange Commission on December 15, 1999

                                                      Registration Nos. 33-48066
                                                                        811-6677
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |_|
                         POST-EFFECTIVE AMENDMENT NO. 16                     |X|
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |_|
                                AMENDMENT NO. 17                             |X|
                        (CHECK APPROPRIATE BOX OR BOXES)

                                   ----------

                          PRUDENTIAL INDEX SERIES FUND
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                                   ----------

                                   COPIES TO:

                              PAUL H. DYKSTRA, ESQ.
                            GARDNER, CARTON & DOUGLAS
                               321 N. CLARK STREET
                          CHICAGO, ILLINOIS 60610-4795

                                   ----------

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

      It is proposed that this filing will become effective (check appropriate box):

                  |_| immediately upon filing pursuant to paragraph (b) |X| on December 17, 1999 pursuant to paragraph (b)
                  |_| 60 days after filing pursuant to paragraph (a)
                  |_| on (date) pursuant to paragraph (a) of Rule 485
                  |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on (date) pursuant to paragraph (a)(ii) of Rule 485.


    If appropriate, check the following box:

                  |_| this post-effective amendment designates a new effective
                      date for a previously filed post-effective amendment.

      Title of Securities Being Registered . . . Shares of beneficial interest, par value $.001 per share.

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


                                EXPLANATORY NOTE

      This Post-Effective Amendment to the Registration Statement of the Prudential Index Series Fund (File No. 33-48066) is not intended to amend the Prospectus of Prudential Stock Index Fund, dated November 18, 1999.

FUND TYPE:
--------------------------------

Stock or bond

INVESTMENT OBJECTIVE:
--------------------------------

Provide investment results
that correspond to the
performance of the
applicable index

                                [GRAPHIC OMITTED]

PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL EUROPE INDEX FUND
PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL SMALL-CAP INDEX FUND

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PROSPECTUS: NOVEMBER 18, 1999
(AS SUPPLEMENTED ON DECEMBER 17, 1999)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

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TABLE OF CONTENTS
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1  Risk/Return Summary
1  Investment Objectives and Principal Strategies
2  Principal Risks
4  Evaluating Performance
8  Fees and Expenses

11 How the Funds Invest
11 Investment Objectives and Policies
15 Other Investments and Strategies
18 Investment Risks

22 How the Funds are Managed
22 Board of Trustees
22 Manager
22 Investment Adviser
23 Distributor
23 Year 2000 Readiness Disclosure

24 Fund Distributions and Tax Issues
24 Distributions
25 Tax Issues
26 If You Sell or Exchange Your Shares

27 How to Buy, Sell and Exchange Shares of the Funds
27 How to Buy Shares
31 How to Sell Your Shares
32 How to Exchange Your Shares

34 Financial Highlights
35 Prudential Bond Market Index Fund
36 Prudential Europe Index Fund
37 Prudential Pacific Index Fund
38 Prudential Small-Cap Index Fund

40 The Prudential Mutual Fund Family

   For More Information (Back Cover)


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RISK/RETURN SUMMARY
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This prospectus provides information about four of the five series of PRUDENTIAL
INDEX SERIES FUND, which we refer to as "the Company." Those four series are PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND and PRUDENTIAL SMALL-CAP INDEX FUND (each referred to as a "Fund" and collectively as "the Funds"). To obtain information about the fifth series, Prudential Stock Index Fund, see the back cover page of this prospectus. While the four Funds have some common attributes, such as many of their investment policies, each is designed to track the performance of a different index. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all four Funds at the same time. Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Each Fund's investment objective is TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF AN APPLICABLE INDEX. This means we seek investments whose price and yield or total return will correlate to that of the applicable index. Each Fund normally invests at least 80% of its total assets in equity securities of a broad-based index, except for Prudential Bond Market Index Fund, which invests at least 80% of its total assets in fixed-income securities represented in a broad-based index. Each Fund also may use derivatives.


o PRUDENTIAL BOND MARKET INDEX FUND seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Bond Index. The three major classes of fixed-income securities in this Index are U.S. Treasury and government agency securities, investment-grade corporate debt obligations and mortgage-backed securities. The Fund may actively and frequently trade its portfolio securities.


o     PRUDENTIAL EUROPE INDEX FUND seeks to provide investment results that

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Did You Know...

Each Fund employs a "passively managed"--or index--investment approach by holding the same mix of stocks (or bonds) as is held in the applicable index. Each Fund uses a "sampling" technique. Using sophisticated computer programs, the Funds select securities that will recreate their target indexes in terms of industry weightings, market capitalization and other characteristics. For instance, if 20% of the Lehman Brothers Aggregate Bond Index were made up of corporate bonds, the Prudential Bond Market Index Fund would invest about 20% of its assets in corporate bonds that have characteristics as a group similar to those in that Index.
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                                                                               1

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RISK/RETURN SUMMARY
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      correspond to the price and yield performance of a broad-based index of securities of European issuers, currently the Morgan Stanley Capital International (MSCI) Europe Index. This Index includes equity securities of companies in developed European countries and is dominated by the United Kingdom, Germany and France.

o PRUDENTIAL PACIFIC INDEX FUND seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region, currently the MSCI Pacific Free Index. This Index includes equity securities of companies in Australia, Hong Kong, Japan, New Zealand and Singapore and is dominated by Japanese stocks.

o PRUDENTIAL SMALL-CAP INDEX FUND seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small-cap stocks, currently the Standard & Poor's 600 Small Capitalization Stock Index (S&P SmallCap 600 Index). The U.S. stocks in this Index have a market capitalization of no more than $3.01 billion (as of September 30, 1999).

      Each Fund intends to invest at least 80% of its total assets in securities included in the applicable index. Each Fund tries to achieve a correlation between its performance and the performance of the applicable index of at least 0.95, with or without taking expenses into account. Each Fund sells securities within a reasonable time after they have been removed from the applicable index.

      While we make every effort to achieve our objectives, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Funds' performance will not precisely correspond to the performance of the applicable index. Potential tracking differences, brokerage and other costs and other Fund expenses may cause a Fund's return to be lower than that of the applicable index.

      Since PRUDENTIAL BOND MARKET INDEX FUND invests primarily in fixed-income securities, the Fund faces interest rate risk, market risk, credit risk and prepayment risk. INTEREST RATE RISK is the risk that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be less for shorter-term bonds and greater for longer-term bonds. MARKET RISK is the risk that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk


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RISK/RETURN SUMMARY
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may affect an industry, a sector or the entire market. CREDIT RISK is the risk that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. PREPAYMENT RISK is the risk that during periods of falling interest rates, a mortgage-backed bond issuer will repay a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.


      Prudential Bond Market Index Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.


      Since PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND and PRUDENTIAL SMALL-CAP INDEX FUND invest primarily in common stock, they are subject to MARKET RISK. This is the risk that the price of a particular stock we own could go down, or the value of the equity markets, or a sector of them, could go down. Stock markets are volatile.

      Prudential Small-Cap Index Fund also has SMALL-COMPANY RISK. These companies usually offer a smaller range of products and services than larger companies. They also may have limited financial resources and may lack management depth. As a result, the stock prices of small companies are less stable than the stock prices of medium and large companies.

      Since PRUDENTIAL EUROPE INDEX FUND and PRUDENTIAL PACIFIC INDEX FUND invest mostly in foreign securities, there are FOREIGN MARKET RISKS, which are different than if we invested only in U.S. stocks. Foreign markets are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. There also is REGIONAL RISK for these Funds--that is, the risk that an entire region will be hurt by political troubles, financial problems or natural disasters. An investment in either of these Funds also involves CURRENCY RISK. Currency risk is the risk that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.

      Some of our investment strategies may present above-average risks. A Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

      Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Funds Invest-Investment Risks."



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                                                                               3
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RISK/RETURN SUMMARY
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      An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--affect how each Fund performs. The following bar charts show each Fund's performance for 1998, the only full calendar year of operation. The bar charts and tables below demonstrate the risk of investing in a Fund by showing how returns can change and by showing how each Fund's average annual total returns compare with a stock index (for each Fund except Prudential Bond Market Index Fund) or a bond index (for Prudential Bond Market Index Fund). Past performance does not mean that a Fund will achieve similar results in the future.

PRUDENTIAL BOND MARKET INDEX FUND

   [The following table was depicted as a bar graph in the printed material.]

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ANNUAL RETURN (CLASS Z SHARES)
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                               1998       8.45%

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BEST QUARTER: 4.10% (3rd quarter of 1998)
WORST QUARTER: 0.40% (4th quarter of 1998)
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THE TOTAL RETURN OF THE CLASS Z SHARES FROM 1-1-99 TO 9-30-99 WAS -1.06%.

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AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)
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                                    1 YR                   SINCE INCEPTION
Class Z shares                     8.45%                   8.90% (since 10-1-97)
Lehman Index(2)                    2.03%                   2.05% (since 10-1-97)

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER OR EXPENSE REIMBURSEMENT, THE RETURNS WOULD HAVE BEEN LOWER.
(2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX THAT MEASURES THE TOTAL RETURN (CAPITAL CHANGE PLUS INCOME) PROVIDED BY A GROUP OF FIXED-INCOME SECURITIES, WEIGHTED BY MARKET VALUE. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF OPERATING EXPENSES.
      SOURCE: LIPPER INC.


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RISK/RETURN SUMMARY
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PRUDENTIAL EUROPE INDEX FUND

   [The following table was depicted as a bar graph in the printed material.]

------------------------------
ANNUAL RETURN (CLASS Z SHARES)
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                               1998       28.54%

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BEST QUARTER: 19.80% (1st quarter of 1998)
WORST QUARTER: -14.40% (3rd quarter of 1998)
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THE TOTAL RETURN OF THE CLASS Z SHARES FROM 1-1-99 TO 9-30-99 WAS -1.30%.

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AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)
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                                      1 YR                SINCE INCEPTION
Class Z shares                      28.54%                21.01% (since 10-1-97)
MSCI Europe Index(2)                27.18%                28.58% (since 10-1-97)

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER OR EXPENSE REIMBURSEMENT, THE RETURNS WOULD HAVE BEEN LOWER.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX IS AN UNMANAGED, DIVERSIFIED, CAPITALIZATION-WEIGHTED INDEX CURRENTLY CONSISTING OF THE EQUITY SECURITIES OF MORE THAN 550 COMPANIES LOCATED IN 15 DEVELOPED EUROPEAN COUNTRIES. IT GIVES A BROAD LOOK AT HOW EUROPEAN STOCKS PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF OPERATING EXPENSES. SOURCE: LIPPER INC.


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                                                                               5
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RISK/RETURN SUMMARY
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PRUDENTIAL PACIFIC INDEX FUND

   [The following table was depicted as a bar graph in the printed material.]


------------------------------
ANNUAL RETURN (CLASS Z SHARES)
--------------------------------------------------------------------------------

                               1998        1.79%

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BEST QUARTER:  25.64% (4th quarter of 1998)
WORST QUARTER: -13.59% (3rd quarter of 1998)
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THE TOTAL RETURN OF THE CLASS Z SHARES FROM 1-1-99 TO 9-30-99 WAS 35.69%.

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AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)
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                                     1 YR                SINCE INCEPTION
Class Z shares                      1.79%                -19.99% (since 9-24-97)
MSCI Pacific Free Index(2)         -2.07%                -23.92% (since 9-24-97)

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER OR EXPENSE REIMBURSEMENT, THE RETURNS WOULD HAVE BEEN LOWER.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) PACIFIC FREE INDEX IS AN UNMANAGED, DIVERSIFIED, CAPITALIZATION-WEIGHTED INDEX CURRENTLY CONSISTING OF 50% OF THE EQUITY SECURITIES LISTED ON THE STOCK EXCHANGES OF AUSTRALIA, JAPAN, HONG KONG, NEW ZEALAND AND SINGAPORE. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF OPERATING EXPENSES.
      SOURCE: LIPPER INC.



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RISK/RETURN SUMMARY
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PRUDENTIAL SMALL-CAP INDEX FUND

   [The following table was depicted as a bar graph in the printed material.]

------------------------------
ANNUAL RETURN (CLASS Z SHARES)
--------------------------------------------------------------------------------

                               1998       -1.16%

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BEST QUARTER: 17.78% (4th quarter of 1998)
WORST QUARTER: -20.53% (3rd quarter of 1998)
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THE TOTAL RETURN OF THE CLASS Z SHARES FROM 1-1-99 TO 9-30-99 WAS -0.11%.

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AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)
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                                     1 YR                 SINCE INCEPTION
Class Z shares                     -1.16%                 -3.68% (since 10-1-97)
S&P SmallCap 600 Index(2)          -1.31%                 -0.04% (since 10-1-97)

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER OR EXPENSE REIMBURSEMENT, THE RETURNS WOULD HAVE BEEN LOWER.
(2) THE S&P SMALLCAP 600 INDEX--AN UNMANAGED INDEX OF 600 STOCKS OF SMALLER U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES OF SMALLER COMPANIES HAVE PERFORMED. THESE EXPENSES DO NOT INCLUDE THE EFFECT OF ANY OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF OPERATING EXPENSES. SOURCE: LIPPER INC.


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RISK/RETURN SUMMARY
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FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of a Fund. For more information, see "How to Buy, Sell and Exchange Shares of the Funds."

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SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                                         CLASS Z
Maximum sales charge (load) imposed on purchases                          None

Maximum deferred sales charge (load)                                      None

Maximum sales charge (load) imposed on
  reinvested dividends and other distributions                            None

Redemption fees                                                           None

Exchange fee                                                              None


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RISK/RETURN SUMMARY
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ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
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PRUDENTIAL BOND MARKET INDEX FUND
Management fees                                                             .25%
+ Distribution and service (12b-1) fees                                     None
+ Other expenses                                                            .40%
= Total annual Fund operating expenses                                      .65%
- Expense reimbursement(2)                                                  .25%
= NET ANNUAL FUND OPERATING EXPENSES(2)                                     .40%

PRUDENTIAL EUROPE INDEX FUND
Management fees                                                             .40%
+ Distribution and service (12b-1) fees                                     None
+ Other expenses                                                           1.21%
= Total annual Fund operating expenses                                     1.61%
- Expense reimbursement(2)                                                 1.01%
= NET ANNUAL FUND OPERATING EXPENSES(2)                                     .60%

PRUDENTIAL PACIFIC INDEX FUND
Management fees                                                             .40%
+ Distribution and service (12b-1) fees                                     None
+ Other expenses                                                           1.16%
= Total annual Fund operating expenses                                     1.56%
- Expense reimbursement(2)                                                  .96%
= NET ANNUAL FUND OPERATING EXPENSES(2)                                     .60%

PRUDENTIAL SMALL-CAP INDEX FUND
Management fees                                                             .30%
+ Distribution and service (12b-1) fees                                     None
+ Other expenses                                                            .96%
= Total annual Fund operating expenses                                     1.26%
- Expense reimbursement(2)                                                  .76%
= NET ANNUAL FUND OPERATING EXPENSES(2)                                     .50%

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000, THE MANAGER HAS CONTRACTUALLY AGREED TO SUBSIDIZE THE FUNDS' OPERATING EXPENSES SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED .40%, .60%, .60% AND .50% OF THE AVERAGE NET ASSETS OF PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND AND PRUDENTIAL SMALL-CAP INDEX FUND, RESPECTIVELY.


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RISK/RETURN SUMMARY
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EXAMPLE

This example will help you compare the fees and expenses of the Funds and the cost of investing in a Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for the Manager's agreement to subsidize expenses during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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                                            1 YR     3 YRS     5 YRS      10 YRS
Prudential Bond Market Index Fund            $41      $183      $337      $  787
Prudential Europe Index Fund                 $61      $409      $781      $1,826
Prudential Pacific Index Fund                $61      $398      $759      $1,775
Prudential Small-Cap Index Fund              $51      $324      $619      $1,456


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HOW THE FUNDS INVEST
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INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective is to PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE APPLICABLE INDEX. While we make every effort to achieve our objective, we can't guarantee success.

PRUDENTIAL BOND MARKET INDEX FUND

Prudential and Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value. The Fund is not sponsored by or affiliated with Lehman Brothers.


      To achieve its investment objective, Prudential Bond Market Index Fund will purchase securities that, as a group, reflect the performance of the Lehman Brothers Aggregate Bond Index. The Fund intends to hold a representative sample of the securities in the three major classes of fixed-income investments in the Lehman Brothers Aggregate Bond Index: U.S. Treasury and government agency securities, investment-grade corporate debt obligations and mortgage-backed securities. The securities included in the Index must be U.S. dollar denominated and investment grade; have a fixed rate coupon, a remaining maturity or average life of at least one year; and must generally have an outstanding market value of at least $100 million. In addition, from time to time, adjustments may be made in the holdings of the Fund due to factors that may include changes in the composition of the Lehman Brothers Aggregate Bond Index. As of September 30, 1999, U.S. Treasury and agency securities comprised 33.9% and 8.7%, respectively, of the Index's total market value; corporate bonds comprised 20.9%; asset-backed securities comprised 1.3%; and mortgage-backed securities comprised 35.2%.


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INDEX INVESTING

DIVERSIFICATION. A diverse mix of companies across industries and sectors.

PERFORMANCE. Match the performance of relevant market benchmarks more closely than similar actively managed funds.

TAX ADVANTAGES. Since the Funds primarily sell securities to meet redemptions or to adjust to the relevant index, they usually have few capital gains.
--------------------------------------------------------------------------------


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                                                                              11
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HOW THE FUNDS INVEST
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PRUDENTIAL EUROPE INDEX FUND

Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI Europe Index. The MSCI Europe Index is an unmanaged, diversified, capitalization-weighted index currently consisting of the equity securities of more than 550 companies located in 15 developed European countries. These countries are Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund is not sponsored by or affiliated with Morgan Stanley & Co. Incorporated.

      To achieve its investment objective, Prudential Europe Index Fund will purchase the equity securities that, as a group, reflect the price and yield performance of the MSCI Europe Index. The Fund intends to invest in a representative sample of the stocks included in the MSCI Europe Index in approximately the same proportions as they are represented in that Index. In addition, from time to time, adjustments may be made in the holdings of the Fund due to factors that may include changes in the composition of the MSCI Europe Index. The United Kingdom, Germany and France dominate the MSCI Europe Index with 31%, 14% and 14%, respectively, of the market capitalization of the Index as of September 30, 1999.

PRUDENTIAL PACIFIC INDEX FUND

Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the MSCI Pacific Free Index. The MSCI Pacific Free Index is an unmanaged, diversified, capitalization-weighted index currently consisting of more than 400 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand and Singapore. The Fund is not sponsored by or affiliated with Morgan Stanley & Co. Incorporated.

      To achieve its investment objective, Prudential Pacific Index Fund will purchase the equity securities that, as a group, reflect the price and yield performance of the MSCI Pacific Free Index. The Fund intends to invest in a representative sample of the equity securities included in the MSCI Pacific Free Index in approximately the same proportions as they are represented in that Index. In addition, from time to time, adjustments may be made in the holdings of the Fund due to factors that may include changes in the


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HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

composition of the MSCI Pacific Free Index. The MSCI Pacific Free Index is dominated by the Japanese stock market, which represented 83% of the market capitalization of the Index as of September 30, 1999.

PRUDENTIAL SMALL-CAP INDEX FUND

Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small-cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is an unmanaged, market-value-weighted index (stock price times the number of shares outstanding) of 600 smaller-company U.S. common stocks that cover all industry sectors. Inclusion in the S&P SmallCap 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) about a stock's attractiveness as an investment. The S&P SmallCap 600 Index currently measures the performance of selected U.S. stocks with a market value of no greater than $3.01 billion as of September 30, 1999. The Fund is not sponsored by or affiliated with S&P.

      To achieve its investment objective, Prudential Small-Cap Index Fund will purchase equity securities that, as a group, reflect the price and yield performance of the S&P SmallCap 600 Index. The Fund intends to purchase a representative sample of the 600 stocks included in the S&P SmallCap 600 Index in approximately the same proportions as they are represented in that Index. In addition, from time to time, adjustments may be made in the holdings of the Fund due to factors that may include changes in the composition of the S&P SmallCap 600 Index or receipt of distributions of securities of companies spun off from S&P 600 companies.

INVESTMENT POLICIES APPLICABLE TO EACH FUND

The Funds are each expected to invest in over 250 stocks (or bonds for the Prudential Bond Market Index Fund). Stocks are selected for inclusion in each applicable Fund's portfolio based on country, market capitalization, industry weightings and fundamental characteristics such as return variability, earnings valuation and yield. Each Fund's portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, Prudential Europe Index Fund and Prudential Pacific Index Fund will invest in each country in approximately the same percentage as the country's weight in the applicable index.

      The Funds may not hold all of the issues that comprise their respective indexes because of the costs involved and the illiquidity of many of the


--------------------------------------------------------------------------------
                                                                              13
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HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

securities. Instead, each Fund will try to hold a representative sample of the securities in its respective index. The securities will be selected using a statistical technique known as "sampling" or "portfolio optimization." Under this technique, each stock is considered for inclusion in the portfolio based on its contribution to certain country, capitalization, industry and fundamental investment characteristics. Each Fund's portfolio is constructed so that, in the aggregate, the country, capitalization, industry and fundamental investment characteristics resemble those of its respective index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the relevant index.

      Due to the use of this sampling technique, the Funds' portfolios are not expected to track their benchmark indexes with the same degree of accuracy as large capitalization domestic index funds. Each Fund will try to achieve a correlation between its performance and that of its respective index of at least 0.95, with or without taking expenses into account. A perfect correlation of
1.00 would be achieved when a Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. The investment adviser will, of course, try to minimize any tracking differential (that is, the statistical measure of the difference between the investment results of a Fund and that of its respective index). However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other expenses, may cause a Fund's return to be lower than the return of its respective index. Consequently, there can be no assurance of how closely a Fund's performance will correspond to the performance of its respective index.

      The Funds intend to remain fully invested, to the extent practicable, in a pool of securities that will approximate the investment characteristics of their respective indexes.

      When deciding whether to sell securities, we intend to follow the applicable index. When a security is removed from the index, we will sell it within a reasonable time thereafter.

EQUITY AND EQUITY-RELATED SECURITIES

Each Fund, except Prudential Bond Market Index Fund, invests primarily in equity securities, and the value of these Funds' investments will go up and down with the performance of the stocks in the applicable index.

     In addition to common stocks, the Funds (except Prudential Bond Market Index Fund) can invest in equity-related securities. These include


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nonconvertible preferred stocks, convertible securities, American Depositary
Receipts (ADRs), warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security.

FOREIGN SECURITIES

Prudential Europe Index Fund and Prudential Pacific Index Fund invest primarily in equity securities of foreign companies. For these purposes, we do not consider ADRs and other similar receipts or shares to be foreign securities.

FIXED-INCOME OBLIGATIONS

Prudential Bond Market Index Fund invests primarily in fixed-income securities including U.S. Treasury obligations and securities issued or guaranteed by U.S. government agencies and instrumentalities, investment-grade corporate debt obligations and mortgage-backed securities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. The Fund may invest in debt securities rated investment grade (BBB or above by Standard & Poor's Ratings Group or Baa or above by Moody's Investors Service, Inc. or comparably rated by another major rating agency).

      For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds and the Company. To obtain a copy, see the back cover page of this prospectus.

      Each Fund's investment objective can be changed by the Board without shareholder approval. The Board also can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase a Fund's returns or protect its assets if market conditions warrant.


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                                                                              15
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HOW THE FUNDS INVEST
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REPURCHASE AGREEMENTS


A Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.


DOLLAR ROLLS

Prudential Bond Market Index Fund may use DOLLAR ROLLS as part of its investment strategy. When the Fund enters into a dollar roll, it sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase and the interest earned on the cash proceeds of the initial sale.

MONEY MARKET INSTRUMENTS

The Funds also may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to the policy of normally investing at least 80% of each Fund's assets in securities included in the applicable index.

DERIVATIVE STRATEGIES

We may use various DERIVATIVE STRATEGIES to try to improve a Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. Derivatives--such as futures on equity or debt securities or indexes, options on securities, securities indexes or currencies, and options on futures--involve costs and can be volatile. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge a Fund's portfolio. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.


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OPTIONS. The Funds may purchase and sell put and call options on securities and securities indexes traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. Prudential Europe Index Fund and Prudential Pacific Index Fund also may purchase and sell put and call options on currencies. An OPTION is the right to buy or sell securities in exchange for a premium. The Funds will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS

FOREIGN CURRENCY FORWARD CONTRACTS. Each Fund may purchase and sell futures contracts and related options on securities indexes. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. Prudential Europe Index Fund and Prudential Pacific Index Fund also may enter into foreign currency forward contracts to protect the value of their assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

      For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (each Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Funds are subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


PORTFOLIO TURNOVER

As a result of the strategies described above, Prudential Bond Market Index Fund may have an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.


--------------------------------------------------------------------------------

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HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in a Fund is no exception. This chart outlines the key risks and potential rewards of each Fund's principal investments and certain other non-principal investments a Fund may make. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

---------------
INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS            RISKS                                            POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS                       o     Individual stocks could lose value         o     Historically, stocks have outperformed

PRUDENTIAL EUROPE INDEX FUND        o     The equity markets could go down,                other investments over the long term
                                          resulting in a decline in value of a
PRUDENTIAL PACIFIC INDEX FUND             Fund's investments                         o     Generally, economic growth means higher
PRUDENTIAL SMALL-CAP INDEX FUND                                                            corporate profits, which leads to an
                                    o     Changes in economic or political                 increase in stock prices, known as
                                          conditions, both domestic and                    capital appreciation
AT LEAST 80%                              international, may result in a decline
                                          in value of a Fund's investments
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAPITALIZATION STOCKS         o     Stocks of small companies are more         o     Highly successful smaller companies can
PRUDENTIAL SMALL-CAP INDEX FUND           volatile and may decline more than               outperform larger ones
                                          those in the S&P 500 Index

                                    o     Small companies are more likely to
AT LEAST 80%                              reinvest earnings and not pay
                                          dividends

                                    o     Changes in interest rates may affect
                                          the securities of small companies more
                                          than the securities of larger
                                          companies
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES                  o     Foreign markets, economies and             o     Investors can participate in foreign
                                          political systems may not be as stable           markets and companies operating in those
PRUDENTIAL EUROPE INDEX FUND              as in the U.S.                                   markets
PRUDENTIAL PACIFIC INDEX FUND
                                    o     May be less liquid than U.S. stocks        o     Opportunities for diversification
AT LEAST 80%                              and bonds
                                                                                     o     Changing value of foreign currencies
                                    o     Currency risk--changing values of
                                          foreign currencies can cause losses

------------------------------------------------------------------------------------------------------------------------------------


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HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

------------------------
INVESTMENT TYPE (CONT'D)
% OF FUND'S TOTAL ASSETS            RISKS                                            POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES (CONT'D)         o     Differences in foreign laws,
                                          accounting standards, public
                                          information, custody and settlement
                                          practices provide less reliable
                                          information on foreign investments and
                                          involve more risk

                                    o     Year 2000 conversion may be more of a
                                          problem for some foreign issuers
------------------------------------------------------------------------------------------------------------------------------------
FIXED-INCOME OBLIGATIONS            o     The Fund's share price, yield and          o     Bonds have generally outperformed money
                                          total return will fluctuate in                   market instruments over the long term,
PRUDENTIAL BOND MARKET                    response to bond market movements                with less risk than stocks
INDEX FUND
                                    o     Credit risk--the risk that the default     o     Most bonds will rise in value when
                                          of an issuer would leave the Fund with           interest rates fall
AT LEAST 80%                              unpaid interest or principal. The
                                          lower a bond's quality, the higher its     o     Regular interest income
                                          potential volatility
                                                                                     o     High-quality debt obligations are
                                    o     Market risk--the risk that the market            generally more secure than stocks since
                                          value of an investment may move up or            companies must pay their debts before
                                          down, sometimes rapidly or                       they pay dividends
                                          unpredictably. Market risk may affect
                                          an industry, a sector, or the market       o     Investment-grade bonds have a lower risk
                                          as a whole                                       of default than junk bonds

                                    o     Interest rate risk--the risk that the      o     Bonds with longer maturity dates
                                          value of most bonds will fall when               typically have higher yields
                                          interest rates rise; the longer a
                                          bond's maturity and the lower its          o     Intermediate-term securities may be less
                                          credit quality, the more its value               susceptible to loss of principal than
                                          typically falls. It can lead to price            longer-term securities
                                          volatility
------------------------------------------------------------------------------------------------------------------------------------



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                                                                              19

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HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

------------------------
INVESTMENT TYPE (CONT'D)
% OF FUND'S TOTAL ASSETS            RISKS                                            POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------------------------------------

FIXED-INCOME OBLIGATIONS (CONT'D)   o     Prepayment risk--for mortgage-related      o     For mortgage-related securities, may
                                          securities, the risk that the                    benefit from security interest in real
                                          underlying mortgage may be prepaid               estate collateral
                                          partially or completely, generally
                                          during periods of falling interest         o     Pass-through instruments provide greater
                                          rates, which could adversely affect              diversification than direct ownership of
                                          yield to maturity and could require              loans
                                          the Fund to reinvest in lower-yielding
                                          securities
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES                         o     Derivatives such as futures, options       o     Hedges that correlate well with an
                                          and foreign currency forward contracts           underlying position can reduce or
ALL FUNDS                                 that are used for hedging purposes may           eliminate investment income or capital
                                          not fully offset the underlying                  gains at low cost
PERCENTAGE VARIES                         positions and this could result in
                                          losses to a Fund that would not have       o     A Fund could make money and protect
                                          otherwise occurred                               against losses if the investment
                                                                                           analysis proves correct
                                    o     Derivatives used for risk management
                                          may not have the intended effects and      o     Derivatives that involve leverage could
                                          may result in losses or missed                   generate substantial gains at low cost
                                          opportunities
                                                                                     o     One way to manage a Fund's risk/return
                                    o     The other party to a derivatives                 balance is to lock in the value of an
                                          contract could default                           investment ahead of time

                                    o     Derivatives that involve leverage
                                          could magnify losses

                                    o     Certain types of derivatives involve
                                          costs to a Fund that can reduce
                                          returns

------------------------------------------------------------------------------------------------------------------------------------
DOLLAR ROLLS                        o     May magnify underlying investment           o     May magnify underlying investment gains
                                          losses
PRUDENTIAL BOND MARKET
INDEX FUND                          o     Investment costs may exceed potential
                                          underlying investment gains
UP TO 20%
------------------------------------------------------------------------------------------------------------------------------------


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HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

------------------------
INVESTMENT TYPE (CONT'D)
% OF FUND'S TOTAL ASSETS            RISKS                                            POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES          o     Not all are insured or guaranteed by        o     Regular interest income
                                          the U.S. government, but only by the
PRUDENTIAL EUROPE INDEX FUND              issuing agency                              o     The U.S. government guarantees interest
PRUDENTIAL PACIFIC INDEX FUND                                                               and principal payments on certain
PRUDENTIAL SMALL-CAP                o     Limits potential for capital                      securities
INDEX FUND                                appreciation
                                                                                      o     Generally more secure than lower-quality
UP TO 20%                           o     Interest rate risk-- the value of most            debt securities and equity securities
                                          debt securities will fall when
PRUDENTIAL BOND MARKET                    interest rates rise                         o     May preserve a Fund's assets
INDEX FUND
                                    o     Market risk--the risk that instruments
PERCENTAGE VARIES                         may lose value in the market because
                                          interest rates change or there is a
                                          lack of confidence in a group of
                                          borrowers
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES                 o     May be difficult to value precisely         o     May offer a more attractive yield or
                                                                                            potential for growth than more widely
ALL FUNDS                           o     May be difficult to sell at the time              traded securities
                                          or price desired
UP TO 15% OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS            o     Limits potential for capital                o     May preserve a Fund's assets
                                          appreciation
ALL FUNDS
                                    o     See credit risk
UP TO 20%
                                    o     See market risk
------------------------------------------------------------------------------------------------------------------------------------



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                                                                              21
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HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Funds.


      The Board of Trustees may terminate a Fund upon prior notice if the Fund fails to gather sufficient assets or otherwise.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

      Under a management agreement with each Fund, PIFM manages the Funds' investment operations and administers their business affairs. PIFM also is responsible for supervising the Funds' investment adviser. For the fiscal year ended September 30, 1999, the Funds paid PIFM the management fees shown below.

--------------------------------------------------------------------------------
                                                               Annual Management
             Fund                                              Fee Paid to PIFM
Prudential Bond Market Index Fund                                    .25%
Prudential Europe Index Fund                                         .40%
Prudential Pacific Index Fund                                        .40%
Prudential Small-Cap Index Fund                                      .30%

      PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as the manager to all 46 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $72 billion.

INVESTMENT ADVISER


The Prudential Investment Corporation, called Prudential Investments, is the Funds' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102 and has served as an investment adviser to investment companies since 1984. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.



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HOW THE FUNDS ARE MANAGED
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DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes each Fund's shares under a Distribution Agreement with the Fund. Under the Distribution Agreement, PIMS pays the expenses of distributing each Fund's Class Z shares and provides certain shareholder support services.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Funds and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on a Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Company and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on a Fund. Moreover, the Funds at this time have not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

      Additionally, issuers of securities generally, as well as those purchased by a Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by a Fund.


--------------------------------------------------------------------------------
                                                                              23
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FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from a Fund also may be subject to state and local income tax in the state where you live.


      Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

      The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

      Each Fund distributes DIVIDENDS of any net investment income to shareholders, typically annually. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

      Each Fund also distributes realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed depending on how long a Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

      For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


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FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

      Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide a Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of a Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

--------------------------------------------------------------------------------
                                                      + $  CAPITAL GAIN
                                                           (taxes owed)
RECEIPTS
FROM SALE                       [GRAPHIC OMITTED]      OR

                                                      - $  CAPITAL LOSS
                                                           (offset against gain)
--------------------------------------------------------------------------------

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

      If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares).

      Exchanging your shares of a Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

      Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


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HOW TO BUY, SELL AND
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EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of a Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

STEP 2: CLASS Z SHARES

Class Z shares of each Fund are available only to a limited group of investors.

--------------------------------------------------------------------------------
                                                                CLASS Z

Maximum purchase amount                                           None

Minimum amount for subsequent purchases                           None

Maximum initial sales charge                                      None

Contingent Deferred Sales Charge (CDSC)                           None

Annual distribution and service (12b-1) fees                      None


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                                                                              27
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HOW TO BUY, SELL AND
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EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Funds as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      o Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

      o Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

      o Investors who purchase $1 million or more of shares (or who already own $1 million of shares of other Prudential mutual funds),

      o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

      o Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and

      o     Prudential, with an investment of $10 million or more.

      In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


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--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

      We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because Prudential Europe Index Fund and Prudential Pacific Index Fund invest in foreign securities, their NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect the NAV.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?

You will pay the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income


--------------------------------------------------------------------------------
                                                                              29
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HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain


--------------------------------------------------------------------------------
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HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

important financial information about a Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions.

      When you sell shares of a Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

      If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible



--------------------------------------------------------------------------------
                                                                              31
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HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

REDEMPTION IN KIND

If the sales of a Fund's shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for Class Z shares in certain other Prudential mutual funds--as well as certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of a Fund for Class Z shares of another Prudential mutual fund, but you can't exchange Class Z shares for Class A, Class B or Class C shares. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010


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EXCHANGE SHARES OF THE FUNDS
--------------------------------------------------------------------------------

      Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING


Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. A Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights will help you evaluate each Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that Fund, assuming reinvestment of all dividends and other distributions. The information is for the periods indicated.

      Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.


--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PRUDENTIAL BOND MARKET INDEX FUND


The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE                       1999            1998(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.91          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(4)                                .55              .55
Net realized and unrealized gain (loss)
  on investment transactions                           (.62)             .52
TOTAL FROM INVESTMENT OPERATIONS                       (.07)            1.07
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.53)            (.15)
Distributions from net realized gains                  (.06)            (.01)
TOTAL DISTRIBUTIONS                                    (.59)            (.16)
NET ASSET VALUE, END OF PERIOD                      $ 10.25          $ 10.91
TOTAL RETURN(3)                                        (.66)%          10.79%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                              1999            1998(1)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                     $44,962          $39,790
Average net assets (000)                            $42,388          $33,637
RATIOS TO AVERAGE NET ASSETS:(4)
Expenses                                                .40%             .40%(2)
Net investment income                                  5.56%            5.68%(2)
Portfolio turnover                                      313%(5)           33%
--------------------------------------------------------------------------------
(1) FOR THE PERIOD 10-1-97 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-98.
(2)   ANNUALIZED.
(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(4)   NET OF EXPENSE SUBSIDY OF $.02 AND $.05 PER SHARE, RESPECTIVELY.
(5)   INCLUDES DOLLAR ROLLS.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PRUDENTIAL EUROPE INDEX FUND


The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE                       1999             1998(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.64          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                .17              .18
Net realized and unrealized gain
  on investment and foreign
  currency transactions                                1.61              .53
TOTAL FROM INVESTMENT OPERATIONS                       1.78              .71
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.23)            (.07)
Distributions from net
  realized gains                                       (.03)              --
TOTAL DISTRIBUTIONS                                    (.26)            (.07)
NET ASSET VALUE, END OF PERIOD                      $ 12.16          $ 10.64
TOTAL RETURN(3)                                       16.86%            7.17%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                              1999            1998(1)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                     $22,675          $18,026
Average net assets (000)                            $21,984          $17,728
RATIOS TO AVERAGE NET ASSETS:(2)
Expenses                                                .60%             .60%(4)
Net investment income                                  1.55%            1.64%(4)
Portfolio turnover                                        4%               4%
--------------------------------------------------------------------------------
(1) FOR THE PERIOD FROM 10-1-97 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-98.
(2)   NET OF EXPENSE SUBSIDY OF $.12 AND $.21 PER SHARE, RESPECTIVELY.
(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(4)   ANNUALIZED.



--------------------------------------------------------------------------------
36  PRUDENTIAL INDEX SERIES FUND                [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PRUDENTIAL PACIFIC INDEX FUND


The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE             1999         1998        1997(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  6.38      $  9.88      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                      .05          .06           .02
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                      4.39        (3.55)        (0.14)
TOTAL FROM INVESTMENT OPERATIONS             4.44        (3.49)        (0.12)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.06)        (.01)           --
NET ASSET VALUE, END OF PERIOD            $ 10.76      $  6.38      $   9.88
TOTAL RETURN(3)                             70.48%      (35.54)%       (1.20)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                    1999         1998        1997(1)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)           $36,584      $16,441      $ 24,699
Average net assets (000)                  $24,660      $19,827      $ 24,802
RATIOS TO AVERAGE NET ASSETS:(2)
Expenses                                      .60%         .60%          .60%(4)
Net investment income                         .72%         .78%        13.14%(4)
Portfolio turnover                              5%           2%            0%
--------------------------------------------------------------------------------
(1) FOR THE PERIOD FROM 9-24-97 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-97.
(2)   NET OF EXPENSE SUBSIDY OF $.07, $.11 AND $.01 PER SHARE, RESPECTIVELY.
(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(4)   ANNUALIZED.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL SMALL-CAP INDEX FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

------------------------------------------------------
CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE                     1999              1998(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.09           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                               .05               .04
Net realized and unrealized gain
  (loss) on investments                               1.36             (1.94)
TOTAL FROM INVESTMENT OPERATIONS                      1.41             (1.90)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)             (.01)
Dividends from net realized capital gains             (.19)               --
TOTAL DISTRIBUTIONS                                   (.24)             (.01)
NET ASSET VALUE, END OF PERIOD                     $  9.26           $  8.09
TOTAL RETURN(3)                                      17.65%           (18.98)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                            1999              1998(1)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                    $28,670           $20,256
Average net assets (000)                           $26,722           $22,676
RATIOS TO AVERAGE NET ASSETS:(2)
Expenses                                               .50%              .50%(4)
Net investment income                                  .60%              .48%(4)
Portfolio turnover                                      28%               52%
--------------------------------------------------------------------------------
(1) FOR THE PERIOD FROM 10-1-97 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-98.
(2)   NET OF EXPENSE SUBSIDY OF $.07 AND $.11 PER SHARE, RESPECTIVELY.
(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
(4)   ANNUALIZED.



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                                                                              39

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCE FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
  FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS

GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS
       EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.


--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

BOND FUNDS

TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
  FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
  FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
  FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
  FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES


COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND


INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
  PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES


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                                                                              41

FOR MORE INFORMATION

Please read this prospectus before you invest in a Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the u.s.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

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Visit Prudential's Web Site At:

HTTP://WWW.PRUDENTIAL.COM

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Additional information about a Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  (incorporated by reference into this prospectus)

ANNUAL REPORT

  (contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:

publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

In Person:

Public Reference Room in
Washington, DC
  (For hours of operation, call 1-202-942-8090.)

Via the Internet:

on the EDGAR database at
http://www.sec.gov

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                                               CUSIP                    Quotron
                                               Nos.:                    Symbols:

Prudential Bond
Market Index Fund
Class Z:                                     74438C605                    --
Prudential Europe
Index Fund
Class Z:                                     74438C704                    --
Prudential Pacific
Index Fund
Class Z:                                     74438C803                    --
Prudential Small-Cap
Index Fund
Class Z:                                     74438C886                    --

Investment Company Act File No.: 811-6677

MF177A

[RECYCLE LOGO] Printed on Recycled Paper

                        PRUDENTIAL BOND MARKET INDEX FUND
                          PRUDENTIAL EUROPE INDEX FUND
                          PRUDENTIAL PACIFIC INDEX FUND
                         PRUDENTIAL SMALL-CAP INDEX FUND
                           PRUDENTIAL STOCK INDEX FUND


                       Statement of Additional Information
           dated November 18, 1999, as supplemented on December 17, 1999


      Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund (each a Fund and collectively, the Funds) are each a series of Prudential Index Series Fund (the Company).

      The investment objective of Prudential Bond Market Index Fund is to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Bond Index for that purpose.

      The investment objective of Prudential Europe Index Fund is to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the Morgan Stanley Capital International Europe Index for that purpose.

      The investment objective of Prudential Pacific Index Fund is to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the Morgan Stanley Capital International Pacific Free Index for that purpose.

      The investment objective of Prudential Small-Cap Index Fund is to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Prudential Small-Cap Index Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Index for that purpose.

      The investment objective of Prudential Stock Index Fund is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

      There can be no assurance that a Fund's investment objective will be achieved. See "Description of the Funds, Their Investments and Risks."

      The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Stock Index Fund dated November 18, 1999, and the Prospectus of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund dated November 18, 1999 (as supplemented on December 17,
1999), copies of which may be obtained from the Company upon request.


                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----


Company History........................................................... B-2
Description of the Funds, Their Investments and Risks..................... B-2
Investment Restrictions................................................... B-22
Management of the Company................................................. B-23
Control Persons and Principal Holders of Securities....................... B-27
Investment Advisory and Other Services.................................... B-27
Brokerage Allocation and Other Practices.................................. B-31
Capital Shares, Other Securities and Organization......................... B-33
Purchase, Redemption and Pricing of Fund Shares........................... B-34
Shareholder Investment Account............................................ B-42
Net Asset Value........................................................... B-47
Taxes, Dividends and Distributions........................................ B-48
Performance Information................................................... B-51
Financial Statements...................................................... B-53
Report of Independent Accountants--Prudential Bond Market Index Fund...... B-63
Report of Independent Accountants--Prudential Europe Index Fund........... B-79
Report of Independent Accountants--Prudential Pacific Index Fund.......... B-94
Report of Independent Accountants--Prudential Small-Cap Index Fund........ B-111
Report of Independent Accountants--Prudential Stock Index Fund............ B-128
Appendix--Description of Ratings..........................................   A-1
Appendix I--General Investment Information................................   I-1
Appendix II--Historical Performance Data..................................  II-1
Appendix III--Information Relating to Prudential.......................... III-1
Appendix IV--5% Shareholders..............................................  IV-1


MF174B

                                 COMPANY HISTORY

      The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. In addition, Stock Index Fund changed its name to Prudential Stock Index Fund at the same time. On February 19, 1997, the Trustees approved the addition of the following four Funds to the
Company: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. The Company changed its name from Prudential Dryden Fund to Prudential Index Series Fund effective January 23, 1998.

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

      (A) CLASSIFICATION. The Company is an open-end, management investment company offering five diversified Funds.

      (B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. This section describes each Fund's principal and non-principal strategies and risks. Each Fund has an investment objective of providing investment results that correspond to the performance of a specific broad-based index of securities. In seeking to track a particular index, a mutual fund generally uses one of two methods to select stocks or bonds in which it invests. Prudential Stock Index Fund intends to invest at least 80% of its total assets in securities included in the S&P 500 Index. In other words, it holds each stock in its target index in about the same proportions as represented in the index itself. This is called a "replication" method.

      Other index funds may use a different security selection process. Because it would be very expensive to buy and sell all of the securities held in certain indexes, funds tracking these indexes use a "sampling" technique. Using sophisticated computer programs, the funds select securities that will recreate their target indexes in terms of industry weightings, market capitalization and other characteristics. Each of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund uses this method of indexing.

      While the principal investment policies and strategies for seeking to achieve these objectives are described in the Funds' prospectuses, each Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.

      The investment objective of Prudential Bond Market Index Fund is to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Bond Index for that purpose.

      The investment objective of Prudential Europe Index Fund is to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI Europe Index for that purpose.

      The investment objective of Prudential Pacific Index Fund is to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the MSCI Pacific Free Index for that purpose.

      The investment objective of Prudential Small-Cap Index Fund is to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P SmallCap 600 Index for that purpose.

      The investment objective of Prudential Stock Index Fund is to provide investment results that correspond to the price and yield performance of the S&P 500 Index.

      The investment objective of Prudential Stock Index Fund is fundamental. Each other Fund's investment objective and the investment policies (other than their investment restrictions) of all Funds are not fundamental and so may be changed by the Board of Trustees (Trustees) without shareholder approval. However, shareholders would be notified prior to a material change in a Fund's investment objective and policies. The broad-based indexes used by the Funds (except Prudential Stock Index Fund) may be changed from time to time at the discretion of the Subadviser under the supervision of the Trustees.


      The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the investment adviser for the Funds, using a "passive" or indexing investment approach, will attempt to approximate the investment performance of the respective indexes by holding a portfolio of stocks or bonds selected through statistical procedures. The Funds are managed without regard to tax ramifications. Each Fund pursues its objective through the investment policies described below. While each Fund will seek to achieve its objective, the Funds will differ with respect to the degree of risk that they involve.


      PRUDENTIAL BOND MARKET INDEX FUND

      Prudential Bond Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Bond Index for that purpose. The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value.

      To achieve its investment objective, Prudential Bond Market Index Fund will purchase securities that as a group reflect the performance of the Lehman Brothers Aggregate Bond Index. The Fund intends to hold a representative sample of the securities that reflect the three major classes of fixed-income investments in the Lehman Brothers Aggregate Bond Index: U.S. Treasury and Government agency securities, investment-grade corporate debt obligations and mortgage-backed securities. The securities included in the Index must be U.S. dollar-denominated and investment-grade, and have a fixed rate coupon, a remaining maturity or average life of at least one year and generally have an outstanding market value of at least $100 million. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the Lehman Brothers Aggregate Bond Index. As of September 30, 1999, U.S. Treasury and agency securities comprised 33.9% and 8.7%, respectively, of the Index's total market value, corporate bonds comprised 20.9%, asset-backed securities comprised 1.3% and mortgage-backed securities comprised 35.2%.

      Prudential Bond Market Index Fund intends to invest at least 80% of its total assets in the types of securities included in the Lehman Brothers Aggregate Bond Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) put and call options on fixed-income securities and bond indexes; and (iii) bond futures contracts and options thereon.

      If net cash outflows from Prudential Bond Market Index Fund are anticipated, the Fund may sell securities (in proportion to their weighting in the Lehman Brothers Aggregate Bond Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of securities needed to meet the cash requirements. If Prudential Bond Market Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the Lehman Brothers Aggregate Bond Index.

      The Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers Inc.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association
(FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United

States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

      Prudential Bond Market Index Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

      The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

      Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

      PRUDENTIAL EUROPE INDEX FUND

      Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI Europe Index for that purpose. The MSCI Europe Index is an unmanaged, diversified, capitalization weighted index currently consisting of the equity securities of more than 550 companies located in 15 developed European countries. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

      To achieve its investment objective, Prudential Europe Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI Europe Index. The Fund intends to invest in a representative sample of the stocks included in the MSCI Europe Index in approximately the same proportions as they are represented in that index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI Europe Index. The United Kingdom, Germany and France dominate the MSCI Europe Index, with 31%, 14% and 14%, respectively, of the market capitalization of the Index as of September 30, 1999.

      Prudential Europe Index Fund intends to invest at least 80% of its total assets in securities included in the MSCI Europe Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) equity-related securities; (iii) put and call options on securities, stock indexes and foreign currencies; (iv) foreign currency forward contracts; and (v) financial futures contracts on stocks, indexes and currencies and options thereon.

      If net cash outflows from Prudential Europe Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the MSCI Europe Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Europe Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI Europe Index.

      The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.

      PRUDENTIAL PACIFIC INDEX FUND

      Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the MSCI Pacific Free Index for that purpose. The MSCI Pacific Free Index is an unmanaged, diversified, capitalization weighted index currently consisting of more than 400 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand and Singapore.

      To achieve its investment objective, Prudential Pacific Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI Pacific Free Index. The Fund intends to invest in a representative sample of the equity securities included in the MSCI Pacific Free Index in approximately the same proportions as they are represented in the MSCI Pacific Free Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI Pacific Free Index. The MSCI Pacific Free Index is dominated by the Japanese stock market, which represented 83% of the market capitalization of the Index as of September 30, 1999.

      Prudential Pacific Index Fund intends to invest at least 80% of its total assets in securities included in the MSCI Pacific Free Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) equity-related securities; (iii) put and call options on securities, stock indexes and foreign currencies; (iv) foreign currency forward contracts; and (v) financial futures contracts on stocks, indexes and currencies and options thereon.

      If net cash outflows from Prudential Pacific Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the MSCI Pacific Free Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Pacific Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI Pacific Free Index.

      The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.

      PRUDENTIAL SMALL-CAP INDEX FUND

      Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small-cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P SmallCap 600 Index for that purpose. The S&P SmallCap 600 Index is an unmanaged, market-value weighted index (stock price times the number of shares outstanding) of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P SmallCap 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) as to a stock's attractiveness as an investment. The S&P SmallCap 600 Index currently measures the performance of selected U.S. stocks with a market value of no greater than $3.01 billion (as of September 30, 1999). "S&P 600(R)," "Standard & Poor's 600" and "600" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. Prudential Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

      To achieve its investment objective, Prudential Small-Cap Index Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P SmallCap 600 Index. The Fund intends to purchase a representative sample of the 600 stocks included in the S&P SmallCap 600 Index in approximately the same proportions as they are represented in the S&P SmallCap 600 Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the S&P SmallCap 600 Index or receipt of distributions of securities of companies spun off from S&P 600 companies.

      Prudential Small-Cap Index Fund intends to invest at least 80% of its total assets in securities included in the S&P SmallCap 600 Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) money market instruments, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;
(iii) put and call options on securities and stock indexes; and (iv) stock index futures contracts and options thereon.

      If net cash outflows from Prudential Small-Cap Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the S&P SmallCap 600 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Small-Cap Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P SmallCap 600 Index.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P SMALLCAP 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (THE MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P SMALLCAP 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P SMALLCAP 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      PRUDENTIAL STOCK INDEX FUND

      Prudential Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by S&P on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 80% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. Prudential Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

      To achieve its investment objective, Prudential Stock Index Fund intends to replicate the S&P 500 Index by holding all of the securities in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

      Prudential Stock Index Fund intends that at least 80% of its total assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indexes; and (iv) futures contracts on stock indexes and options thereon.

      If net cash outflows from Prudential Stock Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Stock Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      INVESTMENT POLICIES APPLICABLE TO EACH FUND

      The Funds are each expected to invest in over 250 stocks (or bonds for the Prudential Bond Market Index Fund). Stocks are selected for inclusion in each applicable Fund's portfolio based on country, market capitalization, industry weightings and fundamental characteristics such as return variability, earnings valuation and yield. Each Fund's portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, Prudential Europe Index Fund and Prudential Pacific Index Fund will invest in each country in approximately the same percentage as the country's weight in the index.

      Prudential Stock Index Fund attempts to replicate the S&P 500 Index. The other Funds may not hold all of the issues that comprise their respective indexes because of the costs involved and the illiquidity of many of the securities. Instead, each Fund (except Prudential Stock Index Fund) will attempt to hold a representative sample of the securities in its respective index, which will be selected utilizing a statistical technique known as "sampling." Under this technique, each stock is considered for inclusion in the portfolio based on its contribution to certain country, capitalization, industry and fundamental investment characteristics. Each applicable Fund's portfolio is constructed so that, in the aggregate, the country, capitalization, industry and fundamental investment characteristics resemble those of its respective index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the indexes.

      Due to the use of this "sampling" or "portfolio optimization" technique, the Funds' portfolios (other than the portfolio of Prudential Stock Index Fund) are not expected to track their benchmark indexes with the same degree of accuracy as large capitalization domestic index funds. Each Fund will attempt to achieve a correlation between its performance and that of its respective index of at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. The investment adviser will, of course, attempt to minimize any tracking differential (that is, the statistical measure of the difference between the investment results of a Fund and that of its respective index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other expenses, may cause a Fund's return to be lower than the return of its respective index. Consequently, there can be no assurance as to how closely a Fund's performance will correspond to the performance of its respective index.

      The Funds will not invest in money market instruments, futures contracts, options or warrants as part of a temporary defensive strategy, such as reducing a Fund's investments in common stocks to protect against potential stock market declines, except that Prudential Stock Index Fund has the ability to invest up to 20% of total assets in temporary defensive investments, but it has no current intention of doing so. The Funds intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indexes. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge a Fund's portfolio. Prudential Europe Index Fund and Prudential Pacific Index Fund also may enter into foreign currency forward contracts in order to maintain the same currency exposure as their respective indexes, but not as part of a defensive strategy to protect against fluctuations in exchange rates.

      In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Funds also may
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend their portfolio securities.

      EQUITY AND EQUITY-RELATED SECURITIES

      Each Fund other than Prudential Bond Market Index Fund invests primarily in equity securities, and the value of these Funds' investments will go up and down with the performance of the stocks in the applicable index. Investment by Prudential Small-Cap Index Fund in small companies involves greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies; however, smaller companies often have limited operating histories, product lines, markets or financial resources, and may lack management depth. These companies may be subject to intense competition from larger entities, and the securities of these companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general.

      The Funds other than Prudential Bond Market Index Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.

      ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

      U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.


      CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

      A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

      In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Funds may invest in these types of convertible securities.

      REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

      Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund that has entered into the repurchase agreement will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. Each Fund may participate in a joint repurchase account managed by the Manager pursuant to an order of the Securities and Exchange Commission (Commission).

      Each Fund has the authority to enter into reverse repurchase agreements, dollar rolls and forward rolls. No Fund (except Prudential Bond Market Index
Fund) plans to do so for the foreseeable future. Prudential Bond Market Index Fund may use dollar rolls as described in its prospectus. The Funds may enter into reverse repurchase agreements. Each Fund may enter into such agreements with banks and securities dealers that meet the creditworthiness standards established by the investment adviser. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Funds receive collateral equal to the resale price, which is marked-to-market daily. These agreements permit each Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

      The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price.

      FIXED-INCOME SECURITIES

      Prudential Bond Market Index Fund will invest primarily in fixed-income securities including U.S. Treasury obligations and securities issued or guaranteed by U.S. Government agencies and instrumentalities, investment-grade corporate debt obligations and mortgage-backed securities.

      U.S. Treasury securities, including bills, notes and bonds, are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities. Obligations issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government may or may not be backed by the "full faith and credit" of the United States.

      The Fund may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P Ratings) or Baa by Moody's Investors Service, Inc. (Moody's) or comparably rated by a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. Securities rated Baa by Moody's are considered to be investment grade, although they have speculative characteristics. Changes in economic or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or Baa to pay interest or repay principal than is the case for issuers of higher rated securities. See "Description of Ratings" in the Appendix.

      In general, the ratings of Moody's, S&P Ratings, Duff and Phelps, Inc. (Duff & Phelps) and other NRSROs represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

      Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff &

Phelps or another NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Funds' Custodian will segregate cash or other liquid assets having a value equal to or greater than the Funds' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

      To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

      Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

      SECURITIES LENDING

      Each Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund that has loaned its portfolio securities an amount equivalent to any dividend or interest paid on such securities and that Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extension of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, a Fund will not lend more than 30% of the value of its total assets. A Fund may pay reasonable administration and custodial fees in connection with a loan.

      A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

      BORROWING

      Each Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If a Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

      Each Fund may borrow from time to time, at the Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions. A Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Fund other than Prudential Bond Market Index Fund currently has any intention of doing so. Prudential Bond Market Index Fund may use dollar rolls as described below and in its prospectus.

      DOLLAR ROLLS

      Prudential Bond Market Index Fund may use dollar rolls as part of its investment strategy. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund, which are limited to 20% of the Fund's total assets. The Fund may cover dollar rolls by segregating with its Custodian cash or liquid assets equal in value to its obligations for dollar rolls. Covered rolls (that is, those for which there is an offsetting cash position or a cash equivalent security position) are not considered borrowings for the purposes of the 20% limitation.

      SECURITIES OF FOREIGN ISSUERS

      Prudential Europe Index Fund and Prudential Pacific Index Fund will invest primarily in equity securities of foreign companies. Prudential Stock Index Fund may invest 20% of its assets in equity securities of foreign issuers denominated in U.S. currency. Foreign securities involve certain risks which should be considered carefully by an investor in these Funds. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

      If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although Prudential Europe Index Fund and Prudential Pacific Index Fund will receive income in foreign currencies, the two Funds will be required to compute and distribute their income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Funds' income has been accrued and translated into U.S. dollars, the Funds could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Funds are required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Prudential Europe Index Fund and Prudential Pacific Index Fund may, but need not, enter into futures contracts on foreign currencies, foreign currency forward contracts and options on foreign currencies for hedging purposes, including, locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

      The Funds (other than Prudential Bond Market Index Fund) may invest a portion of their assets in equity securities of foreign issuers denominated in U.S. currency. ADRs and ADSs are not deemed to be foreign securities.

      The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

      The economies of many of the countries in which a Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

      Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

      Brokerage commission rates in foreign countries are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

      RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, each Fund will treat the euro as a separate currency from that of any participating state.

      The conversion may adversely effect a Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

      The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect a Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing law.

      The Funds' Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable each Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Funds' other service providers to address the conversion. No Fund has borne any expense relating to these actions.

      RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

      The Funds may also engage in various portfolio strategies to reduce certain risks of their investments and to attempt to enhance return. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed, and each Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

      OPTIONS TRANSACTIONS

      Each Fund may purchase and write (that is, sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge a Fund's portfolio. Prudential Europe Index Fund and Prudential Pacific Index Fund also may purchase and write put and call options on currencies. Each Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each Fund may also purchase put and call options to offset previously written put and call options of the same series.

      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the security, currency or securities in the index subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than the current market price.

      Each Fund will write only "covered" options. A written option is covered if, as long as a Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, a Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

      Each Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

      Each Fund may purchase and sell put and call options on securities indexes. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, each Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index.

      OPTIONS ON SECURITIES AND SECURITIES INDEXES

      A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets segregated until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

      A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      Each Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Funds, and thus their investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on securities indexes. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

      A Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. A Fund may purchase and sell futures contracts and related options, without limitation, for BONA FIDE hedging purposes in accordance with regulations of the CFTC (that is, to reduce certain risks of its investments).

      Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If a Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contract.

      A Fund's successful use of futures contracts and related options is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict each Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

      A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

      The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash or U.S. Government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

      Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."

      Each Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; a Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

      Prudential Europe Index Fund's and Prudential Pacific Index Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

      A Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, the Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

      Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Fund's counterparty to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to segregate cash or other liquid assets in an amount equal to the position. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

      Prudential Europe Index Fund and Prudential Pacific Index Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which foreign currency forward contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

      Generally, the OTC foreign currency options used by these Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      If the Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. The Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

      FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

      Prudential Europe Index Fund and Prudential Pacific Index Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

      Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

      Transactions using forward currency contracts, futures contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with the Commission guidelines regarding cover for these instruments and, if the guidelines so require, segregate cash or liquid assets with its Custodian in the prescribed amount.

      Assets used as cover or segregated cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregation could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SEGREGATED ASSETS


      Each Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include dollar rolls, forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


ILLIQUID SECURITIES

      Each of the Funds may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

      Restricted securities eligible for resale pursuant to Rule 144A and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Trustees. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Subadviser will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless a Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. A Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.

OTHER INVESTMENT TECHNIQUES

      Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus.

(D) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Prudential Stock Index Fund may not invest more than 20% of its total assets in money market instruments as part of a temporary defensive strategy. The Funds may invest uncommitted cash balances in money market instruments or to maintain liquidity to meet redemptions. Money market instruments include commercial paper of domestic or foreign corporations, certificates of deposit, bankers' acceptances and time obligations of domestic or foreign banks, foreign government securities and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. Investments in foreign securities may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(E) PORTFOLIO TURNOVER. As a result of the investment policies described above, a Fund may engage in a substantial number of portfolio transactions, and a Fund's portfolio turnover rate may exceed 100%, but no Fund's portfolio turnover rate is expected to exceed 100% except for Prudential Bond Market Index Fund. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

      The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act of 1940, as amended (Investment Company Act), a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.

      A Fund may not:

      1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

      2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

      3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

      5. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

      6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

      7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

      8. Make loans except by the purchase of fixed-income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

      9. Make short sales of securities.

      10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

      11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE COMPANY

                              POSITION WITH           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)        COMPANY              DURING PAST FIVE YEARS
-------------------------     -------------           ----------------------

Edward D. Beach (74)            Trustee          President and Director of BMC
                                                   Fund, Inc., a closed-end
                                                   investment company; formerly,
                                                   Vice Chairman of Broyhill
                                                   Furniture Industries, Inc.;
                                                   Certified Public Accountant;
                                                   Secretary and Treasurer of
                                                   Broyhill Family Foundation,
                                                   Inc.; Member of the Board of
                                                   Trustees of Mars Hill
                                                   College; and Director or
                                                   Trustee of 44 funds within
                                                   the Prudential Mutual Funds.

Delayne Dedrick Gold (62)       Trustee          Marketing and Management
                                                   Consultant; Director of The
                                                   High Yield Income Fund, Inc.;
                                                   and Director or Trustee of 44
                                                   funds within the Prudential
                                                   Mutual Funds.

*Robert F. Gunia (52)           Vice President   Chief Administrative Officer
                                and Trustee        (since June 1999) of
                                                   Prudential Investments; Vice
                                                   President (since September
                                                   1997) of The Prudential
                                                   Insurance Company of America
                                                   (Prudential); Executive Vice
                                                   President and Treasurer
                                                   (since December 1996) of
                                                   Prudential Investments Fund
                                                   Management LLC (PIFM);
                                                   formerly Senior Vice
                                                   President (March 1987-May
                                                   1999) of Prudential
                                                   Securities Incorporated
                                                   (Prudential Securities);
                                                   formerly Chief Administrative
                                                   Officer (July 1990- September
                                                   1996), Director (January
                                                   1989-September 1996) and
                                                   Executive Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer (June 1987-September
                                                   1996) of Prudential Mutual
                                                   Fund Management, Inc.; Vice
                                                   President and Director of The
                                                   Asia Pacific Fund, Inc.
                                                   (since May 1989); Director of
                                                   The High Yield Income Fund,
                                                   Inc.; and Director or Trustee
                                                   of 45 funds within the
                                                   Prudential Mutual Funds.

Douglas H. McCorkindale (60)    Trustee          Vice Chairman (since March
                                                   1984) and President (since
                                                   September 1997) of Gannett
                                                   Co. Inc. (publishing and
                                                   media); Director of Gannett
                                                   Co. Inc., Frontier
                                                   Corporation and Continental
                                                   Airlines, Inc.; and Director
                                                   or Trustee of 24 funds within
                                                   the Prudential Mutual Funds.

Thomas T. Mooney (57)           Trustee          President of the Greater
                                                   Rochester Metro Chamber of
                                                   Commerce; former Rochester
                                                   City Manager; Trustee of
                                                   Center for Governmental
                                                   Research, Inc.; Director of
                                                   Blue Cross of Rochester,
                                                   Monroe County Water
                                                   Authority, Rochester Jobs,
                                                   Inc., Monroe County
                                                   Industrial Development
                                                   Corporation, Northeast
                                                   Midwest Institute; President,
                                                   Director and Treasurer of
                                                   First Financial Fund, Inc.
                                                   and The High Yield Plus Fund,
                                                   Inc.; and Director or Trustee
                                                   of 34 other funds within the
                                                   Prudential Mutual Funds.

                              POSITION WITH           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)        COMPANY              DURING PAST FIVE YEARS
-------------------------     -------------           ----------------------

Stephen P. Munn (57)            Trustee          Chairman (since January 1994),
                                                   Director and President (since
                                                   1988) and Chief Executive
                                                   Officer (1988-December 1993)
                                                   of Carlisle Companies
                                                   Incorporated (manufacturer of
                                                   industrial products); and
                                                   Director or Trustee of 30
                                                   funds within the Prudential
                                                   Mutual Funds.

*David R. Odenath, Jr. (42)     Trustee          Officer in Charge, President,
                                                   Chief Executive Officer and
                                                   Chief Operating Officer
                                                   (since June 1999), PIFM;
                                                   Senior Vice President (since
                                                   June 1999), Prudential;
                                                   Senior Vice President (August
                                                   1993-May 1999), PaineWebber
                                                   Group, Inc.; and Director or
                                                   Trustee of 44 funds within
                                                   the Prudential Mutual Funds.

Richard A. Redeker (56)         Trustee          Formerly President, Chief
                                                   Executive Officer and
                                                   Director (October
                                                   1993-September 1996),
                                                   Prudential Mutual Fund
                                                   Management, Inc., Executive
                                                   Vice President, Director and
                                                   Member of the Operating
                                                   Committee (October
                                                   1993-September 1996),
                                                   Prudential Securities;
                                                   Director (October
                                                   1993-September 1996) of
                                                   Prudential Securities Group,
                                                   Inc., Executive Vice
                                                   President, The Prudential
                                                   Investment Corporation (PIC)
                                                   (January 1994-September
                                                   1996), Director (January
                                                   1994-September 1996) of
                                                   Prudential Mutual Fund
                                                   Distributors, Inc. and
                                                   Prudential Mutual Fund
                                                   Services, Inc.; and Senior
                                                   Executive Vice President and
                                                   Director of Kemper Financial
                                                   Services, Inc. (September
                                                   1978-September 1993); and
                                                   Director or Trustee of 30
                                                   funds within the Prudential
                                                   Mutual Funds.

Robin B. Smith (59)             Trustee          Chairman and Chief Executive
                                                   Officer (since August 1996)
                                                   of Publishers Clearing House;
                                                   formerly President and Chief
                                                   Executive Officer (January
                                                   1988-August 1996) and
                                                   President and Chief Operating
                                                   Officer (September
                                                   1981-December 1988) of
                                                   Publishers Clearing House;
                                                   Director of BellSouth
                                                   Corporation, Texaco Inc.,
                                                   Spring Industries Inc. and
                                                   Kmart Corporation; and
                                                   Director or Trustee of 32
                                                   funds within the Prudential
                                                   Mutual Funds.

*John R. Strangfeld, Jr. (45)   President and    Chief Executive Officer,
                                Trustee            Chairman, President and
                                                   Director (since January
                                                   1990), of The Prudential
                                                   Investment Corporation,
                                                   Executive Vice President
                                                   (since February 1998),
                                                   Prudential Global Asset
                                                   Management Group of
                                                   Prudential, and Chairman
                                                   (since August 1989), Pricoa
                                                   Capital Group; formerly
                                                   various positions to Chief
                                                   Executive Officer (November
                                                   1994-December 1998), Private
                                                   Asset Management Group of
                                                   Prudential and Senior Vice
                                                   President (January
                                                   1986-August 1989), Prudential
                                                   Capital Group, a unit of
                                                   Prudential; and President and
                                                   Director or Trustee of 45
                                                   funds within the Prudential
                                                   Mutual Funds.

                             POSITION WITH           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)       COMPANY              DURING PAST FIVE YEARS
-------------------------    -------------           ----------------------

Louis A. Weil, III (58)         Trustee          Chairman (since January 1999),
                                                   President and Chief Executive
                                                   Officer (since January 1996)
                                                   and Director (since September
                                                   1991) of Central Newspapers,
                                                   Inc.; Chairman of the Board
                                                   (since January 1996),
                                                   Publisher and Chief Executive
                                                   Officer (August 1991-December
                                                   1995) of Phoenix Newspapers,
                                                   Inc.; formerly Publisher (May
                                                   1989-March 1991) of Time
                                                   Magazine, President,
                                                   Publisher & CEO (February
                                                   1986-August 1989) of The
                                                   Detroit News and member of
                                                   the Advisory Board, Chase
                                                   Manhattan Bank-Westchester;
                                                   and Director or Trustee of 30
                                                   funds within the Prudential
                                                   Mutual Funds.

Clay T. Whitehead (61)          Trustee          President (since May 1983) of
                                                   National Exchange Inc. (new
                                                   business development firm)
                                                   and Director or Trustee of 33
                                                   funds within the Prudential
                                                   Mutual Funds.

Grace C. Torres (40)            Treasurer and    First Vice President (since
                                Principal          December 1996) of PIFM; First
                                Financial and      Vice President (since March
                                Accounting         1993) of Prudential
                                Officer            Securities; formerly First
                                                   Vice President (March
                                                   1994-September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.

Stephen M. Ungerman (46)        Assistant        Tax Director (since March 1996)
                                Treasurer          of Prudential Investments;
                                                   formerly First Vice President
                                                   (February 1993-September
                                                   1996) of Prudential Mutual
                                                   Fund Management, Inc.

Marguerite E.H. Morrison (43)   Secretary        Vice President (since December
                                                   1996) of PIFM; Vice President
                                                   and Associate General Counsel
                                                   (since September 1987) of
                                                   Prudential Securities;
                                                   formerly Vice President and
                                                   Associate General Counsel
                                                   (June 1991-September 1996) of
                                                   Prudential Mutual Fund
                                                   Management, Inc.

----------

* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, PIFM or Prudential Securities.

** The address of the Trustees and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      The Company has Trustees who, in addition to overseeing the actions of the Funds' Manager, Subadviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Funds.


      The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of
75. Mr. Beach is scheduled to retire on December 31, 1999.


      Pursuant to the terms of each Management Agreement with the Funds, the Manager pays all compensation of officers and employees of the Funds as well as the fees and expenses of all Trustees of the Funds who are affiliated persons of the Manager. The Company currently pays each of its Trustees who is not an affiliated person of the Manager or the investment adviser annual compensation of $4,000 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on whose boards the Trustee may be asked to serve.

      Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to Commission exemptive order, at the daily rate of return of a Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.

      The interested Trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 1999 and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the year ended December 31, 1998.

                               COMPENSATION TABLE

                                                                 TOTAL 1998
                                                                COMPENSATION
                                                                FROM COMPANY
                                           AGGREGATE              AND FUND
                                         COMPENSATION           COMPLEX PAID
NAME AND POSITION                        FROM COMPANY            TO TRUSTEES
-----------------                        ------------            -----------
Edward D. Beach--Trustee                    $4,000            $135,000(44/71)*
Delayne D. Gold--Trustee                    $4,000            $135,000(44/71)*
Robert F. Gunia--Trustee+                      --                 None
Douglas H. McCorkindale--Trustee++          $4,000            $ 70,000(20/40)*
Thomas T. Mooney--Trustee++                 $4,000            $115,000(35/70)*
Stephen P. Munn--Trustee                    $4,000            $ 45,000(18/24)*
David R. Odenath, Jr.--Trustee+               --                  None

Richard A. Redeker--Trustee+                $3,000                None

Robin B. Smith--Trustee++                   $4,000            $ 90,000(32/41)*
John R. Strangfeld, Jr.--Trustee+              --                 None
Louis A. Weil, III--Trustee                 $4,000            $ 90,000(30/54)*
Clay T. Whitehead--Trustee                  $4,000            $ 45,000(18/24)*

* Indicates number of Funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.


+ Interested Trustees do not receive compensation from the Company or any fund in the Fund Complex. Mr. Redeker is no longer an interested Trustee.


++ Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      Trustees of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of December 3, 1999, the Trustees and officers of the Company, as a group, owned less than 1% of the outstanding share of any Fund.

      For beneficial owners, directly or indirectly, of more than 5% of any class of shares of a Fund as of December 3, 1999, see Appendix IV.

      As of December 3, 1999, Prudential Securities was the record holder for the beneficial owners of 817,644 shares of Prudential Bond Market Index Fund (approximately 17% of outstanding shares of such Fund); 284,838 shares of Prudential Europe Index Fund (approximately 16% of outstanding shares of such
Fund); 870,954 shares of Prudential Pacific Index Fund (approximately 5% of outstanding shares of such Fund); 988,980 shares of Prudential Small-Cap Index Fund (approximately 31% of outstanding shares of such Fund); 32,995 Class A shares of Prudential Stock Index Fund (approximately 97% of outstanding shares of such fund); 127,047 Class B shares of Prudential Stock Index Fund (approximately 84% of outstanding shares of such Fund); 115,360 Class C shares of Prudential Stock Index Fund (approximately 99% of outstanding shares of such Fund); 4,080,399 Class Z shares of Prudential Stock Index Fund (approximately 13% of outstanding Class Z shares of such Fund) and no Class I shares of Prudential Stock Index Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES


      (A) MANAGER AND INVESTMENT ADVISER. The manager of each Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the prospectus. As of October 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $72 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.


      PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to two Management Agreements with the Company (each a Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Funds. PIFM also administers the Company's business affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

      For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .25 of 1% of Prudential Bond Market Index Fund's average daily net assets, .40 of 1% of Prudential Europe Index Fund's average daily net assets, .40 of 1% of Prudential Pacific Index Fund's average daily net assets, .30 of 1% of Prudential Small-Cap Index Fund's average daily net assets and .30 of 1% of Prudential Stock Index Fund's average daily net assets. The fee is computed daily and payable monthly. Each Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Funds' expenses.

      In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

      (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadviser;

      (b) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and

      (c) the costs and expenses or fees payable to the Subadviser pursuant to two subadvisory agreements between the Manager and the Subadviser (collectively, the Subadvisory Agreements).

      Under the terms of the Management Agreements, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager,
(ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadviser, (iii) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws,
(xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (xiv) distribution fees.

      The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

      For the period from October 30, 1996 through September 30, 1997, PIFM received management fees of $921,557 from Prudential Stock Index Fund. During this period, the Manager subsidized certain expenses of the Fund.

      For the fiscal period ended September 30, 1997, PIFM received management fees of $1,630 from Prudential Pacific Index Fund. During this period, PIFM subsized certain expenses of the Fund.

      For the fiscal period ended September 30, 1998, PIFM received management fees of $83,862 from Prudential Bond Market Index Fund, $70,719 from Prudential Europe Index Fund, $79,309 from Prudential Pacific Index Fund, $67,841 from Prudential Small-Cap Index Fund, and $2,457,979 from Prudential Stock Index Fund. During this period, the Manager subsidized certain expenses of the Funds.

      For the fiscal year ended September 30, 1999, PIFM received management fees of $105,970 from Prudential Bond Market Index Fund, $87,936 from Prudential Europe Index Fund, $98,638 from Prudential Pacific Index Fund, $80,167 from Prudential Small-Cap Index Fund and $4,790,313 from Prudential Stock Index Fund. During this period, the Manager subsidized certain expenses of the Funds.

      The Manager has entered into two Subadvisory Agreements with the Subadviser. The Subadvisory Agreements provide that the Subadviser furnish investment advisory services in connection with the management of the Funds. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its services. In connection therewith, the Subadviser subject to the supervision of PIFM is obligated to keep certain books and records of the Funds. The Subadviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. PIFM continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreements and supervises the Subadviser's performance of such services.

      Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. Each Subadvisory Agreement may be terminated by the Company, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

      (B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class Z shares of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, and the Class Z and Class I shares of Prudential Stock Index Fund. Effective November 18, 1999, PIMS also acts as the distributor of the Class A, Class B and Class C shares of Prudential Stock Index Fund. PIMS is a subsidiary of Prudential.

      The Distributor of the Funds incurs the expenses of distributing the Class Z and Class I shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Funds.

      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company of behalf of Prudential Stock Index Fund under Rule 12b-1 under the Investment Company Act, the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares.

      The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Prudential Stock Index Fund shares, including lease, utility, communications and sales promotion expenses.

      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Prudential Stock Index Fund's shares and the maintenance of related shareholder accounts.

      CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of Prudential Stock Index Fund for the fiscal year ending September 30, 2000.

      CLASS B PLAN AND CLASS C PLANS. Under the Class B and Class C Plans, Prudential Stock Index Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

      Distribution expenses attributable to the sale of Class A, Class B or Class C shares of Prudential Stock Index Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

      Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Prudential Stock Index Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

      Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

      In addition to distribution and service fees paid by Prudential Stock Index Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. For the fiscal year ending September 30, 2000, PIFM has contractually agreed to subsidize each Fund's operating expenses so that total Fund operating expenses do not exceed the amounts shown in each prospectus. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

      Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

      (C) OTHER SERVICE PROVIDERS. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Company. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of each Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Manager is responsible for decisions to buy and sell securities and options on securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

      In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of a Fund's order.

      In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

      When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

      The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

      When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

      The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Funds. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Company, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Company at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Funds during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

      During the years ended September 30, 1999, 1998 and 1997, the Company paid no brokerage commissions to Prudential Securities.

      Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at September 30, 1999. As of September 30, 1999, the Funds held securities of the following: Warburg Dillon Read LLC, $22,170,776; Bear Stearns & Co., Inc., $22,968,739; Morgan (JP) Securities, Inc., $25,597,133; Goldman, Sachs & Co., $10,370,672; Morgan Stanley Dean Witter, $9,061,733; Lehman Brothers Holdings, Inc., $1,165,492; and PaineWebber Group, Inc., $870,000.

                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

      The Company is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into five series. Each Fund offers one class of shares (Class Z shares), except Prudential Stock Index Fund, which offers five classes, designated Class A, Class B, Class C, Class I and Class Z shares. Each class of shares represents an interest in the same assets of Prudential Stock Index Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature,
(5) Class A, Class I and Class Z shares are offered exclusively for sale to a limited group of investors and (6) Class I shares are subject to nominal transfer agency fees and are held in a single omnibus account. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

      Shares of the Company, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Company under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of each Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and Class I and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

      The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

      Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

      The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

      Shares of Prudential Stock Index Fund may be purchased at a price equal to the next determined net asset value (NAV) plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class A, Class I and Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. Each other Fund offers only Class Z shares.

PURCHASE BY WIRE

      For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1825 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class elections (Prudential Stock Index Fund only), dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Index Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and, if an investment in Prudential Stock Index Fund, the class in which you are eligible to invest (Class A, Class B, Class C, Class Z or Class I shares).

      If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York Time) on a business day, you may purchase shares of a Fund as of that day.

      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Index Series Fund, Class A, Class B, Class C, Class Z or Class I shares (Prudential Stock Index Fund only) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

      Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

      Under the current distribution arrangements between the Company and the Distributor, Class Z, Class A*, Class B* and Class I shares are sold at NAV and Class C* shares are sold with a 1% sales charge. Using the NAV of each Fund at September 30, 1999, the maximum offering price of each Fund's shares is as follows:

                                            PRUDENTIAL     PRUDENTIAL                         PRUDENTIAL
                                            BOND MARKET      EUROPE      PRUDENTIAL PACIFIC    SMALL-CAP   PRUDENTIAL STOCK
                                            INDEX FUND     INDEX FUND        INDEX FUND       INDEX FUND      INDEX FUND
                                            -----------      ------      ------------------    ---------   ----------------
CLASS Z


Net asset value, redemption price
  and offering price per Class Z share        $10.25         $12.16            $10.76            $9.26          $28.96


CLASS I


Net asset value, redemption price
  and offering price per Class I share           N/A            N/A               N/A              N/A          $28.99


----------
* Class B and Class C shares of Prudential Stock Index Fund are subject to a contingent deferred sales charge on certain redemptions. Class A, B and C shares of Prudential Stock Index Fund were not available on September 30, 1999.

SELECTING A PURCHASE ALTERNATIVE (PRUDENTIAL STOCK INDEX FUND ONLY)

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to Prudential Stock Index Fund:

      If you qualify for Class I shares, it is more advantageous to purchase them than any other class of shares. If you qualify to purchase Class Z shares, it is more advantageous to purchase them than Class A, Class B or Class C shares. If you qualify for Class A shares, it is more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment.

CLASS A SHARES

      BENEFIT PLANS. Certain individual and group retirement and savings plans may purchase Class A shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

      OTHER WAIVERS. In addition, Class A shares may be purchased through the Distributor or the Transfer Agent by:

      o     officers of the Prudential Mutual Funds (including the Company),

      o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

      o employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

      o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

      o     members of the Board of Directors of Prudential,

      o real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Pruco Securities Corporation or with the Transfer Agent,

      o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

      o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

      o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

      o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

      o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").

      Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in Prudential Stock Index Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      For an investor to purchase Class A shares, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies. The sale will be effected subject to confirmation of your entitlement.

      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of Prudential Stock Index Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases of Class A shares of other Prudential Mutual Funds.

      An eligible group of related Fund investors includes any combination of the following:

      o     an individual,

      o     the individual's spouse, their children and their parents,

      o     the individual's and spouse's Individual Retirement Account (IRA),

      o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

      o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

      o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

      o one or more employee benefit plans of a company controlled by an individual.

      Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

CLASS B SHARES

      The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of Prudential Stock Index Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

      The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

      BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

      INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

      BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares of a Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

      MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      o Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

      o Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

      o     Participant MasterShare accounts held at Prudential Securities,

      o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option,

      o current and former Director/Trustees of the Prudential Mutual Funds (including the Company), and

      o     Prudential, with an investment of $10 million or more.

      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

CLASS I SHARES

      BENEFIT PLANS. Certain group retirement plans may purchase Class I shares of Prudential Stock Index Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

RIGHTS OF ACCUMULATION

      Reduced sales charges are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential Mutual Funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

      The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

      You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

      If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

      If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

      SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

      REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets in cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

      90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of Prudential Stock Index Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

      CONTINGENT DEFERRED SALES CHARGE

      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% of CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

      The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                 CONTINGENT DEFERRED SALES
                                                  CHARGE AS A PERCENTAGE
      YEAR SINCE PURCHASE                         OF DOLLARS INVESTED OR
      PAYMENT MADE                                  REDEMPTION PROCEEDS
      ------------                                  -------------------

      First....................................             5.0%
      Second...................................             4.0%
      Third....................................             3.0%
      Fourth...................................             2.0%
      Fifth....................................             1.0%
      Sixth....................................             1.0%
      Seventh..................................             None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


      WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


      The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

      Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

      SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

      In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Company.


      You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with any waiver of the CDSC, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
---------------------                          --------------------------
Death                                          A copy of the shareholder's death
                                               certificate or, in the case of a
                                               trust, a copy of the grantor's
                                               death certificate, plus a copy of
                                               the trust agreement identifying
                                               the grantor.

Disability--An individual will be              A copy of the Social Security
considered disabled if he or she is            Administration award letter or a
unable to engage in any substantial            letter from a physician on the
gainful activity by reason of any              physician's letterhead stating
medically determinable physical or             that the shareholder (or, in the
mental impairment which can be                 case of a trust, the grantor (a
expected  to  result in death or to be         copy of the trust agreement
of long-continued and indefinite               identifying the grantor will be
duration.                                      required as well)) is permanently
                                               disabled. The letter must also
                                               indicate the date of disability.

Distribution from an IRA or 403(b)             A copy of the distribution form
Custodial Account                              from the custodial firm
                                               indicating (i) the date of birth
                                               of the shareholder and (ii) that
                                               the shareholder is over age 59
                                               and is taking a normal
                                               distribution--signed by the
                                               shareholder.

Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee indicating
                                               the reason for the distribution.

Excess Contributions                           A letter from the shareholder
                                               (for an IRA) or the plan
                                               administrator/trustee on company
                                               letterhead indicating the amount
                                               of the excess and whether or not
                                               taxes have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

        WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

      BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

      Since Prudential Stock Index Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for at total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The

Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class I and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of Prudential Stock Index Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

      The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

      If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

      If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds, if the investor is eligible to purchase Class Z shares of other Prudential Mutual Funds or, if not eligible, the investor may exchange Class Z shares for Class A shares of other Prudential Mutual Funds.

      CLASS I. Class I shares of Prudential Stock Index Fund may be exchanged for Class Z shares of other Prudential Mutual Funds.

      CLASS A. Shareholders of Prudential Stock Index Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

      The following money market funds participate in the Class A exchange privilege:

            Prudential California Municipal Fund
               (California Money Market Series)

            Prudential Government Securities Trust
               (Money Market Series)
               (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
               (Connecticut Money Market Series)
               (Massachusetts Money Market Series)

               (New Jersey Money Market Series)
               (New York Money Market Series)

            Prudential MoneyMart Assets, Inc. (Class A shares)

            Prudential Tax-Free Money Fund, Inc.

      CLASS B AND CLASS C. Shareholders of Prudential Stock Index Fund may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

      Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

      SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for Prudential Stock Index Fund shareholders who qualify to purchase Class A shares or Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares on a quarterly basis, unless the shareholder elects otherwise.

      Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC including the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

      Participants in any fee-based program for which Prudential Stock Index Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

      Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Company's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

            PERIOD OF MONTHLY INVESTMENTS:   $100,000   $150,000   $200,000   $250,000
            ------------------------------   --------   --------   --------   --------
            25 Years.......................   $  105     $  158     $  210    $  263
            20 Years.......................      170        255        340       424
            15 Years.......................      289        433        578       722
            10 Years.......................      547        820      1,093     1,366
             5 Years.......................    1,361      2,041      2,721     3,402

----------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

      See "Automatic Investment Plan."

AUTOMATIC INVESTMENT PLAN (AIP)

      Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

      A systematic withdrawal plan is available to shareholders through the Distributor, your broker or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

      In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."

      The Distributor, Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the CDSC applicable to the redemption of Class B and Class C shares of Prudential Stock Index Fund. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

      Various tax-deferred qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

            CONTRIBUTIONS                             PERSONAL
            MADE OVER:                                 SAVINGS           IRA
            ----------                                 -------           ---
            10 years...........................       $ 26,165        $ 31,291
            15 years...........................         44,676          58,649
            20 years...........................         68,109          98,846
            25 years...........................         97,780         157,909
            30 years...........................        135,346         244,692

----------
(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

      From time to time, the Company (or a Fund of the Company) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

      The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

      Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. NAV is calculated separately for each class of Prudential Stock Index Fund. Each Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of each Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Trustees.

      Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

      Trading in securities on European and Pacific securities exchanges and OTC markets is normally completed well before the close of business on each business day in New York (that is, a day on which the NYSE is open for trading). In addition, European or Pacific securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Subadviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

      Although the legal rights of each class of shares of Prudential Stock Index Fund are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class I and Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class I and Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

      Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

      Qualification of a Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income, without reduction for losses from the sale or other disposition of securities or foreign currencies, from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

      Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

      Special rules will apply to most options on stock indexes, futures contracts and options thereon, and foreign currency forward contracts in which a Fund may invest. These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, 60 percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

      Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

      Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the relevant Fund on the reinvestment date.

      Each Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

      Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

      Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      A shareholder who acquires shares and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences of an investment in a Fund.

      A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

      Dividends and distributions also may be subject to state and local taxes.

                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

      A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.

      A Fund's "average annual total return" is computed according to a formula prescribed by the Commission, expressed as follows:

                                       n
                                 P(1+T)  = ERV

Where: P  = a hypothetical initial payment of $1,000.
       T  = average annual total return.
       n  = number of years.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period.

      Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

      The average annual total return for the Class Z shares of Prudential Stock Index Fund for the one year and five years ended September 30, 1999 and from commencement of operations (November 5, 1992) through September 30, 1999 was 27.41%, 24.39% and 19.60%, respectively. The average annual total return for Class I shares of Prudential Stock Index Fundfor the one year ended September 30, 1999 and from the commencement of operations (August 1, 1997) through September 30, 1999 was 27.55% and 16.30%, respectively. The average annual total return for the Class Z shares of Prudential Pacific Index Fund from commencement of operations (September 24, 1997) through September 30, 1999 and for the one year ended September 30, 1999 was 4.16% and 70.48%, respectively. The average annual total return from commencement of operations (October 1, 1997) through September 30, 1999 for Prudential Bond Market Index Fund, Prudential Europe Index Fund and Prudential Small-Cap Index Fund was 4.91%, 11.94% and (2.37)%, respectively, and for the year ended September 30, 1999 was (.66)%, 16.86% and 17.65%, respectively.

AGGREGATE TOTAL RETURN

      A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for each class.

      A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where: P  = a hypothetical initial payment of $1,000.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions.

      The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.

      A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the one year ended September 30, 1999 and the period from commencement of operations (September 24, 1997) through September 30, 1999 for Class Z shares of Prudential Pacific Index Fund was 70.48% and 8.57%, respectively. The aggregate total returns for the one year, five years and since inception periods ended September 30, 1999 for Prudential Stock Index Fund's Class Z shares were 27.41%, 197.81% and 243.84%, respectively. The aggregate total return for Class I shares of Prudential Stock Index Fund for the one year ended September 30, 1999 and the period from commencement of operations (August 1, 1997) through September 30, 1999 was 27.55%, and 38.63%, respectively. The aggregate total return since inception (October 1, 1997) through September 30, 1999 for Prudential Bond Market Index Fund, Prudential Europe Index Fund and Prudential Small-Cap Index Fund was 10.05%, 25.24% and (4.68)%, respectively, and for the one year ended September 30, 1999 was (.66)%, 16.86% and 17.65%, respectively.

      A Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


                    ------------------------------
                    PERFORMANCE
                    COMPARISON OF DIFFERENT
                    TYPES OF INVESTMENTS
                    OVER THE LONG TERM
                    (12/31/25-12/31/98)

   [The following table was depicted as a bar chart in the printed material.]

                    COMMON STOCK                  11.2%
                    LONG-TERM GOV'T. BONDS         5.3%
                    INFLATION                      3.1%
                    ------------------------------

----------
(1) Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description (a)                                              (Unaudited)        Rate          Date         (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.2%
---------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds--19.1%
Finance--8.3%
BankAmerica Corp.                                              Aa3              7.20%          4/15/06   $    330     $   331,591
BankAmerica Corp.                                              Aa3               7.50          9/15/06        100         102,024
BankBoston Corp.                                               A2                6.125         3/15/02        115         113,390
Chase Manhattan Corp.                                          A1                7.125         3/01/05        250         253,092
Chemical Bank                                                  Aa3               7.00          6/01/05        180         179,514
Citicorp                                                       A1                7.625         5/01/05        300         307,731
Donaldson, Lufkin & Jenrette, Inc.                             A3                6.50          6/01/08        350         328,233
First Union Corp.                                              A2                7.50          7/15/06        110         111,851
Heller Financial, Inc.                                         A3                6.00          3/19/04        200         191,760
Lehman Brothers Holdings, Inc.                                 Baa1              6.625         2/05/06         35          33,545
Merrill Lynch and Co., Inc.                                    Aa3               6.50          4/01/01         60          60,140
Merrill Lynch and Co., Inc.                                    Aa3               6.00          2/17/09        500         456,470
Morgan Stanley Dean Witter                                     Aa3               5.625         1/20/04        400         382,184
Spieker Properties LP                                          Baa2              6.65         12/15/00        325         321,194
Swiss Bank Corp.                                               Aa2               7.00         10/15/15        200         187,040
U.S. West Capital Funding Inc.                                 Baa1              6.875         8/15/01        400         400,280
                                                                                                                      -----------
                                                                                                                        3,760,039
---------------------------------------------------------------------------------------------------------------------------------
Industrials--6.7%
Coca Cola Enterprises, Inc.                                    A3                8.50          2/01/22         50          54,651
Comcast Corp.                                                  Baa3              6.20         11/15/08        400         365,976
Delta Air Lines, Inc.                                          Baa3              9.75          5/15/21        150         170,307
Ford Motor Co.                                                 A1                6.375         2/01/29        100          85,553
Ford Motor Co.                                                 A1                9.98          2/15/47        220         281,435
General Motors Corp.                                           A2                7.70          4/15/16        280         285,163
IBM Corp.                                                      A1                5.625         4/12/04        150         144,843
Lockheed Martin Corp.                                          Baa1              7.70          6/15/08        210         211,329
Lucent Technologies, Inc.                                      A2                6.45          3/15/29        150         134,918
News America Holdings, Inc.                                    Baa3              9.25          2/01/13        200         220,370
Northrop Grumman Corp.                                         Baa3              8.625        10/15/04        200         210,818
Penney (J.C.) & Co.                                            A3                9.05          3/01/01        250         257,182
Rockwell International Corp.                                   A1                6.625         6/01/05        450         447,579
Waste Management, Inc.                                         Ba1               6.625         7/15/02        150         142,023
                                                                                                                      -----------
                                                                                                                        3,012,147
---------------------------------------------------------------------------------------------------------------------------------
Utilities--4.1%
AT&T Corp.                                                     A1                6.00          3/15/09        150         139,308
Carolina Power & Light Co.                                     A2                6.80          8/15/07         70          68,801

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-53

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description (a)                                              (Unaudited)        Rate          Date         (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Utilities (cont'd.)
Commonwealth Edison Co.                                        Baa2             7.375%         1/15/04    $   600     $   604,902
Electric Lightwave Inc.                                        A2               6.05           5/15/04        150         143,598
GTE Corp.                                                      Baa1             6.36           4/15/06        250         239,760
GTE Corp.                                                      Baa1             7.51           4/01/09         75          77,153
Pacificorp                                                     A2               6.375          5/15/08        300         291,459
Sprint Capital Corp.                                           Baa1             6.90           5/01/19        180         167,396
TCI Communications, Inc.                                       A2               8.75           8/01/15        100         111,640
                                                                                                                      -----------
                                                                                                                        1,844,017
                                                                                                                      -----------
Total corporate bonds (cost $8,924,958)                                                                                 8,616,203
---------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities--1.7%
Credit Card Receivables Trust, Series 1998-I                   Aaa              6.478         12/22/02        264         263,582
World Financial Network Credit Card Master Trust, Series
   1996 B, Class A                                             Aaa              6.95           4/15/06        500         501,719
                                                                                                                      -----------
Total asset backed securities (cost $777,136)                                                                             765,301
---------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations--1.8%
American Housing Trust, Series VI, Class 1-I                   Aaa               9.15          5/25/20        128         135,397
Lb Commercial Conduit Mortgage Trust, Series 1998 C1,
   Class A3                                                    Aaa               6.48          1/18/08        300         283,714
Shurgard Securities Trust, Series 1, Class 1                   AA(b)             8.24          6/15/01        380         386,412
                                                                                                                      -----------
Total collateralized mortgage obligations (cost $841,932)                                                                 805,523
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Backed Securities--28.7%
Federal Home Loan Mortgage Corp.                                                 8.00         10/01/24         59          60,455
Federal Home Loan Mortgage Corp.                                                 8.00          8/01/27        927         948,435
Federal Home Loan Mortgage Corp.                                                 6.50         11/01/28        879         843,680
Federal Home Loan Mortgage Corp.(a)                                              6.50         12/01/99      1,000         959,370
Federal Home Loan Mortgage Corp.(a)                                              7.00         12/01/99      1,000         983,120
Federal National Mortgage Assoc.                                                 7.50          5/01/13        304         308,484
Federal National Mortgage Assoc.                                                 7.50          1/01/14        102         103,845
Federal National Mortgage Assoc.                                                 7.50          4/01/14        395         401,757
Federal National Mortgage Assoc.                                                 6.00          6/01/14        980         942,822
Federal National Mortgage Assoc.                                                 7.50          6/01/26        516         517,273
Federal National Mortgage Assoc.                                                 7.50         11/01/27        435         436,291
Federal National Mortgage Assoc.                                                 7.50          9/01/28        374         375,352
Federal National Mortgage Assoc.                                                 6.00          4/01/29        496         463,112
Federal National Mortgage Assoc.                                                 6.00          6/01/29        498         464,489
Federal National Mortgage Assoc.(a)                                              6.50         12/01/99      1,500       1,438,125
Federal National Mortgage Assoc.(a)                                              6.50         12/01/99        500         490,625

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-54

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description (a)                                              (Unaudited)        Rate          Date         (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Backed Securities (cont'd.)
Federal National Mortgage Assoc.(a)                                              7.00%        12/01/99   $    500     $   491,250
Federal National Mortgage Assoc.(a)                                              7.00         12/01/99        200         199,812
Government National Mortgage Assoc.                                              8.49          1/15/19        127         132,675
Government National Mortgage Assoc.                                              7.50          4/15/26         51          51,006
Government National Mortgage Assoc.                                              7.50          4/15/27        320         321,456
Government National Mortgage Assoc.                                              7.50          8/15/28        550         552,481
Government National Mortgage Assoc.(a)                                           6.50          9/15/28        963         920,917
Government National Mortgage Assoc.(a)                                           7.00         12/15/99        500         490,465
                                                                                                                      -----------
Total mortgage backed securities (cost $13,079,589)                                                                    12,897,297
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--29.9%
United States Treasury Bond(c)                                                  11.875        11/15/03        315         382,086
United States Treasury Bond(c)                                                  10.375        11/15/12        570         714,905
United States Treasury Bond(c)                                                   7.50         11/15/16        250         276,718
United States Treasury Bond(c)                                                   8.125         8/15/19        400         473,436
United States Treasury Bond(c)                                                   7.875         2/15/21      3,075       3,576,133
United States Treasury Bond(c)                                                   8.125         8/15/21        100         119,375
United States Treasury Bond(c)                                                   6.375         8/15/27        120         120,206
United States Treasury Bond(c)                                                   5.25         11/15/28        425         368,356
United States Treasury Note(c)                                                   5.75         11/15/00        200         200,532
United States Treasury Note(c)                                                   5.625         2/28/01      1,100       1,100,682
United States Treasury Note(c)                                                   6.25          1/31/02        975         986,573
United States Treasury Note(c)                                                   6.50          5/31/02      1,680       1,711,500
United States Treasury Note(c)                                                   6.25          8/31/02        480         486,297
United States Treasury Note(c)                                                   5.75         10/31/02        200         200,062
United States Treasury Note                                                      5.75          8/15/03      1,400       1,395,618
United States Treasury Note(c)                                                   6.00          8/15/04         85          85,824
United States Treasury Note(c)                                                   6.50          8/15/05         60          61,435
United States Treasury Note(c)                                                   7.00          7/15/06        680         714,211
United States Treasury Note(c)                                                   5.625         5/15/08        170         165,005
United States Treasury Note(c)                                                   4.75         11/15/08        155         141,098
United States Treasury Note(c)                                                   6.00          8/15/09        160         161,299
                                                                                                                      -----------
Total U.S. government obligations (cost $13,640,204)                                                                   13,441,351
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--9.6%
Federal Farm Credit Bank                                                         5.25          5/01/02        400         391,478
Federal Home Loan Mortgage Corp.                                                 5.50          5/15/02        700         689,281
Federal National Mortgage Assoc.                                                 5.75          6/15/05      1,200       1,161,372

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-55

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description (a)                                              (Unaudited)        Rate          Date         (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations (cont'd.)
Federal National Mortgage Assoc.                                                 6.72%         8/01/05   $    200     $   201,812
Federal National Mortgage Assoc.                                                 5.25          1/15/09        600         541,872
Federal National Mortgage Assoc.                                                 6.375         6/15/09        700         685,783
Small Business Administration                                                    6.55         12/01/17        649         630,637
                                                                                                                      -----------
Total U.S. government agency obligations (cost
   $4,360,042)                                                                                                          4,302,235
---------------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Bonds--1.3%
Hanson PLC (United Kingdom)                                    A3                7.375         1/15/03        300         305,649
Tyco International Group (Luxembourg)                          Baa1              6.375         6/15/05        300         289,881
                                                                                                                      -----------
Total foreign corporate bonds (cost $607,562)                                                                             595,530
---------------------------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--1.1%
Quebec Hydro (Canada)
   (cost $523,095)                                             A2                7.50          4/01/16        500         502,185
                                                                                                                      -----------
Total long-term investments (cost $42,754,518)                                                                         41,925,625
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--18.9%
Repurchase Agreement--14.7%
Joint Repurchase Agreement Account (Note 5)                                      5.222        10/01/99      6,617       6,617,000
U.S. Government Obligations--4.2%
United States Treasury Note(c)                                                   6.25          8/31/00        600         604,314
United States Treasury Note(c)                                                   4.50          9/30/00      1,290       1,277,707
                                                                                                                      -----------
Total short-term investments (cost $8,498,280)                                                                          8,499,021
                                                                                                                      -----------
Total Investments--112.1%
(cost $51,252,798; Note 4)                                                                                             50,424,646
Liabilities in excess of other assets--(12.1)%                                                                         (5,462,485)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $44,962,161
                                                                                                                      -----------
                                                                                                                      -----------

---------------
LP--Limited Partnership.
PLC--Public Limited Company (British Corporation).
(a) Mortgage dollar roll, see Note 1 and Note 4.
(b) Standard & Poor's Rating.
(c) All or partial principal amount pledged as collateral for dollar rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-56

                                              PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities           PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                       September 30, 1999
                                                                                                             ------------------
Investments excluding repurchase agreement, at value (cost $44,635,798)................................         $ 43,807,646
Repurchase agreement, at value (cost $6,617,000).......................................................            6,617,000
Cash...................................................................................................                1,772
Receivable for investments sold........................................................................            3,503,470
Interest receivable....................................................................................              529,773
Receivable for Fund shares sold........................................................................               55,812
Due from Manager.......................................................................................               27,834
Prepaid expenses.......................................................................................                  430
                                                                                                             ------------------
   Total assets........................................................................................           54,543,737
                                                                                                             ------------------
Liabilities
Dollar roll payable....................................................................................            5,983,622
Payable for investments purchased......................................................................            3,496,659
Accrued expenses.......................................................................................               59,578
Payable for Fund shares repurchased....................................................................               41,717
                                                                                                             ------------------
   Total liabilities...................................................................................            9,581,576
                                                                                                             ------------------
Net Assets.............................................................................................         $ 44,962,161
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      4,385
   Paid-in capital in excess of par....................................................................           44,307,560
                                                                                                             ------------------
                                                                                                                  44,311,945
Undistributed net investment income....................................................................            1,838,292
Accumulated net realized loss on investments...........................................................             (359,924)
Net unrealized depreciation on investments.............................................................             (828,152)
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $ 44,962,161
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
Net asset value per share
   ($44,962,161 / 4,384,875 shares of beneficial interest issued and outstanding)......................                  $10.25
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-57

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Operations
-----------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1999
Income
  Interest..................................      $  2,526,772
                                               ------------------
Expenses
  Management fee............................           105,970
  Custodian's fees and expenses.............            90,000
  Audit fee.................................            18,000
  Registration expense......................            15,000
  Reports to shareholders...................            13,000
  Legal fees................................            10,000
  Transfer agent's fees and expenses........             8,000
  Trustees' fees............................             7,000
  Miscellaneous.............................             6,682
                                               ------------------
     Total operating expenses...............           273,652
  Less: Expense subsidy (Note 2)............          (104,092)
                                               ------------------
     Net expenses...........................           169,560
                                               ------------------
Net investment income.......................         2,357,212
                                               ------------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investment
  transactions..............................          (356,867)
Net change in unrealized depreciation on
  investments...............................        (2,258,971)
                                               ------------------
Net loss on investments.....................        (2,615,838)
                                               ------------------
Net Decrease in Net Assets
Resulting from Operations...................      $   (258,626)
                                               ------------------
                                               ------------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Changes in Net Assets
----------------------------------------------------------------------

                                                    October 1, 1997(a)
                                     Year Ended          Through
Increase in                         September 30,     September 30,
Net Assets                              1999               1998
Operations
  Net investment income..........    $  2,357,212      $  1,904,798
  Net realized gain (loss) on
     investments.................        (356,867)          220,276
  Net change in unrealized
     appreciation (depreciation)
     on investments..............      (2,258,971)        1,430,819
                                    -------------   ------------------
  Net increase (decrease) in net
     assets resulting from
     operations..................        (258,626)        3,555,893
                                    -------------   ------------------
Dividends and distributions (Note 5)
  Dividends from net investment
     income......................      (1,981,623)         (461,718)
                                    -------------   ------------------
  Distributions from net realized
     gains.......................        (204,867)          (18,466)
                                    -------------   ------------------
Fund share transactions
  Net proceeds from shares
     sold........................      12,886,652        38,076,778
  Net asset value of shares
     issued in reinvestment of
     dividends and
     distributions...............       2,184,408           469,351
  Cost of shares reacquired......      (7,453,391)       (1,832,230)
                                    -------------   ------------------
  Net increase in net assets from
     Fund share transactions.....       7,617,669        36,713,899
                                    -------------   ------------------
Total increase...................       5,172,553        39,789,608
Net Assets
Beginning of period..............      39,789,608         --
                                    -------------   ------------------
End of period(b).................    $ 44,962,161      $ 39,789,608
                                    -------------   ------------------
                                    -------------   ------------------
---------------
(a) Commencement of operations.
(b) Includes undistributed net
    investment income of.........    $  1,838,292      $  1,462,703
                                    -------------   ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-58

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is Prudential Bond Market Index Fund (the 'Fund').

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid price and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

Options on securities that are listed on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology that, in the judgement of the manager or subadviser, represents fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager and the subadviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discounts and amortizes premiums on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
--------------------------------------------------------------------------------

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .25 of 1% of the Fund's average daily net assets.

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

PIFM has agreed to subsidize the operating expenses of the Fund, so that total Fund operating expenses do not exceed .40% on an annualized basis of the Fund's average daily net assets. For the year ended September 30, 1999, PIFM subsidized $104,092 of the expenses of the Fund (0.25% of the average daily net assets or $0.024 per share).

As of March 11, 1999, the Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $7,300 for the services of PMFS. As of September 30, 1999, approximately $800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999, were $135,352,109 and $125,936,187, respectively, which includes purchases and sales of U.S. government obligations of $47,507,859 and $32,639,639, respectively.

The federal income tax basis of the Fund's investments at September 30, 1999 was $51,258,968 and, accordingly, net unrealized depreciation for federal income tax purposes was $834,322 (gross unrealized appreciation-$40,463; gross unrealized depreciation-$874,785).

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 1999 of $34,592 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

The Fund will elect, for United States Federal income tax purposes, to treat short-term capital losses of $374,080 and long-term capital gains of $57,975 incurred in the eleven months ended September 30, 1999 as having been incurred in the following fiscal year.

The average monthly balance of dollar rolls outstanding during the year ended September 30, 1999 was approximately $8,535,305.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund had a 1.00% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $6,617,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
--------------------------------------------------------------------------------

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.
------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

Class Z                                              Shares
--------------------------------------------------  ---------
Year ended September 30, 1999:
Shares sold.......................................  1,253,085
Shares issued in reinvestment of dividends and
  distributions...................................    213,321
Shares reacquired.................................   (727,602)
                                                    ---------
Net increase in shares outstanding................    738,804
October 1, 1997(a) through September 30, 1998:
Shares sold.......................................  3,776,725
Shares issued in reinvestment of dividends and
  distributions...................................     46,470
Shares reacquired.................................   (177,124)
                                                    ---------
Net increase in shares outstanding................  3,646,071

As of September 30, 1999, 3,267,863 shares of the Fund were owned by The Prudential.
---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------

                                              PRUDENTIAL INDEX SERIES FUND
Financial Highlights                          PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                                          October 1, 1997(c)
                                                                                       Year Ended              Through
                                                                                      September 30,         September 30,
                                                                                          1999                   1998
                                                                                      -------------       ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................................        $ 10.91               $  10.00
                                                                                          ------                 ------
Income from investment operations
Net investment income(d).........................................................            .55                    .55
Net realized and unrealized gain (loss) on investment transactions...............           (.62)                   .52
                                                                                          ------                 ------
   Total from investment operations..............................................           (.07)                  1.07
                                                                                          ------                 ------
Less distributions
Dividends from net investment income.............................................           (.53)                  (.15)
Distributions from net realized gains............................................           (.06)                  (.01)
                                                                                          ------                 ------
   Total dividends and distributions.............................................           (.59)                  (.16)
                                                                                          ------                 ------
Net asset value, end of period...................................................        $ 10.25               $  10.91
                                                                                          ------                 ------
                                                                                          ------                 ------
TOTAL RETURN(a):.................................................................           (.66)%                10.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................................................        $44,962               $ 39,790
Average net assets (000).........................................................        $42,388               $ 33,637
Ratios to average net assets(d):
   Expenses......................................................................            .40%                   .40%(b)
   Net investment income.........................................................           5.56%                  5.68%(b)
Portfolio turnover rate..........................................................            313%(e)                 33%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of investment operations.
(d) Net of expense subsidy.
(e) Includes dollar rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-62

                                              PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants             PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Bond Market Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Bond Market Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--97.9%
COMMON STOCKS--97.4%
----------------------------------------------------------------
Austria--0.3%
      40    Austria Tabak AG                        $      1,886
     100    Austrian Airlines                              2,054
     482    Bank Austria AG                               23,998
      50    Boehler-Uddeholm AG                            2,237
      25    EA-Generali AG                                 3,999
      80    Flughafen Wien AG                              3,193
     150    Oesterreichische
               Electrizitaetswirtschafts AG, Ser.
               A                                          22,132
     130    OMV AG                                        12,052
      65    Va Technologie AG                              5,222
     280    Wienerberger Baustoffindustrie AG              6,232
                                                    ------------
                                                          83,005
----------------------------------------------------------------
Belgium--1.9%
      20    D'Ieteren SA                                   8,807
      44    Barco Industries N.V.                          5,553
       6    Bekaert N.V.                                   2,748
      68    Cimenteries CBR Cementbedrijven                6,272
      12    Colruyt N.V.                                   7,317
      30    Compaignie Maritime Belge SA                   1,389
     197    Delhaize-Le Lion SA                           15,735
     229    Electrabel SA                                 79,359
     147    Fortis AG CVG                                    896
   2,970    Fortis AG NVP                                 96,788
   1,323    Fortis AG Strip VVPR                              14
      20    Glaverbel SA                                   2,130
     106    Groupe Bruxelles Lambert SA                   20,207
      40    KBC Bancassurance Holding Strip N.V.               1
   1,245    KBC Bancassurance Holding N.V.                63,312
     340    Solvay SA                                     24,224
     360    Tractebel                                     63,797
     600    Ucb SA                                        24,250
      78    Union Miniere SA                               3,223
                                                    ------------
                                                         426,022
Denmark--1.1%
      30    Bang & Olufsen Holding A/S              $      1,762
     129    Carlsberg A/S, Ser. A                          4,713
      94    Carlsberg A/S, Ser. B                          3,461
       5    D/S 1912, Ser. B                              51,432
       3    D/S Svendborg, Ser. B                         42,980
     235    Danisco A/S                                    9,831
     206    Den Danske Bank Group                         23,463
     170    FLS Industries A/S, Ser. B                     4,506
      60    International Service Systems A/S              3,361
     300    Novo Nordisk A/S, Ser. B                      35,673
     962    Tele Danmark A/S                              57,334
     212    Unidanmark A/S                                14,366
                                                    ------------
                                                         252,882
----------------------------------------------------------------
Finland--2.6%
     180    Cultor Oyj, Ser. 1                             3,441
      40    Instrumentarium Group, Ser. A                  1,342
     500    Kemira Oyj                                     2,796
     350    Kesko Oyj                                      4,212
      50    Kone Corp., Ser. B                             6,587
   3,200    Merita plc, Ser. A                            17,994
     150    Metra Oyj, Ser. B                              2,875
   4,960    Nokia Oyj                                    444,246
     500    Outokumpu Oyj, Ser. A                          5,809
      80    Pohjola Insurance Group, Ser. A                3,842
     200    Sampo Insurance Co. Ltd., Ser. A               6,646
   1,660    Sonera Group Oyj                              48,086
     130    Tieto Corp, Ser. B                             4,112
   1,050    UPM-Kymmene Oyj                               35,784
                                                    ------------
                                                         587,772
----------------------------------------------------------------
France--14.2%
     150    Accor SA                                      34,969
     840    Alcatel Alsthom SA                           115,760
   1,450    Axa-UAP                                      183,455

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-64

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
----------------------------------------------------------------
France (cont'd.)
   1,957    Banque Nationale de Paris               $    156,210
     120    Bouygues SA                                   38,059
     520    Canal Plus                                    31,068
     290    Cap Gemini SA                                 45,709
     960    Carrefour SA                                 153,665
      50    Club Mediterranee SA                           5,059
     380    Compagnie de Saint Gobain                     70,822
      50    Compagnie Francaise d'Etudes et de
               Construction Technip                        5,317
      20    Compagnie Generale de Geophysique SA           1,220
     550    Compagnie Generale des Etablissements
               Michelin, Ser. B                           25,960
     320    Danone                                        77,872
     350    Dassault Systemes SA                          13,792
   1,190    Elf Aquitaine SA                             207,843
     100    Eridania Beghin-Say SA                        12,120
      40    Essilor International SA                      12,780
     310    Etablissements Economiques du Casino
               Guichard-Perrachon SA                      35,656
   4,230    France Telecom SA                            371,204
      20    Gecina                                         2,428
      50    Groupe GTM                                     5,527
      50    Imetal SA                                      7,577
     376    L'Air Liquide                                 59,665
     275    L'OREAL                                      175,577
     469    Lafarge SA                                    51,846
     450    Lagardere S.C.A.                              18,686
     110    Legrand SA                                    24,718
     398    Louis Vuitton Moet Hennessy                  119,318
      90    Pathe SA                                       9,307
     230    Pechiney                                      12,737
     250    Pernod Ricard                                 16,800
     505    Pinault-Printemps-Redoute SA                  95,732
      80    Promodes                                      70,758
     200    PSA Peugeot Citroen                           40,086
   1,610    Rhone Poulenc SA, Ser. A                      83,160
      20    Sagem SA                                      14,058
   2,640    Sanofi-Synthelabo SA                         112,463
     660    Schneider SA                                  48,289
      50    SEB SA                                         3,365
     150    SEITA                                          8,946
     100    Sidel SA                                $     10,181
      50    Simco SA                                       4,260
     200    Societe Bic SA                                 9,760
      10    Societe Eurafrance SA                          6,177
     440    Societe Generale                              90,673
     140    Sodexho Alliance                              23,707
     640    Suez Lyonnaise des Eaux                      103,602
     710    Thomson CSF                                   24,121
     405    Total Fina SA                                 50,853
     495    Total Fina SA Strip                                5
   1,040    Total SA, Ser. B                             130,696
      20    Unibail SA                                     2,835
     950    Usinor SA                                     13,406
     333    Valeo SA                                      24,098
   2,020    Vivendi                                      141,877
                                                    ------------
                                                       3,215,834
----------------------------------------------------------------
Germany--13.1%
     160    Adidas-Salomon AG                             13,606
     150    AGIV AG                                        2,788
     995    Allianz AG                                   286,745
     150    AMB Aachener & Muenchner
               Beteiligungs AG                            13,882
     100    Axa Colonia Konzern AG                        10,650
   2,590    BASF AG                                      110,333
   3,060    Bayer AG                                     122,045
   1,700    Bayerische Vereinsbank AG                     99,214
     300    Beiersdorf AG, Ser. A                         20,927
     100    Bilfinger & Berger Bau AG                      2,279
     260    Buderus AG                                     4,430
     500    Continental AG                                10,969
   4,061    DaimlerChrysler AG                           279,823
   2,500    Deutsche Bank AG                             167,336
   1,520    Deutsche Lufthansa AG                         27,811
   9,400    Deutsche Telekom                             385,420
     106    Douglas Holding AG                             4,572
   2,110    Dresdner Bank AG                              99,323
     200    Fag Kugelfischer Georg Schaefer AG             1,896
     200    Heidelberger Zement AG                        17,082
     250    Hochtief AG                                   10,863
      30    Karstadt AG                                   13,547
     430    Linde AG                                      23,859
     500    MAN AG                                        15,070

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-65

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
----------------------------------------------------------------
Germany (cont'd.)
   1,580    Mannesmann AG                           $    252,403
     650    Merck KGaA                                    23,536
   1,130    Metro AG                                      58,848
     754    Munchener Ruckversicherungs-
               Gesellschaft AG                           152,329
     716    Preussag AG                                   36,068
   1,980    RWE AG                                        82,133
     260    SAP AG                                       100,237
     290    Schering AG                                   31,657
      50    SGL Carbon AG                                  3,435
   2,420    Siemens AG                                   199,868
   2,250    Thyssen AG                                    45,169
   2,070    VEBA AG                                      113,423
   2,830    Viag AG                                       53,648
   1,310    Volkswagen AG                                 73,105
                                                    ------------
                                                       2,970,329
----------------------------------------------------------------
Ireland--0.6%
   3,700    Allied Irish Banks plc                        44,409
   1,550    CRH plc                                       29,680
     200    DCC plc                                        1,570
   4,000    Eercom plc                                    17,381
   1,000    Fyffes plc                                     1,832
     600    Greencore Group plc                            1,789
   1,000    Independent Newspapers plc                     5,272
     870    Irish Permanent plc                            9,775
   3,900    Jefferson Smurfit Group plc                   11,546
     600    Kerry Group plc, Ser. A                        7,604
     500    Ryanair Holdings plc                           4,686
     800    Tullow Oil plc                                   826
                                                    ------------
                                                         136,370
----------------------------------------------------------------
Italy--6.3%
   7,600    Alitalia SpA                                  21,449
   4,364    Assicurazioni Generali                       145,006
   7,800    Banca Commerciale Italiana                    53,829
   9,918    Banca Intesa SpA                              41,511
   2,000    Banca Intesa SpA (Nonconvertible)              3,898
   1,000    Banca Popolare di Milano                       7,317
   6,000    Benetton Group SpA                            13,067
   1,000    Bulgari SpA                             $      7,444
     500    Burgo (Cartiere) SpA                           3,940
   3,030    Edison SpA                                    26,654
  33,300    ENI SpA                                      208,884
   1,696    Fiat SpA                                      56,535
     450    Fiat SpA (Private)                             7,404
     350    Fiat SpA (Nonconvertible)                      5,927
  16,700    Istituto Nazionale delle
               Assicurazioni (INA)                        54,423
     500    Italcementi SpA                                6,843
   4,250    Italgas (Soc Ital) SpA                        18,376
     500    La Rinascente SpA                              3,754
   1,400    Magneti Marelli                                3,921
     140    Marzotto (Gaetano) & Figlia SpA                1,079
   4,810    Mediaset SpA                                  49,126
   2,400    Mediobanca SpA                                26,557
     500    Mondadori (Arnoldo) Editore SpA                8,733
   9,880    Montedison SpA                                19,361
  12,350    Olivetti Group SpA                            26,634
   5,500    Parmalat Finanziaria SpA                       7,380
   8,670    Pirelli SpA                                   21,098
   2,180    Riunione Adriatica di Sicurta SpA             21,777
   6,132    San Paolo-IMI SpA                             79,672
   1,000    Sirti SpA                                      5,208
   2,000    Snia BPD SpA                                   2,339
     500    Societa Assicuratrice Industriale
               (SAI)                                       5,724
  28,350    Telecom Italia Mobile SpA                    176,324
   6,000    Telecom Italia Mobile SpA (di Risp)           22,109
  15,410    Telecom Italia SpA                           133,918
   3,500    Telecom Italia SpA (di Risp)                  17,594
  20,210    Unicredito Italiano SpA                       98,793
  16,000    Unione Immobiliare SpA                         8,503
                                                    ------------
                                                       1,422,111
------------------------------------------------------------
Netherlands--8.1%
   5,968    ABN AMRO Holding N.V.                        134,109
   2,460    AEGON N.V.                                   211,686
   1,180    Akzo Nobel N.V.                               50,016
     324    Buhrmann N.V.                                  5,452
   2,632    Elsevier N.V.                                 27,049
     365    Getronics N.V.                                19,689
     550    Hagemeyer N.V.                                13,209

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-66

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
----------------------------------------------------------------
Netherlands (cont'd.)
   1,307    Heineken N.V.                           $     65,004
     100    Hollandsche Beton Groep N.V.                   1,022
      93    IHC Caland N.V.                                4,615
   3,886    ING Groep N.V.                               211,066
     269    KLM Royal Dutch Airlines N.V.                  7,005
   2,650    Koninklijke Ahold N.V.                        87,207
     121    Koninklijke Hoogovens N.V.                     6,868
   2,004    Koninklijke KPN BT                            87,824
     107    Koninklijke Pakhoed Holdings N.V.              2,957
   1,421    Koninklijke Philips Electronics N.V.         143,012
     308    Oce N.V.                                       5,675
   8,770    Royal Dutch Petroleum Co.                    509,028
     100    Stork N.V.                                     2,077
   2,019    TNT Post Group N.V.                           51,390
   2,366    Unilever N.V.                                161,013
     180    Vedior N.V.                                    3,153
   1,136    Wolters Kluwer N.V.                           38,956
                                                    ------------
                                                       1,849,082
----------------------------------------------------------------
Norway--0.6%
     200    Aker RGI ASA                                   2,838
     200    Bergesen dy ASA, Ser. A                        3,251
     100    Bergesen dy ASA, Ser. B                        1,548
   2,300    Christiania Bank Og Kreditkasse               12,342
   2,600    Den Norske Bank ASA                           10,263
     100    Dyno Industrier ASA                            2,193
     200    Elkem ASA                                      3,612
     210    Kvaerner ASA, Ser. A                           4,199
     120    Leif Hoegh & Co. ASA                           1,362
     350    Merkantildata ASA                              3,589
     700    NCL Holdings ASA                               2,032
   1,250    Norsk Hydro ASA                               52,888
     100    Norske Skogindustrier ASA, Ser. A              4,012
     600    Orkla ASA, Ser. A                              9,094
     160    Orkla ASA, Ser. B                              2,115
     200    Petroleum Geo Services                         3,754
     140    Sas Norge ASA                                  1,363
     200    Schibsted ASA                                  1,974
      80    Smedvig ASA                                      887
   1,100    Storebrand ASA, Ser. A                         8,230
     200    Tomra Systems ASA                              7,533
                                                    ------------
                                                         139,079
Portugal--0.7%
     878    Banco Comercial Portugues SA            $     23,657
     520    Banco Espirito Santo e Comercial de
               Lisboa                                     13,053
     400    BPI-SGPS SA                                    8,171
     220    Brisa-Auto Estradas de Portugal SA             8,404
     560    Cimpor-Cimentos de Portugal, SGPS SA           9,244
      50    Companhia de Seguros Tranquilidade             1,464
   2,560    EDP-Electricadade de Portugal SA              40,405
     300    Jeronimo Martins, SGPS SA                      8,499
     350    Portucel Industrial-Empresa Produtora
               de Celulose SA                              2,565
     750    Portugal Telecom SA                           31,215
     170    Sonae Investimentos-Sociedade
               Gestorade Participacoes Sociais SA          5,538
     100    Unicer-Uniao Cervejeira                        1,890
                                                    ------------
                                                         154,105
----------------------------------------------------------------
Spain--4.0%
     200    Acerinox SA                                    6,198
     119    Acs Actividades Co.                            3,170
   2,028    Argentaria SA                                 44,622
   1,015    Autopistas del Sol SA                         11,199
     218    Azucarera Ebro Agricolas                       3,945
   8,990    Banco Bilbao Vizcaya SA                      118,529
  15,286    Banco Central Hispanoamericano               158,073
     324    Corporacion Financiera Alba SA                 8,937
     216    Corporacion Mapfre                             4,037
     600    Dragados & Constucciones SA                    6,901
   4,110    Endesa SA                                     78,088
     440    Fomento de Construcion Y Contra               12,010
   1,896    Gas Natural SDG SA                            40,546
   3,756    Iberdrola SA                                  55,681
     210    Metrovacesa SA                                 4,692
   4,190    Repsol SA                                     82,062
     492    Sociedade General de Aguas de
               Barcelona SA                                8,242
     740    Tabacalera SA, Ser. A                         14,012
  13,293    Telefonica de Espana SA                      212,778
     709    Telepizza                                      3,285
   1,073    Union Electrica Fenosa SA                     16,101

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-67

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
----------------------------------------------------------------
Spain (cont'd.)
     300    Vallehermoso SA                         $      2,888
     100    Viscofan Industria Navarra Envolturas
               Celuosicas SA                                 907
     338    Zardoya Otis SA                                4,590
                                                    ------------
                                                         901,493
----------------------------------------------------------------
Sweden--3.3%
     500    AGA AB, Ser. A                                 8,539
     400    AGA AB, Ser. B                                 6,831
     500    Atlas Copco AB, Ser. A                        14,028
     200    Atlas Copco AB, Ser. B                         5,538
     156    Boliden Ltd. AB                                  413
     100    Diligentia AB                                    750
     500    Drott AB                                       4,635
   1,700    Electrolux AB, Ser. B                         31,728
   2,250    Forenings Sparbanken AB, Ser. A               36,504
   3,400    Hennes & Mauritz AB, Ser. B                   85,645
     400    NetCom Systems AB                             14,833
     400    OM Gruppen AB                                  4,489
     800    Sandvik AB, Ser. A                            21,713
     200    Sandvik AB, Ser. B                             5,465
   1,200    Securitas AB, Ser. B                          18,005
   2,200    Skandia Forsakring AB                         45,891
   2,400    Skandinaviska Enskilda Banken, Ser. A         24,446
     500    Skanska AB, Ser. B                            18,603
     100    SKF AB, Ser. A                                 2,123
     200    SKF AB, Ser. B                                 4,489
     900    Svenska Cellulosa AB, Ser. B                  23,988
   3,000    Svenska Handelsbanken, Ser. A                 41,902
     150    Svenska Handelsbanken, Ser. B                  1,940
     300    Svenskt Stal AB, Ser. A                        3,861
   1,300    Swedish Match AB                               4,821
   8,000    Telefonaktiebolaget LM Ericsson              247,872
     400    Trelleborg AB, Ser. B                          3,806
     600    Volvo AB, Ser. A                              16,907
   1,300    Volvo AB, Ser. B                              36,711
     300    Wm-Data AB, Ser. B                            12,991
                                                    ------------
                                                         749,467
Switzerland--9.8%
     654    ABB AG                                  $     67,093
     582    ABB AG (Registered)                           60,117
      70    Adecco SA                                     39,138
      25    Alusuisse-Lonza Holding AG
               (Registered)                               28,789
   1,085    Credit Suisse Group                          198,840
       7    Fischer (Georg) AG                             2,239
      10    Forbo Holding AG                               4,365
      20    Holderbank Financiere Glarus AG               25,977
      35    Holderbank Financiere Glarus AG
               (Registered)                               12,315
       2    Jelmoli Holding AG                             2,184
      10    Merkur Holding AG                              2,539
     160    Nestle SA                                    300,684
     277    Novartis AG                                  410,910
       7    Roche Holdings AG                            129,707
      29    Roche Holdings AG (Registered)               335,594
      50    Sairgroup                                     10,813
       1    Schindler Holding AG                           1,543
       3    Schindler Holding AG (Registered)              4,898
      56    Schweizerische Rueckversicherungs-
               Gesellschaft                              111,770
       3    SGS Societe Generale de Surveillance
               Holding SA                                  3,367
      10    SGS Societe Generale de Surveillance
               Holding SA (Registered)                     2,826
       7    Sika Finanz AG                                 2,179
      14    SMH AG                                        10,897
      50    SMH AG (Registered)                            8,164
      10    Sulzer AG                                      6,318
     300    Swisscom AG                                   93,564
     846    UBS-Union Bank of Switzerland                238,480
     190    Zurich Versicherungs-Gesellschaff            105,979
                                                    ------------
                                                       2,221,289
----------------------------------------------------------------
United Kingdom--30.8%
   5,850    Abbey National plc                           103,377
   6,750    Allied Zurich                                 79,206
     840    Anglian Water plc                             10,002
   3,050    Arjo Wiggins Appleton plc                      9,946
   3,036    Associated British Foods plc                  19,800

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-68

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
----------------------------------------------------------------
United Kingdom (cont'd.)
   4,400    BAA plc                                 $     44,239
   6,100    Barclays plc                                 178,821
     750    Barratt Development plc                        3,236
   3,457    Bass plc                                      41,590
   1,450    BBA Group plc                                 10,340
  16,629    BG plc                                        95,578
   1,450    BICC plc                                       2,587
   2,800    Blue Circle Industries plc                    16,831
   2,100    BOC Group plc                                 43,854
   4,100    Boots Co. plc                                 45,747
     550    Bowthorpe plc                                  5,124
   1,900    BPB plc                                       11,609
   7,500    British Aerospace plc                         49,407
   4,350    British Airways plc                           24,411
   7,250    British America Tobacco plc                   62,208
   1,900    British Land Co. plc                          14,832
  39,450    British Petroleum Co. plc                    721,170
   7,300    British Sky Broadcasting plc                  70,331
   7,800    British Steel plc                             19,783
  26,300    British Telecom plc                          398,484
   1,400    Bunzl plc                                      6,642
     625    Burmah Castrol plc                            11,734
   9,800    Cable & Wireless plc                         106,602
   8,600    Cadbury Schweppes plc                         59,769
   1,800    Caradon plc                                    4,514
   2,100    Carlton Communications plc                    15,909
  15,120    Centrica plc                                  41,460
   1,750    Coats Viyella plc                              1,590
     300    Cobham plc                                     4,021
   5,550    Commercial Union plc                          85,370
   2,900    Compass Group plc                             28,608
   2,150    Courtaulds Textiles plc                        5,028
     850    De La Rue plc                                  4,480
  14,605    Diageo plc                                   149,129
   1,400    Electrocomponents plc                         11,897
   1,170    Elementis plc                                  1,965
   3,050    EMI Group plc                           $     22,302
   1,800    FKI plc                                        5,662
  11,800    General Electric Co. plc                     113,297
   2,900    GKN plc                                       46,184
  14,650    Glaxo Wellcome plc                           380,002
   7,700    Granada Group plc                             66,322
   1,000    Great Portland Estates plc                     3,396
   4,200    Great Universal Stores plc                    31,853
   9,758    Halifax plc                                  122,698
     900    Hammerson plc                                  7,104
   2,000    Hanson plc                                    15,399
     400    Hepworth plc                                   1,375
  33,750    HSBC Holdings plc (GBP)                      386,579
     300    Hyder plc                                      2,678
   1,050    IMI plc                                        4,842
   3,200    Imperial Chemical Industries plc              35,231
  15,745    Invensys plc                                  76,495
   7,850    J. Sainsbury plc                              48,998
     750    Johnson Matthey plc                            7,145
   5,850    Kingfisher plc                                63,009
   5,400    Ladbroke Group plc                            18,831
     400    Laird Group plc                                2,013
   2,000    Land Securities plc                           27,207
   3,350    LASMO plc                                      7,917
  21,600    Legal & General Group plc                     61,186
     200    Lex Service plc                                1,877
  22,050    Lloyds TSB Group plc                         269,814
     663    Lonrho plc                                     7,010
  12,900    Marks & Spencer plc                           66,816
   1,156    MEPC plc                                       8,472
     250    Meyer International plc                        1,667
   2,007    Misys plc                                     19,620
   6,052    National Grid Co. plc                         42,260
   5,200    National Power plc                            40,507
   1,400    Next plc                                      14,088
     360    Ocean Group plc                                5,532
   2,500    P & O Finance plc                             37,796
   2,500    Pearson plc                                   53,404
   3,850    Pilkington plc                                 6,467
     916    Provident Financial plc                       10,937

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-69

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Shares      Description                          Value (Note 1)
----------------------------------------------------------------
United Kingdom (cont'd.)
   8,150    Prudential Corp. plc                    $    125,498
   1,000    Racal Electronic plc                           6,901
   2,150    Railtrack Group plc                           45,394
   3,000    Rank Group plc                                10,623
   4,600    Reed International plc                        27,651
  12,500    Rentokil Initial plc                          44,260
   6,316    Reuters Group plc                             71,357
   1,477    Rexam plc                                      6,276
   4,600    Rio Tinto Finance plc                         79,924
   1,000    RMC Group plc                                 15,431
   5,600    Rolls-Royce plc                               19,391
   5,954    Royal & Sun Alliance Insurance Group
               plc                                        47,361
   3,650    Royal Bank Scotland Group plc                 78,145
   1,750    Rugby Group plc                                2,709
   4,100    Safeway plc                                   14,889
   1,125    Schroders plc                                 23,827
   2,450    Scottish & Newcastle plc                      24,250
   3,400    Scottish Hydro-Electric plc                   31,973
   4,750    ScottishPower plc                             43,104
   1,350    Slough Estates plc                             7,782
  22,600    Smithkline Beecham plc                       259,330
   1,150    Smiths Industries plc                         16,250
   1,300    St. James's Place Capital plc                  4,949
   4,000    Stagecoach Holdings plc                       12,500
     694    Tarmac plc                                     4,983
   1,600    Tate & Lyle plc                                9,848
   1,250    Taylor Woodrow plc                             3,010
  28,400    Tesco plc                                     88,867
   1,191    Thames Water plc                              18,644
   1,850    TI Group plc                                  13,558
     950    Unigate plc                                    4,850
  11,966    Unilever plc                                 112,526
   1,155    United Biscuits Holding plc                    3,481
   2,000    United Utilities plc                          21,838
     766    Vickers plc                                    3,078
  24,582    Vodafone Group plc                           580,340
   2,492    Williams plc                                  13,297

Shares
Warrants    Description                          Value (Note 1)
----------------------------------------------------------------
   2,150    Wolseley plc                            $     14,907
   7,231    Zeneca Group plc                             303,673
                                                    ------------
                                                       6,981,898
                                                    ------------
            Total common stocks
               (cost US$18,892,957)                   22,090,738
                                                    ------------
----------------------------------------------------------------
PREFERRED STOCKS--0.5%
----------------------------------------------------------------
Germany--0.5%
     100    Dyckerhoff AG, DM 1.5                          3,078
      10    Friedrich Grohe AG, DM 21.00                   3,063
     150    MAN AG, DM 1.6                                 2,908
     510    RWE AG, EUR 1.0                               15,778
     180    Sap AG, EUR 1.6                               80,705
     400    Volkswagen AG, DM 1.6                         12,673
                                                    ------------
            Total preferred stocks
               (cost US$103,677)                         118,205
                                                    ------------
----------------------------------------------------------------
WARRANTS(a)
----------------------------------------------------------------
France
      20    Axa-UAP, expiring 12/31/01 @ EUR
               121.96                                        186
     468    Banque Nationale de Paris,
               expiring 7/15/02 @ EUR 100.00               3,887
                                                    ------------
                                                           4,073
----------------------------------------------------------------
Germany
      12    Munchener
               Ruckversicherungs-Gesellschaft AG,
               expiring 6/3/02 @ EUR 163.61                  412
----------------------------------------------------------------
Italy
     400    Mediobanca SpA, expiring 12/31/00
               @ EUR 8.26                                    818
                                                    ------------
            Total warrants (cost US$0)                     5,303
                                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-70

Portfolio of Investments as of     PRUDENTIAL INDEX SERIES FUND
September 30, 1999                 PRUDENTIAL EUROPE INDEX FUND
---------------------------------------------------------------
---------------------------------------------------------------

Rights/
Units       Description                           Value (Note 1)
----------------------------------------------------------------
RIGHTS(a)
----------------------------------------------------------------
Norway
      92    PC Lan ASA, expiring 10/7/99 @ NOK
               8.1                                  $          1
----------------------------------------------------------------
Sweden
     200    Atlas Copco AB, Ser. B, expiring
               10/6/99
               @ SEK 160                                     232
     500    Atlas Copco AB, Ser. A, expiring
               10/6/99
               @ SEK 160                                     604
     900    Svenska Cellulosa AB, expiring
               10/22/99
               @ SEK 140                                   1,436
                                                    ------------
                                                           2,272
                                                    ------------
            Total rights
               (cost US$0)                                 2,273
                                                    ------------
----------------------------------------------------------------
COMMON STOCK UNITS(a)
----------------------------------------------------------------
Ireland
   2,600    Waterford Wedgewood plc
               (cost US$3,396)                             2,713
                                                    ------------
            Total long-term investments
               (cost US$19,000,030)                   22,219,232
                                                    ------------
SHORT-TERM INVESTMENTS--0.8%
Principal Amount
----------------------------------------------------------------
U.S. Government Securities--0.2%
 $50,000    U.S. Treasury Bills
               4.57%, 12/16/99(b)
               (cost US$49,518)                           49,518
----------------------------------------------------------------
Repurchase Agreement--0.6%
 124,000    Joint Repurchase Agreement Account
               5.22%, 10/1/99
               (cost US$124,000; Note 5)                 124,000
                                                    ------------
            Total short-term investments
               (cost US$173,518)                         173,518
                                                    ------------
            Description                            Value (Note 1)
----------------------------------------------------------------

Total Investments--98.7%
            (cost US$19,173,548; Note 4)            $ 22,392,750
            Other assets in excess of
               liabilities--1.3%                         282,441
                                                    ------------
            Net Assets--100%                        $ 22,675,191
                                                    ------------
                                                    ------------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin for financial futures contracts.

The industry classification of portfolio holdings and other
assets in excess of liabilities shown as a percentage of net assets as of September 30, 1999 was as follows:
Finance...............................................   24.6%
Utilities.............................................   15.9
Health Technology.....................................    9.1
Energy Minerals.......................................    8.4
Consumer Non-Durables.................................    6.9
Process Industries....................................    6.3
Electronic Technology.................................    5.7
Retail Trade..........................................    4.6
Producer Manufacturing................................    4.0
Consumer Durables.....................................    2.8
Consumer Services.....................................    1.9
Commercial Services...................................    1.8
Transportation........................................    1.7
Non-Energy Minerals...................................    1.7
Technology Services...................................    1.5
Industrial Services...................................    1.0
Repurchase Agreement..................................    0.6
U.S. Government Obligations...........................    0.2
                                                        -----
                                                         98.7
Other assets in excess of liabilities.................    1.3
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-71

                                           PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities        PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $19,173,548)...............................................................         $ 22,392,750
Foreign currency, at value (cost $334,324).............................................................              336,962
Cash...................................................................................................                  341
Dividends and interest receivable......................................................................               74,832
Receivable for investments sold........................................................................                7,007
Receivable for Fund shares sold........................................................................                4,851
Other assets...........................................................................................                  260
                                                                                                             ------------------
   Total assets........................................................................................           22,817,003
                                                                                                             ------------------
Liabilities
Accrued expenses and other liabilities.................................................................               86,791
Payable for Fund shares reacquired.....................................................................               35,220
Due to Manager.........................................................................................               13,816
Foreign withholding taxes payable......................................................................                4,326
Due to broker - variation margin.......................................................................                1,029
Payable for investments purchased......................................................................                  630
                                                                                                             ------------------
   Total liabilities...................................................................................              141,812
                                                                                                             ------------------
Net Assets.............................................................................................         $ 22,675,191
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      1,865
   Paid-in capital in excess of par....................................................................           19,219,373
                                                                                                             ------------------
                                                                                                                  19,221,238
   Undistributed net investment income.................................................................              123,922
   Accumulated net realized gains on investment transactions and foreign currencies....................              120,524
   Net unrealized appreciation on investments and foreign currencies...................................            3,209,507
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $ 22,675,191
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value per share
      ($22,675,191 / 1,865,011 shares of beneficial interest issued and outstanding)...................         $      12.16
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-72

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
                                                  September 30,
Net Investment Income                                 1999
Income
   Dividends (net of foreign withholding
      taxes of $60,320)......................      $   468,230
   Interest..................................            5,467
                                                -----------------
      Total Income...........................          473,697
                                                -----------------
Expenses
   Management fee............................           87,936
   Custodian's fees and expenses.............          214,000
   Audit fee and expenses....................           18,000
   Registration fees.........................           17,500
   Trustees' fees............................            7,000
   Transfer agent's fees and expenses........            5,000
   Legal fees and expenses...................            3,000
   Miscellaneous.............................              519
                                                -----------------
      Total expenses.........................          352,955
   Less: Expense subsidy (Note 2)............         (221,050)
                                                -----------------
      Net expenses...........................          131,905
                                                -----------------
Net investment income........................          341,792
                                                -----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions...................           70,151
   Foreign currency transactions.............          (25,676)
   Financial futures transactions............           76,058
                                                -----------------
                                                       120,533
                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...............................        2,638,573
   Foreign currencies........................           (1,773)
   Financial futures.........................           (1,023)
                                                -----------------
                                                     2,635,777
                                                -----------------
Net gain on investments and foreign
   currencies................................        2,756,310
                                                -----------------
Net Increase in Net Assets
Resulting from Operations....................      $ 3,098,102
                                                -----------------
                                                -----------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                     October 1, 1997(a)
                                    Year Ended            Through
Increase (Decrease)                September 30,       September 30,
in Net Assets                          1999                 1998
Operations
   Net investment income........    $   341,792         $    288,375
   Net realized gain on
      investments and foreign
      currency transactions.....        120,533               37,994
   Net change in unrealized
      appreciation/depreciation
      on investments and foreign
      currencies................      2,635,777              573,730
                                  ---------------    ------------------
   Net increase in net assets
      resulting from
      operations................      3,098,102              900,099
                                  ---------------    ------------------
Dividends and distributions
   (Note 1):
   Dividends from net investment
      income....................       (403,257)            (108,089)
                                  ---------------    ------------------
   Distributions from net
      realized gains............        (52,600)           --
                                  ---------------    ------------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold......................      4,333,863           18,141,700
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............        455,044              108,032
   Cost of shares reacquired....     (2,782,271)          (1,015,432)
                                  ---------------    ------------------
   Net increase in net assets
      from Fund share
      transactions..............      2,006,636           17,234,300
                                  ---------------    ------------------
Total increase..................      4,648,881           18,026,310
Net Assets
Beginning of period.............     18,026,310            --
                                  ---------------    ------------------
End of period(b)................    $22,675,191         $ 18,026,310
                                  ---------------    ------------------
                                  ---------------    ------------------
---------------
(a) Commencement of investment
    operations.
(b) Undistributed net investment
    income.......................   $   123,922         $    213,033
                                  ---------------    ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-73

                                            PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements               PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Europe Index Fund (the 'Fund').
The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers, currently the Morgan Stanley Capital International Europe Index.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
Securities Valuation: Securities for which the primary market is on an exchange, are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a
--------------------------------------------------------------------------------

                                            PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements               PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on settlement date of the contract equal to the difference between settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to increase accumulated net realized gain and decrease undistributed net investment income by $27,646 for realized foreign currency losses and mark to market of passive foreign investment companies during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.
The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.
PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. For the year ended September 30, 1999, PIFM subsidized $221,050 of the expenses of the Fund (1.01% of average daily net assets, or $0.12 per share).
--------------------------------------------------------------------------------

                                            PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements               PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.
PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
The Fund, along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $4,000 for the services of PMFS. As of September 30, 1999, approximately $400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999 were $2,817,786 and $840,793, respectively.
The United States federal income tax cost basis of the Fund's investments at September 30, 1999 was $19,270,353 and, accordingly, net unrealized appreciation for federal income tax purposes was $3,122,397 (gross unrealized appreciation--$4,187,197; gross unrealized depreciation--$1,064,800).
At September 30, 1999, the Fund had open purchases of 100 EUROTOP and 10 FTSE 100 financial futures contracts expiring on December 17, 1999.
The unrealized depreciation on such contracts as of September 30, 1999 was as follows:

                            Value at           Value on          Unrealized
                           Acquisition    September 30, 1999    Depreciation
                           -----------    ------------------    ------------
EUROTOP..................   $ 303,100          $292,500           $(10,600)
FTSE 100.................     102,972           100,197             (2,775)
                                                                ------------
                                                                  $(13,375)
                                                                ------------
                                                                ------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund had a .019% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $124,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.
Bear, Stearns & Co., Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.
Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.
Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.
--------------------------------------------------------------------------------

                                            PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements               PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
Note 6. Capital
The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

Year ended September 30, 1999:                          Shares
                                                      --------
Shares sold.........................................   360,875
Shares issued in reinvestment of dividends and
  distributions.....................................    39,398
Shares reacquired...................................  (230,061)
                                                      --------
Net increase in shares outstanding..................   170,212
                                                      --------
                                                      --------

October 1, 1997(a) through September 30, 1998:
Shares sold........................................  1,771,843
Shares issued in reinvestment of dividends and
  distributions....................................     11,206
Shares reacquired..................................    (88,250)
                                                     ---------
Net increase in shares outstanding.................  1,694,799
                                                     ---------
                                                     ---------

As of September 30, 1999, 1,563,008 of the outstanding shares were owned by The Prudential Insurance Company of America.
---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------

                                            PRUDENTIAL INDEX SERIES FUND
Financial Highlights                        PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

                                                                                                               October 1, 1997(a)
                                                                                          Year Ended                Through
                                                                                         September 30,           September 30,
                                                                                             1999                     1998
                                                                                        ---------------        ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............................................          $ 10.64                 $  10.00
                                                                                             ------                   ------
Income from investment operations
Net investment income(c)..........................................................              .17                      .18
Net realized and unrealized gain on investment and foreign currency
   transactions...................................................................             1.61                      .53
                                                                                             ------                   ------
   Total from investment operations...............................................             1.78                      .71
                                                                                             ------                   ------
Less distributions
Dividends from net investment income..............................................             (.23)                    (.07)
Distributions from net realized gains.............................................             (.03)                      --
                                                                                             ------                   ------
   Total distributions............................................................             (.26)                    (.07)
                                                                                             ------                   ------
Net asset value, end of period....................................................          $ 12.16                 $  10.64
                                                                                             ------                   ------
                                                                                             ------                   ------
TOTAL RETURN(d):..................................................................            16.86%                    7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................................................          $22,675                 $ 18,026
Average net assets (000)..........................................................          $21,984                 $ 17,728
Ratios to average net assets:(c)
   Expenses.......................................................................              .60%                     .60%(b)
   Net investment income..........................................................             1.55%                    1.64%(b)
Portfolio turnover rate...........................................................                4%                       4%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-78

                                                  PRUDENTIAL INDEX SERIES FUND
Report of Independant Accountants                 PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Europe Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Europe Index Fund (the 'Fund', one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--93.5%
COMMON STOCKS--93.0%
---------------------------------------------------------------
Australia--6.6%
   7,900    Amcor Ltd.                             $     37,895
  13,200    AMP Ltd.                                    122,948
   3,970    Australian Gas & Light Co.                   23,474
  12,202    Boral Ltd.                                   18,682
   2,900    Brambles Industries, Ltd.                    83,975
   1,200    British American Tobacco Australasia
               Ltd.                                      13,157
  21,648    Broken Hill Proprietary Co., Ltd.           249,360
  12,612    Coca Cola Amatil Ltd.                        44,282
  14,589    Coles Myer Ltd.                              76,245
  11,200    Colonial Ltd.                                40,640
   1,000    CSL Ltd.                                     11,095
  12,100    CSR Ltd.                                     30,568
   2,955    Email Ltd.                                    5,246
   1,262    F. H. Faulding & Co. Ltd.                     8,312
  21,200    Fosters Brewing Group Ltd.                   59,770
     491    Futuris Corp.                                   628
   4,907    Futuris Corp., Ltd.                           6,398
  17,816    General Property Trust                       30,114
   6,768    GIO Australia Holdings Ltd.                  12,853
     868    Goldfield Corp.(a)                              793
  13,552    Goodman Fielder Ltd.                         12,559
   4,000    Hardie (James) Industries Ltd.               11,277
   1,377    Iluka Resources Ltd.                          3,550
   2,700    Leighton Holdings Ltd.                       10,379
   6,652    Lend Lease Corp. Ltd.                        81,186
  17,560    M.I.M. Holdings Ltd.                         16,503
   3,471    Mayne Nickless Ltd.                           9,288
  18,184    National Australia Bank Ltd.                266,196
   2,300    Newcrest Mining Ltd.(a)                       7,490
  24,593    News Corp., Ltd.                            172,570
  18,395    Normandy Mining Ltd.(a)                      16,327
   7,681    North Ltd.                                   16,292
   2,836    Orica Ltd.                                   15,269
  10,400    Pacific Dunlop Ltd.                          15,611
   9,200    Pioneer International Ltd.                   22,744
   3,964    QBE Insurance Group Ltd.                     15,225
   3,700    Rio Tinto Ltd.                               62,749
   6,200    Santos Ltd.                                  17,346
   4,000    Schroders Property Fund                       6,265
   1,825    Smith (Howard) Ltd.                    $     13,637
   7,977    Southcorp Ltd.                               29,101
   5,300    Star City Holdings Ltd.                       5,188
     121    Stockland Trust (New Shares)                    273
   3,427    Stockland Trust Group                         7,732
   2,500    Suncorp-Metway Ltd.                          13,232
   3,500    TABCORP Holdings Ltd.                        23,756
  63,200    Telstra Corp.                               327,575
   3,432    Wesfarmers Ltd.                              30,195
  14,018    Western Mining Corp. Holdings Ltd.           71,358
       9    Westfield Trust                                  18
  16,493    Westfield Trust (New Shares)                 33,303
  23,513    Westpac Banking Corp. Ltd.                  145,058
  14,359    Woolworths Ltd.                              50,135
                                                   ------------
                                                      2,405,822
                                                   ------------
---------------------------------------------------------------
Hong Kong--6.1%
  15,000    Bank of East Asia                            32,539
 146,200    Cable & Wireless HKT Ltd.                   320,913
  41,000    Cathay Pacific Air                           73,897
  28,000    Cheung Kong Ltd.                            233,407
  30,000    China Light & Power Holdings, Ltd.          140,971
  20,000    Chinese Estates Holdings                      3,270
   8,000    Giordano Intl                                 6,334
  11,000    Hang Lung Development Co.                    12,462
  23,000    Hang Seng Bank Ltd.                         243,545
  57,400    Hong Kong & China Gas Co.                    77,222
  11,000    Hong Kong & Shanghai Hotels                   8,355
   2,000    Hong Kong Aircraft Engineering Co.,
               Ltd.                                       3,630
   4,000    Hong Kong Construction Holdings               1,712
   8,800    Hopewell Holdings Ltd.                        6,174
  47,000    Hutchison Whampoa Ltd.                      437,171
   9,000    Hysan Development Co.                        11,239
  11,000    Johnson Electric Holdings, Ltd.              53,389
   6,000    Miramar Hotel & Investment Co.                6,373
  25,169    New World Development Co., Ltd.              55,247
  14,000    Oriental Press Group                          1,856
   6,000    Peregrine Investments(b)                          8
  38,000    Regal Hotel International                     3,327

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-80

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
---------------------------------------------------------------
Hong Kong (cont'd.)
  24,026    Shangri La Asia Ltd.                   $     26,601
  14,000    Shun Tak Holdings Ltd.                        2,758
  38,000    Sino Land Co.                                18,590
  20,000    South China Morning Post                     13,389
  29,000    Sun Hung Kai Properties Ltd.                221,208
  19,000    Swire-Pacific, Ltd. 'A'                      90,015
   5,000    Television Broadcasts Ltd.                   21,371
   2,000    Varitronix International Ltd.                 4,364
  26,896    Wharf Holdings Ltd.                          77,736
   2,000    Wing Lung Bank                                8,059
                                                   ------------
                                                      2,217,132
                                                   ------------
---------------------------------------------------------------
Japan--77.4%
   5,000    77th Bank(a)                                 52,176
   1,800    Acom Co., Ltd.                              236,186
   1,200    Advantest Corp.                             173,575
   8,000    Ajinomoto Co., Inc.                          93,550
   2,000    Alps Electric Co.                            41,797
   3,000    Amada Co.                                    20,936
   1,000    Amano Corp.                                   8,209
     900    Aoyama Trading Co.                           30,432
     500    Arabian Oil Co.                               8,111
  35,000    Asahi Bank                                  251,487
   6,000    Asahi Breweries                              91,803
  18,000    Asahi Chemical Industries                   100,257
  15,000    Asahi Glass Co.                             103,835
   5,000    Ashikaga Bank                                11,741
     400    Autobacs Seven Co.                           23,782
  56,000    Bank Of Tokyo-Mitsubishi, Ltd.              859,987
  14,000    Bank of Yokohama                             49,048
     600    Benesse Corp.                               119,418
  10,000    Bridgestone Corp.                           279,900
   3,000    Brother Industries                            9,214
  10,000    Canon Inc.                                  291,171
   3,000    Casio Computer Co.                           22,796
      26    Central Japan Railway Co.                   173,387
   4,000    Chiba Bank                                   16,080
   2,000    Chiyoda Corp.                                 4,283
   3,000    Chugai Pharmacy Co.                          36,209
   4,000    Citizen Watch Co.                            28,741
   5,000    Cosmo Oil Co.                          $      7,937
   1,900    Credit Saison Co., Ltd.                      44,258
     600    CSK Corp.                                    20,852
   9,000    Dai Nippon Printing Co., Ltd.               167,292
   4,000    Daicel Chemical Industries                   14,652
   8,000    Daiei Inc.                                   31,860
   1,000    Daifuku Co.                                   6,387
   3,000    Daiichi Pharmaceutical Co.                   45,592
   3,000    Daikin Industries                            36,349
   2,000    Daikyo Inc.                                   6,068
   3,000    Daimaru Inc.                                 15,188
  10,000    Dainippon Ink & Chemicals, Inc.              40,013
   2,000    Dainippon Screen Manufacturing Co.,
               Ltd.                                      12,192
   1,400    Daito Trust Construction Co., Ltd.           20,776
  17,000    Daiwa Bank                                   56,684
   7,000    Daiwa House Industries                       69,233
   2,000    Daiwa Kosho Lease Co., Ltd.                   9,393
  16,000    Daiwa Securities Co., Ltd.                  145,773
   5,000    Denki Kagaku Kogyo K.K.                      15,639
  11,000    Denso Corp.                                 232,984
      49    East Japan Railway Co.                      312,041
   3,000    Ebara Corp.                                  38,970
   4,000    Eisai Co., Ltd.                             101,440
   3,000    Fanuc Ltd.                                  204,007
  42,000    Fuji Bank                                   510,469
     200    Fuji Machine Mfg                              9,580
   6,000    Fuji Photo Film Co.                         205,698
   4,000    Fujikura Ltd.                                25,924
   5,000    Fujita Corp.                                  3,522
  23,000    Fujitsu Ltd.                                717,219
   6,000    Fukuoka Chuo Bank Ltd.                       37,589
   8,000    Furukawa Electric Co., Ltd.                  47,714
   7,000    Gunma Bank                                   47,667
   2,000    Gunze Ltd.                                    5,016
   4,000    Hankyu Corp.                                 14,314
   2,000    Hankyu Department Stores                     14,709
   4,000    Haseko Corp.(a)                               2,367
     500    Hirose Electric Co., Ltd.                    78,663
  41,000    Hitachi Ltd.                                454,414
  10,000    Hitachi Zosen Corp.                          10,614
   6,000    Hokuriku Bank                                13,694
  12,000    Honda Motor Co., Ltd.                       502,692

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-81

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
---------------------------------------------------------------
Japan (cont'd.)
   1,000    House Foods Corp.                      $     14,606
   1,000    Hoya Corp.                                   60,488
   2,000    Inax Corp.                                   14,652
  33,000    Indonesia Bank                              405,732
   3,000    Isetan Co.                                   23,669
   3,000    Ishihara Sangyo Kaisha(a)                     5,607
  12,000    Ishikawajima-Harima Heavy Industries
               Co., Ltd.                                 20,288
   5,000    Ito Yokado Co., Ltd.                        413,275
  19,000    Itochu Corp.                                 62,639
   2,000    Iwatani International Corp.                   4,865
   1,000    Jaccs Co., Ltd.                               4,302
  23,000    Japan Air Lines Co.(a)                       88,572
  11,000    Japan Energy Corp.                           13,845
   4,000    Japan Steel Works                             4,771
      23    Japan Tobacco, Inc.                         285,159
   2,000    JGC Corp.                                     5,053
  11,000    Joyo Bank                                    46,493
   4,000    Jusco Co.                                    75,329
  13,000    Kajima Corp.                                 52,016
   1,000    Kaken Pharmaceutical Co., Ltd.                7,974
   3,000    Kamigumi Co., Ltd.                           18,597
   5,000    Kanebo Ltd.(a)                                8,829
   4,000    Kaneka Corp.                                 51,472
  12,200    Kansai Electrical Power                     236,055
   8,000    Kao Corp.                                   226,174
   1,000    Katokichi Co.                                19,255
  17,000    Kawasaki Heavy Industries                    32,254
   6,000    Kawasaki Kisen Ltd.                          11,384
  41,000    Kawasaki Steel Corp.                         95,119
   5,000    Keihin Electric Express Railway Co.,
               Ltd                                       18,926
   2,000    Kikkoman Corp.                               16,907
   3,000    Kinden Corp.                                 24,796
  21,000    Kinki Nippon Railway                        112,035
  13,000    Kirin Brewery Co.                           155,682
   1,000    Kokuyo Co.                                   17,498
  12,000    Komatsu Ltd.                                 79,574
   1,000    Komori Corp.                                 22,260
     600    Konami Co.                                   58,046
   4,000    Konica Corp.                                 15,780
   2,000    Koyo Seiko Co.                               19,405
  18,000    Kubota Corp.                           $     63,569
   7,000    Kumagai Gumi Co.(a)                           6,641
   4,000    Kuraray Co.                                  46,888
   2,000    Kureha Chemical Industry Co., Ltd.            6,237
   1,000    Kurita Water Industries                      20,288
   2,300    Kyocera Corp.                               174,984
   2,000    Kyowa Exeo Corp                              19,349
   5,000    Kyowa Hakko Kogyo Co., Ltd.                  38,134
   1,000    Maeda Road Construction Co.                   6,387
   1,000    Makino Milling Machine                        5,917
   2,000    Makita Corp.                                 22,542
  19,000    Marubeni Corp.                               49,255
   4,000    Marui Co.(a)                                 74,690
  25,000    Matsushita Electric Industrial Co.,
               Ltd.                                     531,856
   3,000    Meiji Milk Product Co., Ltd.                 11,215
   4,000    Meiji Seika Kaisha                           30,582
   5,000    Minebea Co.(a)                               63,635
  27,000    Mitsubishi Chemical Corp.                   103,215
  19,000    Mitsubishi Corp.                            157,044
  27,000    Mitsubishi Electric Corp.                   154,189
  16,000    Mitsubishi Estate Co., Ltd.                 162,455
   5,000    Mitsubishi Gas Chemicals Co.                 14,606
  42,000    Mitsubishi Heavy Industries Ltd.            161,741
   2,000    Mitsubishi Logistics Corp.                   21,039
  12,000    Mitsubishi Material Corp.                    35,504
   3,000    Mitsubishi Paper Mills                        5,889
   6,000    Mitsubishi Rayon Co.                         16,907
  16,000    Mitsubishi Trading & Banking                195,366
  20,000    Mitsui & Co.                                151,409
   8,000    Mitsui Engineering & Shipbuilding
               Co., Ltd(a)                                8,040
  10,000    Mitsui Fudosan Co., Ltd.                     80,213
   9,000    Mitsui Marine & Fire Insurance Co.,
               Ltd.                                      47,761
   5,000    Mitsui Mining & Smelting Co.                 26,769
   7,000    Mitsui O.S.K. Lines                          13,084
   1,000    Mitsui Soko Co.                               3,194
  14,000    Mitsui Trust & Banking Co.                   28,666
   5,000    Mitsukoshi Ltd.                              30,009
   1,000    Mori Seiki Co.                               14,652
   3,000    Murata Manufacturing Co., Ltd.              301,503
   3,000    Mycal Corp.                                  18,738
   3,000    Nagoya Railroad Co.                           8,763
     600    Namco Ltd.                                   23,669

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-82

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
---------------------------------------------------------------
Japan (cont'd.)
   2,000    Nankai Electric Railway Co.            $      7,890
  20,000    NEC Corp.                                   402,943
   4,000    NGK Insulators Ltd.                          38,810
   2,000    NGK Spark Plug Co.                           19,048
   2,000    Nichido Fire & Marine Insurance               9,862
     700    Nichiei Co., Ltd.                            53,585
   3,000    Nichirei Corp.                                9,440
     100    Nidec Corp.                                  18,316
   4,000    Nikon Corp.                                  77,019
   1,600    Nintendo Co., Ltd.                          255,178
   1,000    Nippon Comsys Corp.                          20,992
  14,000    Nippon Express Co., Ltd.                     93,888
   3,000    Nippon Fire & Marine Insurance                9,975
   5,000    Nippon Light Metal Co., Ltd.                  6,246
   3,000    Nippon Meat Packers, Inc.                    38,350
  20,000    Nippon Mitsubishi Oil Corp.                  82,091
  12,000    Nippon Paper Industries Co.                  84,759
   1,000    Nippon Sharyo Ltd.                            2,574
   5,000    Nippon Sheet Glass Co.                       28,178
   3,000    Nippon Shinpan Co.                           10,003
   2,000    Nippon Shokubai Co.                          11,703
  85,000    Nippon Steel Corp.                          230,729
   3,000    Nippon Suisan Kaisha(a)                       6,481
     153    Nippon Telegraph & Telephone Corp.        1,882,560
  16,000    Nippon Yusen K.K.                            58,760
   3,000    Nishimatsu Construction Co.                  16,202
  31,000    Nissan Motor Co., Ltd.(a)                   187,805
   2,000    Nisshin Flour Mill                           16,869
   2,000    Nisshinbo Industries, Inc.                    9,862
   2,000    Nissin Food Products Co., Ltd.               54,477
   2,000    Nitto Denko Corp.                            63,494
  18,000    NKK Corp.                                    16,738
   2,000    NOF Corp.                                     5,110
  24,000    Nomura Securities Co., Ltd.                 371,947
   2,000    Noritake Co.                                  9,393
   7,000    NSK Ltd.                                     50,758
   5,000    NTN Corp.                                    16,296
  10,000    Obayashi Corp.                               60,394
   4,000    Odakyu Electric Railway                      12,999
  13,000    Oji Paper Co., Ltd.                          91,334
   1,000    Okuma Corp.                                   4,508
   3,000    Okumura Corp.                          $     12,060
   3,000    Olympus Optical Co.                          40,576
   3,000    Omron Corp.                                  59,314
   2,000    Onward Kashiyama & Co., Ltd.                 30,432
   3,000    Orient Corp.                                 10,708
   1,100    Oriental Land Co., Ltd.                      91,437
     800    Orix Corp.                                   98,359
  31,000    Osaka Gas Co.                               103,366
     100    Oyo Corp.                                     1,944
   4,000    Penta-Ocean Construction                      7,026
   2,000    Pioneer Electronic Corp.                     34,377
   1,300    Promise Co., Ltd.                           104,643
   3,000    Renown Inc.                                   5,072
   1,000    Rohm Co., Ltd.                              208,985
  50,000    Sakura Bank                                 375,704
   1,000    Sanden Corp.                                  8,641
   6,000    Sankyo Co.                                  180,338
   1,000    Sanrio Co.(a)                                55,886
   2,000    Sanwa Shutter Corp.                          10,614
  24,000    Sanyo Electric Co.                          116,093
   3,000    Sapporo Breweries Ltd.                       12,680
   1,000    Secom Co., Ltd.                              89,230
   1,000    Secom Co., Ltd. - New(a)                     91,108
   1,000    Sega Enterprises Ltd.                        20,899
   1,000    Seino Transportation Co.                      6,763
   3,000    Seiyu Ltd.                                   14,850
   7,000    Sekisui Chemical Corp., Ltd.                 39,515
   9,000    Sekisui House Ltd.                          101,609
  14,000    Sharp Corp.                                 224,333
     500    Shimachu Co.                                  9,862
   1,500    Shimano Inc.                                 35,997
  11,000    Shimizu Corp.                                48,663
   5,000    Shin-Etsu Chemical Co., Ltd.                208,516
   4,000    Shionogi & Co.                               32,837
   5,000    Shiseido Co., Ltd.                           74,671
  10,000    Shizuoka Bank                               120,131
  11,000    Showa Denko K.K.                             17,358
   3,000    Showa Shell Sekiyu K.K.                      19,161
   1,000    Skylark Co.                                  27,239
     800    SMC Corp.                                   112,711
   3,000    Snow Brand Milk Products                     15,160
   1,200    Softbank Corp.                              456,481

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-83

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
---------------------------------------------------------------
Japan (cont'd.)
   5,000    Sony Corp.                             $    747,182
  38,000    Sumitomo Bank                               571,070
  21,000    Sumitomo Chemical Co., Ltd.                 106,907
  13,000    Sumitomo Corp.                               95,607
   9,000    Sumitomo Electric Industries                123,419
   2,000    Sumitomo Forestry Co., Ltd.                  14,559
   6,000    Sumitomo Heavy Industries Ltd.               16,569
   8,000    Sumitomo Marine & Fire Insurance Co.         51,096
  47,000    Sumitomo Metal Industries(a)                 52,974
   7,000    Sumitomo Metal Mining Co.                    34,649
   5,000    Sumitomo Osaka Cement Co.                     9,111
  11,000    Taiheiyo Cement Corp.                        28,516
  12,000    Taisei Corp.                                 26,713
   4,000    Taisho Pharmacy Co., Ltd.                   168,315
   1,000    Taiyo Yuden Co.                              33,062
   2,000    Takara Shuzo Co.                             29,775
   1,000    Takara Standard Co., Ltd.                     6,575
   4,000    Takashimaya Co.                              40,952
  11,000    Takeda Chemical Industries                  594,082
   1,700    Takefuji Corp.                              283,102
   1,000    Takuma Co., Ltd.                             11,647
  13,000    Teijin Ltd.                                  62,639
   3,000    Teikoku Oil Co.                              10,369
   2,000    Terumo Corp.                                 61,803
   2,000    Toa Corp.                                     3,494
   9,000    Tobu Railway Co.                             29,080
   2,000    Toda Corporation                             11,083
   1,000    Toei Co.                                      3,353
     200    Toho Co.                                     31,390
   6,300    Tohoku Electrical Power Co., Inc.            98,228
  28,000    Tokai Bank                                  202,242
  19,000    Tokio Marine & Fire Insurance Co.           224,859
   2,000    Tokyo Broadcasting System Inc.               40,294
   2,000    Tokyo Dome Corp.                             10,858
  16,700    Tokyo Electric Power Co.                    385,867
   2,000    Tokyo Electron Ltd.                         173,763
  36,000    Tokyo Gas Co.                                86,224
   1,000    Tokyo Style Co.                              10,989
   2,000    Tokyo Tatemono Co., Ltd.                      4,508
   3,000    Tokyotokeiba Co.                              4,649
  11,000    Tokyu Corp.                                  30,996
   8,000    Toppan Printing Co                     $    100,689
  18,000    Toray Industries Inc.                        92,987
  37,000    Toshiba Corp.                               275,588
   7,000    Tosoh Corp.                                  24,524
   3,000    Tostem Corp.                                 70,163
   4,000    Toto Ltd.                                    31,146
   3,000    Toyo Seikan Kaisha                           64,809
   7,000    Toyobo Co.                                   10,651
   1,000    Toyoda Auto Loom Works Ltd.                  18,372
  45,000    Toyota Motor Corp.                        1,432,842
     300    Trans Cosmos Inc.                            37,477
   2,000    Tsubakimoto Chain Co.                         9,656
   8,000    Ube Industries Ltd.                          19,537
     800    Uni-Charm Corp.                              48,316
   5,000    Unitika Ltd.(a)                               3,851
   2,000    Uny Co.                                      29,305
   2,000    Wacoal Corp.                                 21,697
   2,000    Yakult Honsha Co., Ltd.                      26,130
   1,000    Yamaguchi Bank                                7,909
   2,000    Yamaha Corp.                                 18,691
   4,000    Yamanouchi Pharmaceutical Co., Ltd.         187,476
   5,000    Yamato Transport Co.                        127,035
   3,000    Yamazaki Baking Co.                          38,801
   3,000    Yokogawa Electric Corp.                      21,415
                                                   ------------
                                                     28,336,085
                                                   ------------
---------------------------------------------------------------
Malaysia
     350    Silverstone Berhad(b)                             0
---------------------------------------------------------------
New Zealand--0.5%
  27,900    Brierley Investments Ltd.                     6,484
  18,500    Carter Holt Harvey Ltd.                      22,260
   6,300    Contact Energy Ltd.(a)                       10,216
   1,000    Fisher & Paykel Industries Ltd.               3,150
   3,300    Fletcher Challenge Building                   4,056
   3,400    Fletcher Challenge Energy, Ltd.               8,498
   8,000    Fletcher Challenge Forestry, Ltd.             3,429
   6,700    Fletcher Challenge Paper                      4,602
   7,600    Lion Nathan Ltd.                             15,895
  24,100    Telecom Corp. Of New Zealand                 94,960
                                                   ------------
                                                        173,550
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-84

Portfolio of Investments as of           PRUDENTIAL INDEX SERIES FUND
September 30, 1999                       PRUDENTIAL PACIFIC INDEX FUND
----------------------------------------------------------------------
----------------------------------------------------------------------

Shares      Description                          Value (Note 1)
---------------------------------------------------------------
Singapore--2.4%
     10,000    City Developments Ltd.              $     50,868
      1,000    Creative Technology Ltd.(a)               10,938
      3,000    Cycle & Carriage Ltd.(a)                  10,056
     11,886    DBS Group Holdings Ltd.                  132,801
     14,500    DBS Land, Ltd.                            26,946
      3,000    First Capital Corp.                        3,387
      3,000    Fraser & Neave Ltd.                        9,792
      1,000    Haw Par Corp., Ltd.                        1,664
      4,000    Hotel Properties Ltd.                      3,246
      2,000    Inchcape Motors Ltd.                       2,399
      9,000    Keppel Corp., Ltd.                        26,252
      3,000    Natsteel Ltd.                              5,293
     12,000    Neptune Orient Lines Ltd.                 14,396
     13,000    Overseas Chinese Banking Corp.,
                  Ltd.                                  100,913
      1,000    Overseas Union Enterprise                  2,811
      3,000    Parkway Holdings Ltd.                      5,469
     33,000    S.T. Engineering(a)                       42,112
     18,872    Sembcorp Industries                       21,752
     11,000    Singapore Airlines Ltd.                  107,382
      4,445    Singapore Press Holdings Ltd.             70,055
     74,000    Singapore Telecommunications             134,904
      3,000    Straits Trading Co.(a)                     3,140
     10,000    United Industrial Corp.                    5,440
      9,000    United Overseas Bank Ltd.                 68,275
      6,000    United Overseas Land                       5,293
      3,000    Venture Manufacturing Ltd.                26,111
                                                   ------------
                                                        891,695
                                                   ------------
               Total common stocks
                  (cost $30,877,412)                 34,024,284
                                                   ------------
---------------------------------------------------------------
PREFERRED STOCKS--0.5%
Australia
     25,671    News Corp. Ltd.
                  (cost $136,370)                       169,211

Units       Description                          Value (Note 1)
---------------------------------------------------------------
WARRANTS(a)
Hong Kong
      2,000    Chinese Estates Holdings
                  Warrants expiring November
                  2000
                  @ HKD 1.02                       $        122
      2,000    Chinese Estates Holdings
                  Warrants expiring November
                  1999
                  @ HKD 0.97                                 75
        800    Hong Kong Construction Holdings
                  Warrants expiring December
                  1999
                  @ HKD 5.00                                 24
                                                   ------------
               Total warrants                               221
                                                   ------------
               Total long-term investments
                  (cost $31,013,782)                 34,193,716
                                                   ------------
Principal Amount
(000)
SHORT-TERM INVESTMENTS--2.4%
---------------------------------------------------------------
U.S. Government Securities
United States--0.6%
       $240    United States Treasury Bill(c),
                  4.57%,12/16/99                        237,702
Repurchase Agreement--1.8%
        649    Joint Repurchase Agreement
                  Account,
                  5.222%, 10/01/99 (Note 5)             649,000
                                                   ------------
               Total short-term investments
                  (cost $886,685)                       886,702
                                                   ------------
---------------------------------------------------------------
Total Investments--95.9%
               (cost $31,900,467; Note 4)            35,080,418
               Other assets in excess of
                  liabilities--4.1%                   1,503,102
                                                   ------------
               Net Assets--100%                    $ 36,583,520
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Issuer in bankruptcy.
(c) Pledged as initial margin for financial futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-85

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Portfolio of Investments as of September 30, 1999
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1999 was as follows:

-------------------------------------------------------------
Commercial Banking....................................   13.3%
Telecommunications....................................    7.5
Automobiles & Auto Parts..............................    6.6
Electronics...........................................    6.4
Appliances & Household Durables.......................    4.6
Drugs & Health Care...................................    3.8
Financial Services....................................    3.6
Real Estate...........................................    3.1
Retail................................................    2.7
Chemicals.............................................    2.6
Electrical Utilities..................................    2.4
Diversified Industries................................    2.2
Computers.............................................    2.0
Food & Beverage.......................................    1.9
Repurchase Agreement..................................    1.8
Electronic Components.................................    1.8
Machinery & Equipment.................................    1.6
Wholesale.............................................    1.4
Railroads.............................................    1.4
Building & Construction...............................    1.4
Investment Companies..................................    1.2
Transportation & Warehousing..........................    1.2
Oil & Gas.............................................    1.2
Photography...........................................    1.1
Iron & Steel..........................................    1.1
Broadcasting & Other Media............................    1.1
Insurance.............................................    1.0
Office Equipment & Supplies...........................    0.9
Mining................................................    0.9
Engineering & Construction............................    0.9
Tobacco...............................................    0.8
Rubber................................................    0.8
Printing & Publishing.................................    0.8
Electrical Equipment..................................    0.8
Cosmetics/Toiletries..................................    0.8%
Toy Manufacturer......................................    0.7
U.S. Government Securities............................    0.7
Building Materials & Components.......................    0.7
Airlines..............................................    0.7
Paper.................................................    0.6
Entertainment.........................................    0.6
Transportation-Road & Rail............................    0.5
Glass Products........................................    0.4
Commercial Services...................................    0.4
Property Investment...................................    0.3
Metals................................................    0.3
Health Care/Acute.....................................    0.3
Computer Software & Services..........................    0.3
Security/Investigation Services.......................    0.2
Publishing............................................    0.2
Medical Products & Services...........................    0.2
Hotels................................................    0.2
Gaming................................................    0.2
Diversified Resources.................................    0.2
Containers............................................    0.2
Business Services.....................................    0.2
Textiles..............................................    0.1
Retail Trade..........................................    0.1
Paper & Packaging.....................................    0.1
Oil Refining & Marketing..............................    0.1
Engineering & Equipment...............................    0.1
Electrical Services...................................    0.1
Diversified Manufacturing.............................    0.1
Diversified Operations................................    0.1
Diversified Funds.....................................    0.1
Beverages.............................................    0.1
Apparel...............................................    0.1
                                                        -----
                                                         95.9
Other assets in excess of liabilities.................    4.1
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-86

                                              PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities           PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $31,900,467)...............................................................         $ 35,080,418
Foreign currency, at value (cost $2,856,269)...........................................................            2,963,529
Cash...................................................................................................                1,309
Receivable for investments sold........................................................................              135,030
Dividends and interest receivable......................................................................               96,941
Due from broker-variation margin.......................................................................               48,511
Due from Manager.......................................................................................               24,033
Receivable for Fund shares sold........................................................................                1,750
Other assets...........................................................................................                  236
                                                                                                             ------------------
   Total assets........................................................................................           38,351,757
                                                                                                             ------------------
Liabilities
Payable for Fund shares repurchased....................................................................            1,088,171
Payable for investments purchased......................................................................              576,824
Accrued expenses.......................................................................................               90,160
Foreign withholding taxes payable......................................................................               13,082
                                                                                                             ------------------
   Total liabilities...................................................................................            1,768,237
                                                                                                             ------------------
Net Assets.............................................................................................         $ 36,583,520
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      3,400
   Paid-in capital in excess of par....................................................................           33,659,528
                                                                                                             ------------------
                                                                                                                  33,662,928
   Undistributed net investment income.................................................................              241,445
   Accumulated net realized loss on investments........................................................             (610,662)
   Net unrealized appreciation on investments and foreign currencies...................................            3,289,809
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $ 36,583,520
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value per share
      ($36,583,520 / 3,399,881 shares of beneficial interest issued and outstanding)...................         $      10.76
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-87

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
                                              September 30,
Net Investment Income                              1999
Income
   Dividends (net of foreign withholding
      taxes of $31,197)..................      $    290,733
   Interest..............................            35,114
                                            ------------------
      Total income.......................           325,847
                                            ------------------
Expenses
   Management fee........................            98,638
   Custodian's fees and expenses.........           224,000
   Audit fee.............................            18,000
   Registration fees.....................            15,000
   Reports to shareholders...............            10,000
   Legal fees............................             9,000
   Trustees' fees........................             7,200
   Transfer agent's fees and expenses....             2,000
   Miscellaneous.........................             1,600
                                            ------------------
      Total operating expenses...........           385,438
   Less: Expense subsidy (Note 2)........          (237,392)
                                            ------------------
      Net expenses.......................           148,046
                                            ------------------
Net investment income....................           177,801
                                            ------------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............          (386,593)
   Foreign currency transactions.........            91,520
   Financial futures contracts...........           145,207
                                            ------------------
                                                   (149,866)
                                            ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        12,061,175
   Foreign currencies....................           124,881
   Financial futures contracts...........             4,405
                                            ------------------
                                                 12,190,461
                                            ------------------
Net gain on investments and foreign
   currencies............................        12,040,595
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 12,218,396
                                            ------------------
                                            ------------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                      Year Ended
                                       September      Year Ended
Increase (Decrease)                       30,        September 30,
in Net Assets                            1999            1998
Operations
   Net investment income............  $   177,801     $    155,134
   Net realized loss on investments
      and foreign currency
      transactions..................     (149,866)        (397,409)
   Net change in unrealized
      appreciation (depreciation) on
      investments and foreign
      currencies....................   12,190,461       (8,592,169)
                                      -----------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations....................   12,218,396       (8,834,444)
                                      -----------    -------------
Dividends from net investment income
   (Note 1).........................     (156,768)         (25,244)
                                      -----------    -------------
Fund share transactions (Note 6)
   Net proceeds from shares sold....   13,554,042          942,289
   Net asset value of shares issued
      in reinvestment of
      dividends.....................      156,768           25,244
   Cost of shares reacquired........   (5,630,075)        (365,748)
                                      -----------    -------------
   Net increase in net assets from
      Fund share transactions.......    8,080,735          601,785
                                      -----------    -------------
Total increase (decrease)...........   20,142,363       (8,257,903)
                                      -----------    -------------
Net Assets
Beginning of year...................   16,441,157       24,699,060
                                      -----------    -------------
End of year(a)......................  $36,583,520     $ 16,441,157
                                      -----------    -------------
                                      -----------    -------------
---------------
(a) Includes undistributed net
    investment income of............  $   241,445     $    149,497
                                      -----------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-88

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Pacific Index Fund (the 'Fund').
The investment objective of the Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital International Pacific Free Index ('MSCI-PFI').
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
Securities Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are readily available are valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager and the subadviser.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Financial futures contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and to increase accumulated net realized loss on investments by $70,915, relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.
PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. For the year ended September 30, 1999, PIFM subsidized $237,392 of the expenses of the Fund (0.96% of average net assets or $0.07 per share).
The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.
PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').
--------------------------------------------------------------------------------

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $1,500 for the services of PMFS. As of September 30, 1999, approximately $200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999 were $7,617,987 and $1,158,202, respectively.
The cost basis of investments for federal income tax purposes at September 30, 1999 was $32,139,804 and, accordingly, net unrealized appreciation for federal income tax purposes was $2,940,614 (gross unrealized appreciation--$5,014,722; gross unrealized depreciation--$2,074,108).
For Federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 1999 of $450,909 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
The Fund will elect, for United States Federal income tax purposes, to treat long-term capital losses of $118,458 incurred in the eleven months ended September 30, 1999 as having been incurred in the following fiscal year.
During the year ended September 30, 1999, the Fund entered into financial futures contracts. Details of open contracts as of September 30, 1999 are as follows:

                                                         Value at        Value at       Unrealized
  Number of                              Expiration    September 30,      Trade       Appreciation/
  Contracts              Type               Date           1999            Date       (Depreciation)
--------------    -------------------    ----------    -------------     --------     --------------
Long Positions:
2                 Hang Seng              Oct. 1999       $ 164,015       $167,749        $ (3,734)
11                Nikkei 225             Dec. 1999         962,500        963,200            (700)
3                 ASX All Ordinaries     Dec. 1999         141,114        142,729          (1,615)
33                Nikkei 300             Dec. 1999         908,481        905,278           3,203
                                                                                           ------
                                                                                         $ (2,846)
                                                                                           ------
                                                                                           ------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund has a 0.1% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $649,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.
Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.
Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.
Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.
------------------------------------------------------------
Note 6. Borrowings
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement (the 'SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
The Fund utilized the line of credit during the year ended September 30, 1999. The average daily balance the Fund had outstanding during the
--------------------------------------------------------------------------------

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
year was approximately $98,000 at a weighted average interest rate of approximately 5.85%.
------------------------------------------------------------
Note 7. Capital
The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest were as follows:

                                                      Shares
                                                     ---------
Year ended September 30, 1999:
Shares sold........................................  1,381,345
Shares issued in reinvestment of dividends.........     20,021
Shares reacquired..................................   (579,605)
                                                     ---------
Net increase in shares outstanding.................    821,761
                                                     ---------
                                                     ---------
Year ended September 30, 1998:
Shares sold........................................    122,342
Shares issued in reinvestment of dividends.........      3,333
Shares reacquired..................................    (47,575)
                                                     ---------
Net increase in shares outstanding.................     78,100
                                                     ---------
                                                     ---------

As of September 30, 1999, 2,570,702 of the outstanding shares were owned by The Prudential.
--------------------------------------------------------------------------------

                                         PRUDENTIAL INDEX SERIES FUND
Financial Highlights                     PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

                                                                                                                 September 24,
                                                                                                                    1997(a)
                                                                              Year Ended        Year Ended          Through
                                                                             September 30,     September 30,     September 30,
                                                                                 1999              1998              1997
                                                                             -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................       $  6.38           $  9.88           $ 10.00
                                                                                 ------            ------            ------
Income from investment operations
Net investment income(b).................................................          0.05              0.06              0.02
Net realized and unrealized gain (loss) on investment and foreign
   currency transactions.................................................          4.39             (3.55)            (0.14)
                                                                                 ------            ------            ------
   Total from investment operations......................................          4.44             (3.49)            (0.12)
                                                                                 ------            ------            ------
Less distributions
Dividends from net investment income.....................................          (.06)             (.01)               --
                                                                                 ------            ------            ------
Net asset value, end of period...........................................       $ 10.76           $  6.38           $  9.88
                                                                                 ------            ------            ------
                                                                                 ------            ------            ------
TOTAL RETURN(d):.........................................................         70.48%           (35.54)%           (1.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................       $36,584           $16,441           $24,699
Average net assets (000).................................................       $24,660           $19,827           $24,802
Ratios to average net assets:(b)
   Expenses..............................................................           .60%              .60%              .60%(c)
   Net investment income.................................................           .72%              .78%            13.14%(c)
Portfolio turnover.......................................................             5%                2%                0%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-93

                                           PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants          PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Prudential Index Series Fund--Prudential Pacific Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Pacific Index Fund (the 'Fund', one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 24, 1997 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
---------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--95.1%
COMMON STOCKS
----------------------------------------------------------------
Advertising--1.3%
  3,950    HA-LO Industries, Inc.(a)                 $    24,687
  3,800    True North Communications, Inc.               138,225
  4,550    Valassis Communications, Inc.                 199,916
                                                     -----------
                                                         362,828
----------------------------------------------------------------
Aerospace--0.4%
  1,200    Aviation Sales Co.(a)                          22,800
  1,900    BE Aerospace, Inc.(a)                          22,681
  3,000    Orbital Sciences Corp.(a)                      52,500
  1,700    Trimble Navigation, Ltd.(a)                    18,169
                                                     -----------
                                                         116,150
----------------------------------------------------------------
Airlines--0.3%
  1,500    Atlantic Coast Airlines Holdings, Inc.         26,625
  2,600    Mesa Air Group, Inc.(a)                        15,925
  1,900    SkyWest, Inc.                                  41,681
                                                     -----------
                                                          84,231
----------------------------------------------------------------
Automobiles & Trucks--1.3%
  1,300    Discount Auto Parts, Inc.(a)                   20,963
  5,800    Gentex Corp.                                  119,806
  1,400    Simpson Industries, Inc.                       15,488
  1,850    Smith (A.O.) Corp.                             55,962
    900    Spartan Motors, Inc.                            4,556
  1,000    Standard Motor Products, Inc.
             (Class 'A' Stock)                            19,438
  1,600    TBC Corp.(a)                                   11,075
  1,600    Titan International, Inc.                      16,400
  3,700    Tower Automotive, Inc.(a)                      73,306
  1,800    Wabash National Corp.                          36,562
                                                     -----------
                                                         373,556
----------------------------------------------------------------
Banks--6.0%
  2,000    Anchor BanCorp, Inc.                           32,500
  1,900    Banknorth Group, Inc.                          56,762
  2,000    Carolina First Corp.                      $    39,625
  2,300    Centura Banks, Inc.                            95,162
  2,300    Chittenden Corp.                               65,550
  2,258    Commerce Bancorp, Inc.                         93,707
  4,800    Commercial Federal Corp.(a)                    94,200
  3,700    Community First Bankshares, Inc.               62,437
  2,190    Downey Financial Corp.                         44,074
  7,200    First Merit Corp.                             182,700
  2,200    First Midwest Bancorp, Inc.                    84,012
  2,300    FirstBank Puerto Rico(a)                       45,425
  3,157    HUBCO, Inc.                                    97,275
    800    JSB Financial, Inc.                            45,800
  1,900    Maf Bancorp, Inc.                              37,763
  2,100    Premier Bancshares, Inc.                       36,750
  2,000    Provident Bankshares Corp.                     42,563
  1,700    Queens County Savings Bank Corp.               46,963
  2,200    Riggs National Corp.                           37,125
  1,700    Silicon Valley Bancshares                      41,013
  3,200    St. Paul Bancorp, Inc.                         73,200
  2,900    Susquehanna Bancshares, Inc.                   50,025
  2,140    Trustco Bank Corp.                             63,197
  3,400    United Bankshares, Inc.                        82,662
  3,400    UST Corp.                                     104,550
  1,800    Whitney Holding Corp.                          61,875
                                                     -----------
                                                       1,716,915
----------------------------------------------------------------
Broadcasting--0.7%
  4,400    Westwood One, Inc.(a)                         198,550
----------------------------------------------------------------
Chemicals--2.2%
  2,000    Cambrex Corp.                                  52,875
    800    Chemed Corp.                                   24,200
  1,400    Chemfirst, Inc.(a)                             38,238
  1,965    Enzo Biochem, Inc.                             55,757
  1,900    Geon Co.                                       48,925
  1,300    Ionics, Inc.(a)                                42,087
  1,800    Lilly Industries, Inc., (Class 'A'
             Stock)                                       24,525
  2,000    MacDermid, Inc.                                68,125
  1,200    Material Sciences Corp.(a)                     15,975

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-95

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
---------------------------------------------------------------------

Shares       Description                           Value (Note 1)
----------------------------------------------------------------
Chemicals (cont'd.)
    800    McWhorter Technologies, Inc.(a)           $    11,800
  2,000    Mississippi Chemical Corp.(a)                  14,000
  1,900    OM Group, Inc.                                 72,912
    600    Penford Corp.                                   8,175
    700    Quaker Chemical Corp.                          11,638
  1,500    Scotts Co. (Class 'A' Stock)(a)                51,937
  3,000    Tetra Tech, Inc.                               50,062
  1,000    TETRA Technologies, Inc.(a)                    10,188
  1,200    WD 40 Co.                                      28,088
                                                     -----------
                                                         629,507
----------------------------------------------------------------
Commercial Services--4.7%
  2,150    AAR Corp.                                      38,700
  1,800    ABM Industries, Inc.                           45,675
  1,700    ADVO, Inc.                                     33,894
  2,900    Billing Concepts Corp.                         14,500
  1,100    Blanch (E.W.) Holdings, Inc.                   71,637
  2,900    Bowne & Co., Inc.                              34,981
  1,500    Catalina Marketing Corp.(a)                   127,219
  1,500    CDI Corp.                                      40,969
  2,900    Central Parking Corp.                          84,825
    900    Central Vermont Public Service Corp.           11,869
  1,200    ChoicePoint, Inc                               80,850
  1,100    Fair Issac & Co., Inc.                         30,869
  1,700    G & K Services, Inc. (Class 'A' Stock)         68,850
    900    Insurance Auto Auctions, Inc.(a)               13,387
  5,200    Interim Services, Inc.(a)                      85,150
  3,350    Labor Ready, Inc.                              33,709
  1,500    Lason, Inc.(a)                                 66,797
  1,300    Merrill Corp.                                  25,919
  1,700    NFO Worldwide, Inc.(a)                         21,675
  3,800    Profit Recovery Group International,
             Inc.                                        169,575
    198    Quintiles Transnational, Corp.(a)               3,768
  2,300    StaffMark, Inc.(a)                             18,256
  6,800    US Oncology, Inc.(a)                           61,625
  2,100    Vantive Corp.                                  18,244
  1,200    Volt Information Sciences, Inc.(a)             29,100
  3,000    World Color Press, Inc.(a)                    111,750
                                                     -----------
                                                       1,343,793
Computer Services--9.1%
  6,700    Acxiom Corp.(a)                           $   131,697
  3,400    American Management Systems, Inc.(a)           87,231
  1,700    Analysts International Corp.                   17,638
  1,600    Apex, Inc.(a)                                  29,900
  1,900    Aspen Technology, Inc.(a)                      18,525
  2,200    BISYS Group, Inc.(a)                          103,194
  1,400    Black Box Corp.(a)                             73,500
  2,700    Cerner Corp.(a)                                41,175
  4,600    Ciber, Inc.                                    70,437
  1,900    Clarify, Inc.(a)                               95,594
  1,300    Consolidated Graphics, Inc.(a)                 54,762
  1,200    Customtracks Corp.                             35,550
  1,500    DBT Online, Inc.(a)                            37,406
  2,100    Dendrite International, Inc.(a)                99,225
  3,200    Epicor Software Corp.(a)                       18,400
  1,300    Factset Research Systems, Inc.                 73,937
  3,000    Harbinger Corp.(a)                             50,625
  1,600    Henry (Jack) & Associates, Inc.                59,100
  1,900    HNC Software, Inc.                             75,406
  2,000    Hutchinson Technology, Inc.                    54,000
  2,445    Hyperion Software Corp.                        53,790
  3,576    Inacom Corp.(a)                                32,855
  2,200    Information Resources, Inc.(a)                 24,338
  3,400    Macromedia, Inc.(a)                           138,975
  3,100    Mercury Interactive Corp.                     200,144
  1,300    Micros Systems, Inc.(a)                        52,650
  2,700    National Data Corp.                            70,200
  4,000    National Instruments Corp.                    141,375
  1,350    Progress Software Corp.(a)                     42,356
  3,900    Read-Rite Corp.(a)                             17,184
  2,300    Remedy Corp.(a)                                65,262
  3,100    RSA Security, Inc.(a)                          82,344
  1,400    Scott Technologies, Inc.                       27,650
  3,300    Technology Solutions Co.                       46,613
  1,200    Telxon Corp.                                   10,050
  2,400    Visio Corp.(a)                                 94,200
    800    Wall Data, Inc.(a)                              4,300
  4,300    Whittman Hart, Inc.                           166,759
  2,500    Zebra Technologies Corp.
             (Class 'A' Stock)(a)                        113,672
                                                     -----------
                                                       2,612,019

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-96

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
---------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
Computers--1.1%
  2,000    Auspex System, Inc.                       $    17,750
  1,600    Computer Task Group, Inc.                      23,600
  1,100    Digi International, Inc.                       12,031
  1,700    Exabyte Corp.(a)                                7,384
  1,800    Gerber Scientific, Inc.                        40,275
  1,600    MicroAge, Inc.(a)                               3,450
  2,500    National Computer Systems, Inc.                95,860
  1,600    Network Equipment Technologies, Inc.           14,700
  1,200    Standard Microsystems Corp.                    11,100
  1,900    Xircom, Inc.(a)                                81,106
                                                     -----------
                                                         307,256
----------------------------------------------------------------
Construction--1.0%
    600    Butler Manufacturing Co.(a)                    15,750
  2,100    Dycom Industries, Inc.                         88,594
  1,550    Elcor Corp.                                    38,750
  2,000    Insituform Technologies, Inc.(a)               50,000
  4,200    Morrison Knudsen Corp. (Class 'A'
             Stock)(a)                                    43,312
    900    Southern Energy Homes, Inc.(a)                  2,363
  2,300    Standard Pacific Corp.                         23,575
  1,000    Stone & Webster, Inc.                          28,000
                                                     -----------
                                                         290,344
----------------------------------------------------------------
Consumer Cyclical--1.6%
  1,500    Barnes Group, Inc.                             30,094
  3,800    Champion Enterprises, Inc.(a)                  34,200
  5,100    D.R. Horton, Inc.                              65,981
  2,000    Justin Industries, Inc.                        28,375
  2,100    Manitowoc Co., Inc.                            71,662
  2,900    Mueller Industries, Inc.(a)                    86,094
  1,550    Myers Industries, Inc.                         27,513
    900    Republic Group, Inc.                           12,544
  1,300    Standard Products Co.                          45,987
  3,200    Wolverine World Wide, Inc.                     36,400
  1,500    Wynns International, Inc.                      23,906
                                                     -----------
                                                         462,756
----------------------------------------------------------------
Consumer Growth & Stable--1.0%
  4,100    Bio-Technology General Corp.(a)                39,334
  4,200    Caseys Gen. Stores, Inc.                       56,306
  1,100    Cooper Companies, Inc.                    $    33,963
  5,500    DeVry, Inc.(a)                                110,000
  3,500    Dimon, Inc.                                    13,563
  1,600    Franklin Covey Co.                             12,300
  1,100    Nelson Thomas, Inc.                            10,725
                                                     -----------
                                                         276,191
----------------------------------------------------------------
Containers & Packaging--0.5%
  2,900    Aptargroup, Inc.                               77,575
  2,000    Caraustar Industries, Inc.                     51,000
  2,150    Shorewood Packaging Corp.(a)                   29,159
                                                     -----------
                                                         157,734
----------------------------------------------------------------
Cosmetics & Soaps--0.3%
  1,110    Kimberly-Clark Corp.                           58,262
  1,300    Natures Sunshine Products, Inc.                12,309
  1,100    USA Detergent, Inc.(a)                          5,431
                                                     -----------
                                                          76,002
----------------------------------------------------------------
Distribution/ Wholesalers--0.7%
  1,700    Applied Industrial Technologies, Inc.          30,600
  4,200    Brightpoint, Inc.                              30,581
  1,100    Castle (A.M.) & Co.                            13,888
  1,900    Hughes Supply, Inc.                            41,325
  2,050    Insight Enterprises, Inc.(a)                   66,625
    800    Lawson Products, Inc.                          17,300
    600    Swiss Army Brands, Inc.                         5,550
                                                     -----------
                                                         205,869
----------------------------------------------------------------
Drugs & Medical Supplies--6.6%
  1,600    ADAC Laboratories                              15,700
  4,100    Advanced Tissue Sciences, Inc.(a)              12,620
  3,400    Alliance Pharmaceutical Corp.                  17,213
  2,200    Alpharma, Inc. (Class 'A' Stock)               77,687
  1,800    Barr Laboratories, Inc.(a)                     57,150
  2,700    Bindley Western Industries, Inc.               38,644
  1,800    Biomatrix, Inc.(a)                             40,387
  2,400    Cephalon, Inc.(a)                              43,125
  1,900    Coherent, Inc.(a)                              42,394
  2,000    COR Therapeutics, Inc.(a)                      38,000
  1,900    Cygnus, Inc.(a)                                21,316

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-97

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
---------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
Drugs & Medical Supplies (cont'd.)
  3,500    Dura Pharmaceuticals, Inc.(a)             $    48,781
  1,500    Hanger Orthopedic Group, Inc.(a)               21,750
  1,200    Hologic, Inc.(a)                                4,838
  1,700    IDEC Pharmaceuticals Corp.(a)                 159,853
  3,100    IDEXX Laboratories, Inc.(a)                    53,378
  1,900    Immune Response Corp.                           9,263
  2,200    Incyte Pharmaceuticals, Inc.(a)                50,875
  2,400    Invacare Corp.                                 46,950
  3,450    Jones Pharmaceutical, Inc.                    113,742
  1,100    Maxxim Medical, Inc.                           26,331
  2,000    Mentor Corp.                                   57,000
  1,400    Molecular Biosystems, Inc.(a)                   2,450
  5,300    NBTY, Inc.(a)                                  40,412
  2,600    North American Vaccine, Inc.(a)                19,500
  1,700    Noven Pharmaceuticals, Inc.(a)                 14,450
  1,100    Osteotech, Inc.(a)                             14,988
  2,600    Owens & Minor, Inc.                            25,025
  2,000    Parexel International Corp.                    18,250
  2,750    Patterson Dental Co.(a)                       136,297
  1,900    Pharmaceutical Product Development,
             Inc.                                         25,769
  1,724    Priority Healthcare Corp.                      53,228
  1,500    Protein Design Labs, Inc.(a)                   54,187
  2,400    Regeneron Pharmaceuticals, Inc.(a)             19,500
  2,400    Respironics, Inc.(a)                           19,800
  2,600    Roberts Pharmaceutical Corp.                   78,650
  4,400    Safeskin Corp.(a)                              36,163
    700    SpaceLabs Medical, Inc.(a)                     10,588
  3,700    Summit Technology, Inc.(a)                     67,756
  1,700    Sunrise Medical, Inc.(a)                       10,200
  1,000    Syncor International Corp.(a)                  37,500
  2,100    US Bioscience, Inc.(a)                         29,925
  2,400    Varian Medical Systems, Inc.                   52,500
  2,000    Vertex Pharmaceuticals, Inc.(a)                62,125
  1,000    Vital Signs, Inc.                              20,375
  1,000    Xomed Surgical Products, Inc.(a)               57,000
                                                     -----------
                                                       1,903,635
----------------------------------------------------------------
Electrical Equipment--5.4%
  1,600    Alpha Industries, Inc.                         90,250
  1,000    Analogic Corp.                                 31,563
  2,900    Anixter International, Inc.(a)            $    67,425
  3,000    Artesyn Technologies, Inc.(a)                  56,906
  2,900    Baldor Electric Co.                            54,919
  1,900    Belden, Inc.                                   38,950
  2,950    Burr-Brown Corp.                              116,525
  1,000    C&D Technologies, Inc.                         36,313
  3,200    C-Cube Microsystems, Inc.(a)                  139,200
  3,300    Cognex Corp.                                   99,619
  1,100    Electro Scientific Industries, Inc.(a)         58,609
  1,600    Electroglas, Inc.(a)                           37,400
  1,700    Etec Systems, Inc.(a)                          63,962
  1,100    Hadco Corp.(a)                                 47,575
    850    Harmon Industries, Inc.                        10,678
  1,800    Helix Technology Corp.                         59,850
  1,100    Innovex, Inc.                                   9,900
  3,100    KEMET Corp.(a)                                 99,103
  2,200    Kent Electronics Corp.(a)                      40,700
  4,300    Komag, Inc.(a)                                 12,900
  1,900    Kulicke & Soffa Industries, Inc.(a)            46,194
  3,100    Novellus Systems, Inc.                        209,056
  1,300    Technitrol, Inc.                               45,825
  2,200    Valence Technology, Inc.(a)                    10,313
  3,300    Vicor Corp.(a)                                 74,869
                                                     -----------
                                                       1,558,604
----------------------------------------------------------------
Electronics--4.6%
    900    Alliant Techsystems, Inc.(a)                   62,381
  1,300    Benchmark Electronics, Inc.(a)                 45,906
  2,100    BMC Industries, Inc.                           25,856
  2,250    Cable Design Technologies Corp.(a)             51,328
  2,400    Checkpoint Systems, Inc.                       22,350
  2,200    CTS Corp.                                     126,500
  2,300    Dallas Semiconductor Corp.                    122,906
  5,100    Digital Microwave Corp.                        80,006
  1,800    Dionex Corp.(a)                                76,950
  2,500    Filenet Corp.                                  26,719
  1,400    Harman International Industries, Inc.          58,888
  1,100    Itron, Inc.(a)                                  6,463
  1,300    Marshall Industries(a)                         47,450
  2,800    Methode Eletronics, Inc. (Class 'A'
             Stock)                                       52,850
  3,300    Micrel, Inc.(a)                               143,137
    800    Park Electrochemical Corp.                     26,300
  1,900    Photronics, Inc.(a)                            42,631

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-98

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
---------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
Electronics (cont'd.)
  2,100    Pioneer-Standard Electronics, Inc.        $    30,319
  1,400    Plexus Corp.(a)                                42,875
  4,200    S3, Inc.(a)                                    43,838
    500    Three-Five Systems, Inc.(a)                    11,063
  1,700    Ultratech Stepper, Inc.(a)                     21,675
  2,600    Unitrode Corp.(a)                             109,200
    500    Watkins Johnson Co.                            16,781
  1,600    X-Rite, Inc.                                   10,400
                                                     -----------
                                                       1,304,772
----------------------------------------------------------------
Exploration & Production--0.4%
    122    Eagle Geophysical, Inc.(a)                         46
  3,300    Newfield Exploration Co.(a)                   108,694
                                                     -----------
                                                         108,740
----------------------------------------------------------------
Financial Services--4.6%
  5,700    Americredit Corp.                              85,144
  2,900    Capital Resources Corp.                        29,000
  4,300    Cullen/Frost Bankers, Inc.                    107,500
  1,000    Dain Rauscher Corp.                            49,000
  1,662    Delphi Financial Group, Inc.(a)                50,172
  2,900    Eaton Vance Corp.                              92,800
  1,500    Gallagher (Arthur J.) & Co.                    79,875
  2,000    Hambrecht & Quist Group(a)                     97,875
  1,900    Jeffries Group, Inc.                           39,662
  4,600    Legg Mason, Inc.                              176,237
  2,200    Orion Capital Corp.                           104,225
  2,100    Pioneer Group, Inc.                            31,500
  1,678    Primark Corp.(a)                               47,718
  3,750    Raymond James Financial, Inc.                  74,766
  1,400    SEI Investments Corp.                         124,994
  1,500    U.S. Trust Corp.                              120,562
                                                     -----------
                                                       1,311,030
----------------------------------------------------------------
Food & Beverage--2.0%
  1,500    Canandaigua Wine, Inc. (Class 'A'
             Stock)(a)                                    89,625
  5,200    Chiquita Brands International, Inc.            30,875
    700    Coca-Cola Bottling Co.                         39,266
  3,400    Earthgrains Co.                                75,225
  3,000    Fleming, Inc.                                  29,437
    700    J & J Snack Foods Corp.(a)                $    13,825
  1,600    Michael Foods, Inc.                            42,050
    900    Nash-Finch Co.                                  6,300
  1,100    Performance Food Group Co.(a)                  28,187
  2,400    Ralcorp Holdings, Inc.                         42,450
  3,300    Smithfield Foods, Inc.(a)                      88,275
  1,400    United Natural Foods, Inc.(a)                  12,294
  2,100    Whole Foods Market, Inc.                       68,709
                                                     -----------
                                                         566,518
----------------------------------------------------------------
Forest Products--0.1%
  1,000    Pope & Talbot, Inc.                            12,375
  1,600    Universal Forest Products, Inc.                20,900
                                                     -----------
                                                          33,275
----------------------------------------------------------------
Furniture--0.9%
  1,000    Bassett Furniture Industries, Inc.             19,000
    900    Dixie Group, Inc.                               6,975
  3,300    Ethan Allen Interiors, Inc.(a)                104,981
  4,200    La-Z-Boy, Inc.                                 80,063
  1,300    Libbey, Inc.                                   38,431
  1,200    Thomas Industries, Inc.                        22,425
                                                     -----------
                                                         271,875
----------------------------------------------------------------
Health Care--1.6%
  4,700    Coventry Health Care, Inc.(a)                  44,650
    800    Curative Health Services, Inc.                  3,800
  1,200    Datascope Corp.                                42,150
  1,100    Diagnostic Products Corp.                      29,494
  4,154    Integrated Health Services, Inc.                6,491
  3,100    Liposome Co., Inc.(a)                          23,589
  2,500    Magellan Health Services, Inc.                 18,281
  2,900    Medquist, Inc.(a)                              96,969
  1,600    NCS Healthcare, Inc.                            4,200
  2,400    Organogenesis, Inc.(a)                         17,850
  3,500    Renal Care Group, Inc.(a)                      76,672
  2,100    Sierra Health Services, Inc.(a)                21,262
  2,000    Sola International, Inc.(a)                    31,000
  1,400    Wesley Jessen VisionCare, Inc.(a)              43,662
                                                     -----------
                                                         460,070

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-99

                                     PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
Hospital Management--0.6%
  2,800    Genesis Health Ventures, Inc.(a)          $     6,650
  3,800    Orthodontic Centers of America, Inc.(a)        66,500
  1,200    Pediatrix Medical Group, Inc.(a)               16,650
  6,000    PhyCor, Inc.(a)                                26,250
  2,500    Universal Health Services, Inc.
             (Class 'B' Stock)(a)                         64,688
                                                     -----------
                                                         180,738
----------------------------------------------------------------
Housing Related--1.4%
  2,800    Fedders Corp.                                  16,800
  1,800    M.D.C. Holdings, Inc.                          29,138
    600    National Presto Industries, Inc.               23,175
  1,500    Oak Industries, Inc.                           51,000
  3,700    Oakwood Homes Corp.                            16,650
  3,000    Radian Group, Inc.                            128,812
  1,200    Ryland Group, Inc.                             27,300
    700    Skyline Corp.                                  17,981
  2,900    Toll Brothers, Inc.(a)                         55,281
  1,100    U.S. Home Corp.                                30,594
                                                     -----------
                                                         396,731
----------------------------------------------------------------
Insurance--1.6%
  3,800    AMRESCO, Inc.                                  11,400
  3,000    Enhance Financial Services Group, Inc.         53,062
  2,368    Fidelity National Financial, Inc.              35,964
  5,200    First American Financial Corp.                 69,550
  5,500    Fremont General Corp.                          52,250
  2,700    Frontier Insurance Group, Inc.                 23,625
    900    Galey & Lord, Inc.                              2,363
  1,000    Hilb, Rogal & Hamilton Co.                     25,063
  2,300    Hooper Holmes, Inc.                            58,937
  3,500    Mutual Risk Management Ltd.                    42,875
  2,200    Selective Insurance Group, Inc.                41,525
    700    Trenwick Group, Inc.                           11,594
  1,400    Zenith National Insurance Corp.                29,925
                                                     -----------
                                                         458,133
----------------------------------------------------------------
Leisure--1.8%
  1,300    Action Performance Cos., Inc.(a)               27,381
  1,000    Anchor Gaming(a)                               59,500
  2,000    Arctic Cat, Inc.                               19,125
  3,500    Aztar Corp.(a)                            $    35,875
    900    Carmike Cinemas, Inc. (Class 'A'
             Stock)(a)                                    11,813
    600    GC Companies, Inc.(a)                          18,000
  2,100    Hollywood Park, Inc.(a)                        32,287
    800    Huffy Corp.                                     7,900
  1,300    K2, Inc.(a)                                    11,456
  2,350    Marcus Corp.                                   28,347
  3,036    Midway Games, Inc.                             47,817
  2,500    Players International, Inc.(a)                 18,516
  2,000    Polaris Industries, Inc.                       69,250
  4,100    Prime Hospitality Corp.(a)                     32,800
  2,100    Sturm Ruger & Co., Inc.                        18,900
    950    Thor Industries, Inc.                          24,225
  1,800    Winnebago Industries, Inc.                     43,087
                                                     -----------
                                                         506,279
----------------------------------------------------------------
Machinery--2.4%
  3,095    Applied Power, Inc. (Class 'A' Stock)          94,011
  1,500    Astec Industries, Inc.(a)                      36,187
  1,400    Dril-Quip, Inc.(a)                             35,787
  1,100    Flow International Corp.(a)                    11,413
  1,200    Gardner Denver, Inc.(a)                        18,150
  1,600    Graco, Inc.                                    52,500
  2,100    Halter Marine Group, Inc.                      11,419
  2,400    IDEX Corp.                                     67,950
  3,500    JLG Industries, Inc.                           53,156
  1,000    Lindsay Manufacturing Co.(a)                   19,625
  3,700    Paxar Corp.                                    35,613
  1,700    Regal Beloit Corp.                             35,275
    900    Robbins & Myers, Inc.                          13,950
  2,400    Roper Industries, Inc.                         91,800
  1,400    Royal Appliance Manufacturing Co.(a)            7,000
  1,500    Specialty Equipment Cos., Inc.(a)              37,875
  2,300    SpeedFam-IPEC, Inc.(a)                         27,600
  1,000    Toro Co.                                       37,375
                                                     -----------
                                                         686,686
----------------------------------------------------------------
Metals-Ferrous--0.7%
  1,800    Birmingham Steel Corp.                         13,725
  1,200    Commercial Metals Co.                          34,500
  3,500    Mascotech, Inc.                                56,656

--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-100

                                     PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
Metals-Ferrous (cont'd.)
  1,100    Quanex Corp.                              $    28,188
  2,250    Reliance Steel and Aluminum Co.                47,250
    800    Steel Technologies, Inc.                        9,300
  1,300    WHX Corp.(a)                                   13,000
                                                     -----------
                                                         202,619
----------------------------------------------------------------
Metals-Non Ferrous--0.4%
    700    Amcast Industrial Corp.                         9,319
  2,100    AMCOL International Corp.                      30,975
  1,300    Brush Wellman, Inc.                            19,093
  1,200    Commonwealth Industries, Inc.                  16,125
  5,300    Hecla Mining Co.(a)                            15,569
  1,300    IMCO Recycling, Inc.(a)                        19,500
  1,600    RTI International Metals, Inc.(a)              16,000
                                                     -----------
                                                         126,581
----------------------------------------------------------------
Mineral Resources--0.7%
  3,066    Delta & Pine Land Co.                          79,333
  1,050    Kronos, Inc.(a)                                38,522
  1,600    Lone Star Industries, Inc.                     79,800
                                                     -----------
                                                         197,655
----------------------------------------------------------------
Miscellaneous Basic Industry--3.8%
    900    Agribrands International, Inc.(a)              44,662
  2,200    Apogee Enterprises, Inc.                       15,469
  1,900    Clarcor, Inc.                                  31,944
  3,000    Corn Products International, Inc.              91,312
    800    CPI Corp.                                      27,350
  1,400    Esterline Technologies Corp.                   22,050
  1,500    Florida Rock Industries, Inc.                  52,125
  1,200    Gibson Greetings, Inc.(a)                       6,375
  1,700    Global Industrial Technologies, Inc.           20,719
  2,400    Griffon Corp.(a)                               19,200
    600    Insteel Industries, Inc.                        5,400
  4,200    Interface, Inc.                                21,525
    916    Intermagnetics General Corp.                    5,496
  2,000    Intermet Corp.(a)                              16,938
  1,800    Kaman Corp.                               $    22,950
  1,800    Kroll - O' Gara Co.(a)                         30,038
  1,200    Lydall, Inc.(a)                                12,375
  1,800    Pre-Paid Legal Services, Inc.(a)               70,875
  1,100    QRS Corp.(a)                                   70,537
  1,000    SEACOR SMIT, Inc.(a)                           51,250
  1,400    Service Experts, Inc.(a)                       14,525
  2,600    Silicon Valley Group, Inc.(a)                  30,713
  1,000    Simpson Manufacturing Co., Inc.(a)             46,875
  2,800    SLI, Inc.(a)                                   59,675
  1,000    SPS Technologies, Inc.(a)                      37,937
  1,000    Standex International Corp.                    27,000
  1,700    Texas Industries, Inc.                         62,900
  3,000    Tredegar Industries, Inc.                      64,125
  1,200    URS Corp.                                      29,400
  1,900    Valmont Industries, Inc.                       32,062
  2,300    Watsco, Inc.                                   26,163
  1,000    Wolverine Tube, Inc.(a)                        15,500
                                                     -----------
                                                       1,085,465
----------------------------------------------------------------
Office Equipment & Supplies--0.3%
  2,500    John H. Harland Co.                            48,594
    400    Nashua Corp.                                    3,550
  1,200    New England Business Service, Inc.             34,275
                                                     -----------
                                                          86,419
----------------------------------------------------------------
Oil & Gas--1.4%
  2,300    Benton Oil & Gas Co.(a)                         6,181
  2,000    Cabot Oil & Gas Corp. (Class 'A' Stock)        34,500
    900    Cascade Natural Gas Corp.                      16,088
  1,300    Cross (A.T.) Co. (Class 'A' Stock)              5,444
  3,800    Cross Timbers Oil Co.                          51,300
  1,500    HS Resources, Inc.                             24,562
  2,000    Northwest Natural Gas Co.                      51,625
  2,500    Southwest Gas Corp.                            67,344
  1,500    Stone Energy Corp.(a)                          76,312
  4,900    Vintage Petroleum, Inc.                        66,150
                                                     -----------
                                                         399,506

--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-101

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
---------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
Oil & Gas Services--1.9%
  2,600    Barrett Resources Corp.(a)                $    96,037
  4,000    Input/Output, Inc.(a)                          26,500
  1,800    NorthWestern Corp.                             40,950
  1,800    Oceaneering International, Inc.(a)             30,262
  1,600    Offshore Logistics, Inc.(a)                    16,500
    900    Pennsylvania Enterprises, Inc.                 29,194
  1,300    Plains Resources, Inc.(a)                      23,238
  3,200    Pogo Producing Co.                             66,400
  1,700    Pool Energy Services Co.(a)                    41,862
  4,400    Pride International, Inc.                      62,425
  1,600    Remington Oil and Gas Corp.
             (Class 'B' Stock)(a)                          9,100
  1,900    Seitel, Inc.(a)                                18,525
  1,900    Southwestern Energy Co.                        17,219
    900    St. Mary Land & Exploration Co.                23,513
  3,500    Tuboscope Vetco International, Inc.(a)         43,531
                                                     -----------
                                                         545,256
----------------------------------------------------------------
Paper and Related Products--0.4%
  1,800    Brady (W.H.) Co. (Class 'A' Stock)             57,600
  2,800    Buckeye Technologies, Inc.(a)                  43,925
  1,200    Schweitzer-Mauduit International, Inc.         15,525
                                                     -----------
                                                         117,050
----------------------------------------------------------------
Precious Metals--0.3%
  1,700    Coeur d'Alene Mines Corp.                       7,969
  3,050    Stillwater Mining Co.(a)                       81,969
                                                     -----------
                                                          89,938
----------------------------------------------------------------
Restaurants--2.0%
  2,300    Applebee's International, Inc.                 77,481
  2,150    CEC Entertainment, Inc.                        77,131
  1,600    Cheesecake Factory, Inc.(a)                    44,400
  4,095    CKE Restaurants, Inc.                     $    29,689
  2,106    Consolidated Products, Inc.                    20,533
  3,000    Foodmaker, Inc.(a)                             74,812
  1,600    IHOP Corp.                                     32,400
  2,000    Landry's Seafood Restaurants, Inc.             16,000
  1,700    Luby's Cafeterias, Inc.                        19,550
    900    Panera Bread Co.(a)                             5,963
  2,500    Ruby Tuesday, Inc.(a)                          48,750
  2,900    Ryan's Family Steak Houses, Inc.(a)            26,100
  1,500    Sonic Corp.(a)                                 45,656
  1,000    Taco Cabana, Inc.(a)                            9,688
  1,800    TCBY Enterprises, Inc.                          8,213
  2,000    TriArc Companies, Inc. (Class 'A'
             Stock)(a)                                    42,875
                                                     -----------
                                                         579,241
----------------------------------------------------------------
Retail--6.7%
  2,300    Ames Department Stores, Inc.(a)                73,312
  2,100    AnnTaylor Stores Corp.(a)                      85,837
  2,900    Bombay Company, Inc.(a)                        14,681
  1,400    Books-A-Million, Inc.(a)                       11,463
  1,400    Brown Shoe Co., Inc.                           25,638
  1,000    Building Materials Holdings Corp.(a)           10,000
  2,000    Cash America International, Inc.               18,875
  2,100    Cato Corp. (Class 'A' Stock)                   29,597
    400    Damark International, Inc.
             (Class 'A' Stock)(a)                          4,025
  1,400    Department 56, Inc.(a)                         33,512
  1,600    Dress Barn, Inc.(a)                            29,350
  3,100    Express Scripts, Inc. (Class 'A' Stock)       242,575
  1,700    Footstar, Inc.(a)                              59,925
  2,550    Fossil, Inc.(a)                                69,009
  2,600    Goody's Family Clothing, Inc.                  20,963
  1,000    Gottschalks, Inc.(a)                            9,000
  1,500    Hancock Fabrics, Inc.                           6,469
  1,100    J. Baker, Inc.(a)                               8,663
  2,100    Jan Bell Marketing, Inc.(a)                     6,431
  1,400    Jo Ann Stores, Inc.                            17,413
  2,400    Just For Feet, Inc.                             4,950
    900    K-Swiss, Inc. (Class 'A' Stock)                28,406
    700    Lillian Vernon Corp.                            8,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-102

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
---------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
Retail (cont'd.)
  3,200    Linens N Things, Inc.                     $   108,000
  2,300    Michaels Stores, Inc.(a)                       67,850
  2,000    O'Reilly Automotive, Inc.(a)                   95,312
  2,450    Pacific Sunwear of California(a)               68,677
  7,700    Pier 1 Imports, Inc.                           51,975
  1,700    Quiksilver, Inc.(a)                            31,025
  3,050    Regis Corp.                                    58,712
  1,700    Russ Berrie & Co., Inc.                        35,594
  2,400    Shopko Stores, Inc.                            69,600
  2,500    Sports Authority, Inc.                          7,969
  3,500    Stein Mart, Inc.(a)                            24,938
  3,700    Stride Rite Corp.                              25,900
  3,300    The Men's Wearhouse, Inc.                      70,950
  1,700    Timberland Co. (Class 'A' Stock)               66,406
  4,500    Williams-Sonoma, Inc.(a)                      218,531
  2,900    Zale Corp.                                    111,106
                                                     -----------
                                                       1,931,389
----------------------------------------------------------------
Telecommunications--3.4%
  1,200    Adaptive Broadband Corp.(a)                    40,200
  2,200    Allen Telecom, Inc.(a)                         21,450
  3,800    Aspect Telecommunications Corp.(a)             64,481
  1,900    Avid Technology, Inc.(a)                       24,938
    900    C-Cor Electronics, Inc.                        27,338
    400    Centigram Communications Corp.(a)               4,375
  4,100    Commscope, Inc.                               133,250
  3,300    DSP Communications, Inc.(a)                    62,700
  4,000    General Communication, Inc.(a)                 20,875
  2,900    General Semiconductor, Inc.                    29,906
  2,000    Intermediate Telephone, Inc.                   35,500
  4,100    International Rectifier Corp.(a)               62,525
  2,500    InterVoice, Inc.(a)                            27,656
  3,800    Lattice Semiconductor Corp.(a)                112,812
  5,100    P-COM, Inc.(a)                                 35,700
  3,200    Picturetel Corp.(a)                            13,600
  1,400    Plantronics, Inc.(a)                           69,650
  1,600    Powerwave Technologies, Inc.(a)                77,150
  1,100    Symmetricom, Inc.(a)                            8,250
  4,800    TALK.com, Inc.(a)                              61,950
  1,200    TJ International, Inc.                         30,150
                                                     -----------
                                                         964,456
Textiles--0.9%
    600    Angelica Corp.                            $     6,900
  1,100    Ashworth, Inc.(a)                               5,225
  1,800    Authentic Fitness Corp.                        31,612
  2,000    Cone Mills Corp.(a)                             9,750
  1,200    Cyrk, Inc.                                      6,638
  1,800    Delta Woodside Industries, Inc.                 4,950
  1,700    Guilford Mills, Inc.                           14,662
  1,900    Gymboree Corp.(a)                              13,063
    500    Haggar Corp.                                    6,313
  2,500    Hartmarx Corp.(a)                              10,000
  2,200    Kellwood Co.                                   48,400
  2,700    Nautica Enterprises, Inc.(a)                   43,537
  1,300    Oshkosh B'Gosh, Inc. (Class 'A' Stock)         20,759
    600    Oxford Industries, Inc.                        12,938
  2,100    Phillips-Van Heusen Corp.                      18,637
  1,034    Pillowtex Corp.                                 7,755
                                                     -----------
                                                         261,139
----------------------------------------------------------------
Transportation/Trucking/Shipping--2.6%
  2,700    Air Express International Corp.                61,256
  2,500    American Freightways, Inc.                     45,469
  1,500    Arkansas Best Corp.                            18,563
  1,300    Coachmen Industries, Inc.                      19,988
  4,000    Expeditors International of Washington,
             Inc.                                        128,375
  2,900    Fritz Companies, Inc.(a)                       30,088
  1,200    Frozen Food Express Industries, Inc.            7,350
  2,400    Heartland Express, Inc.(a)                     33,900
  1,600    Kirby Corp.(a)                                 31,400
    800    Landstar Systems, Inc.(a)                      27,800
  1,000    M.S. Carriers, Inc.(a)                         24,000
  1,500    Monaco Coach Corp.(a)                          36,562
  1,600    Pittston Burlington Group                      12,900
    700    Railtex, Inc.                                  11,550
  4,500    Rollins Truck Leasing Corp.                    45,562
  1,100    Rural/Metro Corp.                               7,288
  2,100    USFreightways Corp.                            99,487
  3,725    Werner Enterprises, Inc.                       65,653
  2,000    Yellow Corp.(a)                                33,125
                                                     -----------
                                                         740,316

--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-103

                                      PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as
of September 30, 1999                 PRUDENTIAL SMALL-CAP INDEX FUND
---------------------------------------------------------------------

Shares       Description                          Value (Note 1)
----------------------------------------------------------------
Utilities-Electric--3.3%
    900    Aquarion Co.                              $    32,288
  2,500    Atmos Energy Corp.                             60,313
    600    Bangor Hydro-Electric Co.(a)                    9,900
  1,400    Central Hudson Gas & Electric Co.              55,125
  1,100    CILCORP, Inc.                                  71,294
    800    Connecticut Energy Corp.                       30,950
  1,600    Eastern Utilities Associates                   47,800
  2,400    Energen Corp.                                  48,600
    400    Green Mountain Power Corp.                      4,150
  1,400    New Jersey Resources Corp.                     56,000
  1,151    NSTAR(a)                                       44,601
  3,302    Philadelphia Suburban Corp.                    77,803
  2,500    Piedmont Natural Gas, Inc.                     75,781
  1,700    Public Service Co., Inc.                       52,700
  1,200    The United Illuminating Co.                    58,050
  1,100    TNP Enterprises, Inc.                          42,831
  3,100    United Water Resources, Inc.                  101,137
  3,000    Wicor, Inc.                                    87,188
                                                     -----------
                                                         956,511
----------------------------------------------------------------
Utilities-Water--0.1%
    700    American States Water Co.                      23,188
                                                     -----------
           Total common stocks
             (cost $29,310,398)                       27,267,516
                                                     -----------
RIGHTS
----------------------------------------------------------------
Telecommunications
    235    TALK.com, Inc.(a)
             Expiring 2/12/00 @ $17
             (cost $0)                               $         0
           Total long-term investments
             (cost $29,310,398)                       27,267,516
                                                     -----------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--5.1%
----------------------------------------------------------------
U.S. GOVERNMENT SECURITY--0.5%
   $150    United States Treasury Bill
             4.615%, 12/16/99(b)
             (cost $148,539)                             148,539
----------------------------------------------------------------
REPURCHASE AGREEMENT--4.6%
  1,298    Joint Repurchase Agreement Account,
             5.22%, 10/1/99 (Note 5)
             (cost $1,298,000)                         1,298,000
                                                     -----------
           Total short-term investments
             (cost $1,446,539)                         1,446,539
                                                     -----------
----------------------------------------------------------------
Total Investments--100.2%
           (cost $30,756,937; Note 4)                 28,714,055
           Liabilities in excess of other
             assets--(0.2%)                              (44,256)
                                                     -----------
           Net Assets--100%                          $28,669,799
                                                     -----------
                                                     -----------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-104

                                           PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities        PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $30,756,937)................................................................      $    28,714,055
Cash....................................................................................................                6,223
Receivable for investments sold.........................................................................               49,288
Due from Manager........................................................................................               32,232
Dividends and interest receivable.......................................................................               13,987
Receivable for Fund shares sold.........................................................................                4,842
Due from broker-variation margin........................................................................                1,889
Other assets............................................................................................                  270
                                                                                                              ------------------
   Total assets.........................................................................................           28,822,786
                                                                                                              ------------------
Liabilities
Accrued expenses and other liabilities..................................................................              107,739
Payable for Fund shares repurchased.....................................................................               35,779
Payable for investments purchased.......................................................................                9,469
                                                                                                              ------------------
   Total liabilities....................................................................................              152,987
                                                                                                              ------------------
Net Assets..............................................................................................      $    28,669,799
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................      $         3,096
   Paid-in capital in excess of par.....................................................................           29,863,892
                                                                                                              ------------------
                                                                                                                   29,866,988
   Undistributed net investment income..................................................................              118,826
   Accumulated net realized gain on investments.........................................................              793,742
   Net unrealized depreciation on investments...........................................................           (2,109,757)
                                                                                                              ------------------
Net assets, September 30, 1999..........................................................................      $    28,669,799
                                                                                                              ------------------
                                                                                                              ------------------
Class Z:
   Net asset value per share
      ($28,669,799 / 3,096,464 shares of beneficial interest issued and outstanding)....................                $9.26

--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-105

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Operations
--------------------------------------------------------------

                                                  Year Ended
                                                 September 30,
Net Investment Income                                1999
Income
   Dividends (net of foreign withholding taxes
      of $80).................................    $   212,516
   Interest...................................         81,928
                                                 -------------
      Total income............................        294,444
                                                 -------------
Expenses
   Management fee.............................         80,167
   Custodian's fees and expenses..............        156,500
   Registration fees..........................         39,000
   Audit fees.................................         18,000
   Reports to shareholders....................         15,000
   Transfer agent's fees and expenses.........         10,500
   Legal fees.................................         10,000
   Trustees' fees.............................          7,200
   Miscellaneous..............................            778
                                                 -------------
      Total operating expenses................        337,145
   Less: Expense subsidy (Note 2).............       (203,543)
                                                 -------------
      Net expenses............................        133,602
                                                 -------------
Net investment income.........................        160,842
                                                 -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions....................        566,045
   Financial futures contracts................        365,767
                                                 -------------
                                                      931,812
                                                 -------------
Net change in unrealized depreciation on:
   Investments................................      3,003,543
   Financial futures contracts................        (63,725)
                                                 -------------
                                                    2,939,818
                                                 -------------
Net gain on investments.......................      3,871,630
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $ 4,032,472
                                                 -------------
                                                 -------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------

                                   Year Ended     October 1, 1997(a)
                                    September          Through
Increase (Decrease)                    30,          September 30,
in Net Assets                         1999               1998
Operations
   Net investment income.........  $   160,842       $    108,532
   Net realized gain on
      investment transactions and
      financial futures
      contracts..................      931,812            389,346
   Net change in unrealized
      appreciation (depreciation)
      on investments.............    2,939,818         (5,049,575)
                                   -----------    ------------------
   Net increase (decrease) in net
      assets resulting from
      operations ................    4,032,472         (4,551,697)
                                   -----------    ------------------
Dividends and distributions (Note
   1):
   Dividends to shareholders from
      net
      investment income..........     (138,794)           (31,374)
                                   -----------    ------------------
   Distributions to shareholders
      from net realized gains....     (527,416)                --
                                   -----------    ------------------
Fund share transactions (Note 6):
   Net proceeds from shares
      sold.......................   10,442,356         28,670,830
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions..........      665,853             31,360
   Cost of shares reacquired.....   (6,060,359)        (3,863,432)
                                   -----------    ------------------
   Net increase in net assets
      from
      Fund share transactions....    5,047,850         24,838,758
                                   -----------    ------------------
Net increase.....................    8,414,112         20,255,687
                                   -----------    ------------------
Net Assets
Beginning of period..............   20,255,687                 --
                                   -----------    ------------------
End of period(b).................  $28,669,799       $ 20,255,687
                                   -----------    ------------------
                                   -----------    ------------------
---------------
(a) Commencement of investment operations
(b) Includes undistributed net
    investment income of.........  $   118,826       $     96,778
                                   -----------    ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-106

                                           PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements              PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Small-Cap Index Fund (the 'Fund').

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Price Index for that purpose.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager and the subadviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------

                                         PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements            PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.

PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .50% of the average net assets of the Fund. For the year ended September 30, 1999, PIFM subsidized $203,543 of the expenses of the Fund (0.76% of the average net assets of the Fund; $.07 per share.)

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. No distribution or service fees are paid to PIMS as distributor of the Fund.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $9,800 for the services of PMFS. As of September 30, 1999, approximately $900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1999 aggregated $11,898,723 and $7,040,650, respectively.

On September 30, 1999, the Fund held four purchased financial futures contracts on the Mid Cap 400 Index expiring December 1999. The cost of such contracts was $1,415,775. The value of the contracts on September 30, 1999 was $1,348,900, thereby resulting in an unrealized loss of $66,875.

The cost basis of investments for federal income tax purposes is $31,000,675 and, accordingly, as of September 30, 1999, net unrealized depreciation for federal income tax purposes was $2,286,620 (gross unrealized appreciation--$3,820,806; gross unrealized depreciation--$6,107,426).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1999, the Fund had a .197% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $1,298,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
--------------------------------------------------------------------------------

                                       PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements          PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest were as follows:

Class Z                                              Shares
-------------------------------------------------   ---------
Year ended September 30, 1999:
Shares sold......................................   1,201,757
Shares issued in reinvestment of dividends and
  distributions..................................      77,335
Shares reacquired................................    (684,877)
                                                    ---------
Net increase in shares outstanding...............     594,215
                                                    ---------
                                                    ---------
Year ended September 30, 1998:
Shares sold......................................   2,895,380
Shares issued in reinvestment of dividends and
  distributions..................................       3,379
Shares reacquired................................    (396,510)
                                                    ---------
Net increase in shares outstanding...............   2,502,249
                                                    ---------
                                                    ---------

Of the total shares outstanding on September 30, 1999, PIFM and affiliates owned 1,971,808 shares of the Fund.
--------------------------------------------------------------------------------

                                     PRUDENTIAL INDEX SERIES FUND
Financial Highlights                 PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                                      Class Z
                                                                                  -----------------------------------------------
                                                                                          Year                October 1, 1997(a)
                                                                                          Ended                    Through
                                                                                   September 30, 1999        September 30, 1998
                                                                                  ---------------------     ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................................          $  8.09                   $ 10.00
                                                                                          ------                    ------
Income from investment operations
Net investment income (b)......................................................              .05                       .04
Net realized and unrealized gain (loss) on investments.........................             1.36                     (1.94)
                                                                                          ------                    ------
   Total from investment operations............................................             1.41                     (1.90)
                                                                                          ------                    ------
Less distributions:
Dividends from net investment income...........................................             (.05)                     (.01)
Distributions from net realized capital gains..................................             (.19)                       --
                                                                                          ------                    ------
   Total dividends and distributions...........................................             (.24)                     (.01)
                                                                                          ------                    ------
Net asset value, end of period.................................................          $  9.26                   $  8.09
                                                                                          ------                    ------
                                                                                          ------                    ------
TOTAL RETURN(c):...............................................................            17.65%                   (18.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................................................          $28,670                   $20,256
Average net assets (000).......................................................          $26,722                   $22,676
Ratios to average net assets:(b)
   Expenses....................................................................              .50%                      .50%(d)
   Net investment income.......................................................              .60%                      .48%(d)
Portfolio turnover.............................................................               28%                       52%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns for periods of less than a full year are not annualized.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-110

                                         PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants        PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Small-Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Small-Cap Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------
                                     B-111

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.0%
COMMON STOCKS
------------------------------------------------------------
Aerospace/Defense--1.5%
 94,724    Allied Signal, Inc.                    $    5,677,520
164,984    Boeing Co.                                  7,032,443
 33,406    General Dynamics Corp.                      2,085,787
 69,156    Lockheed Martin Corp.                       2,260,537
 11,820    Northrop Grumman Corp.                        751,309
 57,244    Raytheon Co.                                2,840,733
 33,863    Rockwell International Corp.                1,777,808
 82,520    United Technologies Corp.                   4,894,467
                                                  --------------
                                                      27,320,604
------------------------------------------------------------
Airlines--0.2%
 28,149    AMR Corp.(a)                                1,534,120
 23,484    Delta Airlines, Inc.                        1,138,974
 82,083    Southwest Airlines Co.                      1,246,636
 12,521    USAir Group, Inc.(a)                          328,676
                                                  --------------
                                                       4,248,406
------------------------------------------------------------
Aluminum--0.3%
 37,529    Alcan Aluminum Ltd.                         1,172,781
 62,532    Alcoa, Inc.                                 3,880,892
 11,736    Reynolds Metals Co.                           708,561
                                                  --------------
                                                       5,762,234
------------------------------------------------------------
Automobiles & Trucks--1.2%
  6,579    Cummins Engine Co., Inc.                      327,716
 27,440    Dana Corp.                                  1,018,710
 96,184    Delphi Automotive Systems Corp.             1,544,955
206,789    Ford Motor Co.                             10,378,223
111,778    General Motors Corp.                        7,035,028
 29,599    Genuine Parts Co.                             786,224
 14,676    Johnson Controls, Inc.                        973,202
 10,760    Navistar International Corp.(a)               500,340
                                                  --------------
                                                      22,564,398
Banking--5.8%
 28,400    AmSouth Bancorporation                 $      665,625
125,186    Associates First Capital Corp.              4,506,696
130,836    Bank of New York Co., Inc.                  4,374,829
201,716    Bank One Corp.                              7,022,238
298,167    BankAmerica Corp.                          16,604,175
 50,728    BankBoston Corp.                            2,200,327
 33,267    Capital One Financial                       1,297,413
144,884    Chase Manhattan Corp.                      10,920,631
 27,261    Comerica, Inc.                              1,380,088
 45,264    Fifth Third Bancorp                         2,754,032
169,164    Firstar Corporation Wisconsin               4,334,827
165,949    First Union Corp.                           5,901,561
 97,944    Fleet Financial Group, Inc.                 3,587,199
  9,764    Golden West Financial Corp.                   959,313
 41,381    Huntington Bancshares, Inc.                 1,099,183
 29,990    J.P. Morgan & Co., Inc.                     3,426,357
 77,135    KeyCorp                                     1,991,047
 88,546    Mellon Bank Corp.                           2,988,428
108,798    National City Corp.                         2,903,547
 18,781    Northern Trust Corp.                        1,568,214
 52,336    PNC Bank Corp.                              2,757,453
 23,601    Providian Financial Corp.                   1,868,904
 18,429    Republic New York Corp.                     1,132,232
 27,100    SouthTrust Corp.                              972,213
 26,831    State Street Corp.                          1,733,953
 29,777    Summit Bancorp                                965,891
 54,183    Suntrust Banks, Inc.                        3,562,532
124,958    U.S. Bancorp                                3,772,170
 23,700    Union Planters Corp.                          965,775
281,040    Wells Fargo & Co.                          11,136,210
                                                  --------------
                                                     109,353,063
------------------------------------------------------------
Beverages--2.1%
  6,847    Adolph Coors Co.                              370,594
 80,427    Anheuser Busch Companies, Inc.              5,634,917
 12,138    Brown-Forman Corp.                            757,108

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-112

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages (cont'd)
422,832    Coca-Cola Co.                          $   20,322,363
 70,700    Coca-Cola Enterprises, Inc.                 1,595,169
250,681    PepsiCo, Inc.                               7,583,100
 74,621    Seagram Co., Ltd.                           3,395,255
                                                  --------------
                                                      39,658,506
------------------------------------------------------------
Chemicals--1.3%
 40,832    Air Products & Chemicals, Inc.              1,186,680
 37,094    Dow Chemical Co.                            4,214,806
169,493    E.I. du Pont de Nemours & Co.              10,317,886
 12,693    Eastman Chemical Co.                          507,720
  5,273    FMC Corp.(a)                                  254,422
 17,731    Hercules, Inc.                                507,550
108,730    Monsanto Co.                                3,880,302
 10,598    Nalco Chemical Co.                            535,199
 39,070    Rohm & Haas Co.                             1,411,404
 15,516    Sigma-Aldrich Corp.                           492,633
 23,153    Union Carbide Corp.                         1,315,380
                                                  --------------
                                                      24,623,982
------------------------------------------------------------
Chemical-Specialty--0.1%
 21,704    Engelhard Corp.                               394,741
  8,890    Great Lakes Chemical Corp.                    338,376
 27,379    Praxair, Inc.                               1,259,434
 10,344    W. R. Grace & Co.                             166,151
                                                  --------------
                                                       2,158,702
------------------------------------------------------------
Commercial Services
 12,019    Deluxe Corp.                                  408,646
------------------------------------------------------------
Computer Software & Services--14.0%
 60,362    3Com Corp.(a)                               1,735,408
 11,505    Adobe Systems, Inc.                         1,305,818
189,700    America Online, Inc.(a)                    19,728,800
  9,005    Autodesk, Inc.                                196,984
107,378    Automatic Data Processing, Inc.        $    4,791,743
 41,400    BMC Software, Inc.(a)                       2,962,688
 30,185    Cabletron Systems, Inc.(a)                    473,527
 24,790    Ceridian Corp.(a)                             616,651
554,372    Cisco Systems, Inc.(a)                     38,009,130
 92,958    Computer Associates International,
             Inc.                                      5,693,677
 27,851    Computer Sciences Corp.(a)                  1,958,273
 63,200    Compuware Corp.(a)                          1,647,150
436,840    Dell Computer Corp.(a)                     18,265,372
173,108    EMC Corp.(a)                               12,366,403
 75,032    First Data Corp.                            3,292,029
 54,692    Gateway, Inc.(a)                            2,430,376
309,934    International Business Machines
             Corp.                                    37,618,240
 14,710    KLA Instruments Corp.(a)                      956,150
 42,408    Micron Technology, Inc.                     2,822,783
874,206    Microsoft Corp.(a)                         79,170,281
 59,302    Novell, Inc.(a)                             1,226,810
246,760    Oracle Corp.(a)                            11,227,580
 44,679    Parametric Technology Co.(a)                  603,167
 40,500    Peoplesoft, Inc.(a)                           685,969
 40,865    Seagate Technology, Inc.(a)                 1,259,153
 31,546    Silicon Graphics, Inc.(a)                     345,034
132,624    Sun Microsystems, Inc.(a)                  12,334,032
                                                  --------------
                                                     263,723,228
------------------------------------------------------------
Construction--0.1%
 13,537    Fluor Corp.                                   544,864
 11,714    Foster Wheeler Corp.                          141,300
  7,791    Kaufman & Broad Home Corp.                    160,690
  6,743    Pulte Corp.                                   146,660
 17,600    Vulcan Materials Co.                          644,600
                                                  --------------
                                                       1,638,114
------------------------------------------------------------
Containers--0.1%
  4,758    Ball Corp.                                    209,649
  8,405    Bemis Co., Inc.                               284,720
 20,176    Crown Cork & Seal Co., Inc.(a)                489,268
 27,126    Owens-Illinois, Inc.(a)                       537,434
                                                  --------------
                                                       1,521,071

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-113

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Cosmetics & Soaps--1.9%
  9,657    Alberto-Culver Co.                     $      223,318
 46,472    Avon Products, Inc.                         1,153,087
 39,132    Clorox Co.                                  1,496,799
100,330    Colgate-Palmolive Co.                       4,590,097
189,339    Gillette Co.                                6,425,692
 17,975    International Flavors & Fragrances,
             Inc.                                        620,138
226,719    Procter & Gamble Co.                       21,254,906
                                                  --------------
                                                      35,764,037
------------------------------------------------------------
Diversified Gas--0.1%
 36,603    Coastal Corp.                               1,498,435
  3,508    Eastern Enterprises, Inc.                     162,903
  7,423    NICOR, Inc.                                   276,043
  5,576    Oneok, Inc.                                   169,022
                                                  --------------
                                                       2,106,403
------------------------------------------------------------
Drugs & Medical Supplies--9.5%
259,074    Abbott Laboratories                         9,520,969
 11,391    Allergan, Inc.                              1,253,010
 16,303    ALZA Corp.(a)                                 697,972
225,191    American Home Products Corp.                9,345,427
 87,762    Amgen, Inc.(a)                              7,152,603
  9,638    Bausch & Lomb, Inc.                           635,506
 49,737    Baxter International, Inc.                  2,996,654
 41,012    Becton Dickinson & Co.                      1,150,899
 19,788    Biomet, Inc.(a)                               520,672
 71,262    Boston Scientific Corp.(a)                  1,759,281
340,114    Bristol-Myers Squibb Co.                   22,957,695
  7,856    C.R. Bard, Inc.                               369,723
 46,949    Cardinal Health, Inc.                       2,558,721
187,997    Eli Lilly & Co.                            12,031,808
 52,148    Guidant Corp.                               2,796,437
230,074    Johnson & Johnson                          21,138,049
 10,903    Mallinckrodt, Inc.                            329,134
200,258    Medtronic, Inc.                             7,109,159
402,644    Merck & Co., Inc.                          26,096,364
662,858    Pfizer, Inc.                               23,821,459
 86,214    Pharmacia & Upjohn, Inc.                    4,278,370
252,724    Schering-Plough Corp.                      11,025,084
 15,766    St. Jude Medical, Inc.(a)              $      496,629
145,656    Warner-Lambert Co.                          9,667,917
 16,800    Watson Pharmaceuticals, Inc.(a)               513,450
                                                  --------------
                                                     180,222,992
------------------------------------------------------------
Electronics--5.3%
 24,062    Advanced Micro Devices, Inc.(a)               413,566
 27,406    Apple Computer, Inc.                        1,735,142
  9,741    Data General Corp.(a)                         205,170
  7,085    EG&G, Inc.                                    282,072
 84,200    Electronic Data Systems Corp.               4,457,337
 74,875    Emerson Electric Co.                        4,731,164
 17,900    Florida Progress Corp.                        827,875
 14,106    Harris Corp.                                  389,678
173,518    Hewlett-Packard Co.                        15,963,656
566,644    Intel Corp.                                42,108,732
 26,522    LSI Logic Corp.(a)                          1,365,883
104,712    Motorola, Inc.                              9,214,656
 30,676    National Semiconductor Corp.(a)               935,618
 45,900    Solectron Corp.(a)                          3,296,194
 32,254    Tandy Corp.                                 1,667,129
  7,012    Tektronix, Inc.                               234,902
134,176    Texas Instruments, Inc.                    11,035,976
 11,433    Thomas & Betts Corp.                          583,083
                                                  --------------
                                                      99,447,833
------------------------------------------------------------
Environmental Services
 55,256    Laidlaw, Inc. (Class 'B' Stock)               372,978
------------------------------------------------------------
Financial Services--4.9%
 77,053    American Express Co.                       10,373,260
 20,760    Bear, Stearns & Co., Inc.                     797,963
141,274    Charles Schwab Corp.                        4,759,168
579,687    Citigroup, Inc.(a)                         25,506,228
 17,637    Countrywide Mortgage Investments,
             Inc.                                        568,793
 27,688    Dun & Bradstreet Corp.                        827,179
 23,630    Equifax, Inc.                                 664,594
118,432    Federal Home Loan Mortgage Corp.            6,158,464
176,834    Federal National Mortgage
             Association                              11,085,281
 41,614    Franklin Resources, Inc.                    1,279,630
 16,980    H&R Block, Inc.                               737,569
 81,050    Household International Corp.               3,252,131

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-114

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
 19,987    Lehman Brothers Holdings, Inc.         $    1,165,492
137,743    MBNA Corp.                                  3,142,262
 63,217    Merrill Lynch & Co., Inc.                   4,247,392
 97,318    Morgan Stanley Dean Witter & Co.            8,679,549
 24,000    PaineWebber Group, Inc.                       870,000
 43,350    Paychex, Inc.                               1,479,319
 40,200    Regions Financial Corp.                     1,206,000
 28,264    SLM Holding Corp.                           1,215,352
 43,566    Synovus Financial Corp.                       814,140
102,725    Washington Mutual, Inc.                     3,004,706
                                                  --------------
                                                      91,834,472
------------------------------------------------------------
Foods--1.8%
106,835    Archer-Daniels-Midland Co.                  1,302,052
 49,054    Bestfoods                                   2,379,119
 73,647    Campbell Soup Co.                           2,881,439
 84,243    ConAgra, Inc.                               1,900,733
 27,036    General Mills, Inc.                         2,193,295
 61,314    H.J. Heinz & Co.                            2,636,502
 24,158    Hershey Foods Corp.                         1,176,193
 68,670    Kellogg Co.                                 2,570,833
 22,489    Quaker Oats Co.                             1,391,507
 55,077    Ralston Purina Co.                          1,531,829
153,186    Sara Lee Corp.                              3,590,297
 58,290    Sysco Corp.                                 2,043,793
 98,435    Unilever N. V.                              6,705,884
 20,152    Wm. Wrigley Jr. Co.                         1,386,709
                                                  --------------
                                                      33,690,185
------------------------------------------------------------
Forest Products--0.9%
  8,549    Boise Cascade Corp.                           311,504
 16,450    Champion International Corp.                  845,119
 37,923    Fort James Corp.                            1,012,070
 30,268    Georgia-Pacific Corp.                       1,225,854
 72,540    International Paper Co.                     3,486,454
 90,816    Kimberly-Clark Corp.                        4,767,840
 16,256    Louisiana-Pacific Corp.                       254,000
 17,269    Mead Corp.                                    593,622
  4,337    Potlatch Corp.                                178,630
 10,245    Temple-Inland, Inc.                    $      619,823
 16,730    Westvaco Corp.                                428,706
 35,100    Weyerhaeuser Co.                            2,022,637
 18,680    Willamette Industries, Inc.                   805,575
                                                  --------------
                                                      16,551,834
------------------------------------------------------------
Gas Pipelines--0.6%
 29,297    Cinergy Corp.                                 829,471
 13,306    Columbia Gas System, Inc.(a)                  736,820
 15,745    Consolidated Natural Gas Co.                  982,094
122,706    Enron Corp.                                 5,061,622
  5,832    Peoples Energy Corp.                          205,214
 39,239    Sempra Energy                                 816,662
 75,092    Williams Companies, Inc.                    2,811,257
                                                  --------------
                                                      11,443,140
------------------------------------------------------------
Health Care Services--0.2%
 44,800    AFLACK, Inc.                                1,876,000
 46,376    Mckesson HBOC, Inc.                         1,344,904
 12,000    Wellpoint Health Networks, Inc.               684,000
                                                  --------------
                                                       3,904,904
------------------------------------------------------------
Hospital Management--0.4%
 97,831    Columbia/HCA Healthcare Corp.               2,072,794
 19,260    HCR Manor Care, Inc.                          331,031
 71,749    Healthsouth Corp.(a)                          434,978
 25,810    Humana, Inc.(a)                               177,444
 52,610    IMS Health, Inc.                            1,200,165
 45,260    Service Corp. International                   478,059
  4,097    Shared Medical Systems Corp.                  191,535
 56,348    Tenet Healthcare Corp.(a)                     989,612
 29,306    United Healthcare Corp.                     1,426,836
                                                  --------------
                                                       7,302,454
------------------------------------------------------------
Housing Related--0.6%
  6,804    Armstrong World Industries, Inc.              305,755
 10,097    Centex Corp.                                  298,493
  9,750    Fleetwood Enterprises, Inc.                   196,828
 64,474    Lowe's Companies, Inc.                      3,143,107
 74,026    Masco Corp.                                 2,294,806

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-115

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Housing Related (cont'd.)
 14,518    Maytag Corp.                           $      483,631
 47,527    Newell Rubbermaid, Inc.                     1,357,490
  9,714    Owens Corning(a)                              210,672
 41,383    Pioneer Hi-Bred International, Inc.         1,647,561
 14,838    Stanley Works                                 373,732
  8,240    Tupperware Corp.                              166,860
 12,339    Whirlpool Corp.                               805,891
                                                  --------------
                                                      11,284,826
------------------------------------------------------------
Insurance--2.9%
 24,993    Aetna Life & Casualty Co.                   1,230,905
138,608    Allstate Corp.                              3,456,537
 43,540    American General Corp.                      2,751,184
264,051    American International Group, Inc.         22,955,934
 44,489    Aon Corp.                                   1,315,206
 31,234    Chubb Corp.                                 1,555,844
 35,397    CIGNA Corp.                                 2,752,117
 27,214    Cincinnati Financial Corp.                  1,021,375
 55,660    Conseco, Inc.                               1,074,934
 38,253    ITT Hartford Group, Inc.                    1,563,591
 19,091    Jefferson-Pilot Corp.                       1,206,313
 34,330    Lincoln National Corp.                      1,289,521
 44,970    Marsh & McLennan Companies, Inc.            3,080,445
 16,472    MBIA, Inc.                                    768,007
 18,020    MGIC Investment Corp.                         860,455
 11,893    Progressive Corp.                             971,509
 23,229    SAFECO Corp.                                  650,412
 37,617    St. Paul Companies, Inc.                    1,034,467
 23,815    Torchmark Corp.                               616,213
 40,526    UnumProvident Corp.                         1,192,984
 35,608    Wachovia Corp.                              2,799,679
                                                  --------------
                                                      54,147,632
------------------------------------------------------------
Leisure--0.5%
 14,899    Brunswick Corp.                               370,613
105,200    Carnival Corp.                              4,576,200
 20,724    Harrah's Entertainment, Inc.(a)               575,091
 33,154    Hasbro, Inc.                                  710,739
 11,102    King World Productions, Inc.(a)               416,325
 69,013    Mattel, Inc.                           $    1,311,247
 31,907    Mirage Resorts, Inc.(a)                       448,692
                                                  --------------
                                                       8,408,907
------------------------------------------------------------
Lodging--0.1%
 43,921    Hilton Hotels Corp.                           433,720
 43,452    Marriott International, Inc. (Class
             'A' Stock)                                1,420,337
                                                  --------------
                                                       1,854,057
------------------------------------------------------------
Machinery--0.7%
  3,264    Briggs & Stratton Corp.                       190,536
 12,725    Case Corp.                                    633,864
 60,828    Caterpillar, Inc.                           3,334,135
 17,720    Cooper Industries, Inc.                       828,410
 41,340    Deere & Co.                                 1,599,341
 37,862    Dover Corp.                                 1,547,609
 12,377    Eaton Corp.                                 1,068,290
 28,095    Ingersoll-Rand Co.                          1,543,469
 13,582    PACCAR, Inc.                                  690,984
 17,292    Parker Hannifin Corp.                         774,898
 10,042    Snap-On, Inc.                                 326,365
 25,902    Thermo Electron Corp.(a)                      348,058
  7,537    Timken Co.                                    121,534
                                                  --------------
                                                      13,007,493
------------------------------------------------------------
Manufacturing--0.1%
 24,600    Danaher Corp.                               1,296,112
  8,296    Milacron, Inc.                                147,254
                                                  --------------
                                                       1,443,366
------------------------------------------------------------
Media--3.4%
122,328    CBS Corp.                                   5,657,670
 58,338    Clear Channel Communications,
             Inc.(a)                                   4,659,748
127,020    Comcast Corp.                               5,064,922
 14,904    Dow Jones & Co., Inc.                         795,501
 48,289    Gannett Co., Inc.                           3,340,995
 50,212    Interpublic Group of Companies, Inc.        2,064,968
 14,683    Knight-Ridder, Inc.                           805,730
 34,500    McGraw Hill Companies, Inc.                 1,668,938

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-116

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media (cont'd.)
103,081    Mediaone Group, Inc.                   $    7,041,721
  7,696    Meredith Corp.                                279,461
 30,990    New York Times Co.                          1,162,125
 21,840    R.R. Donnelley & Sons, Co.                    630,630
220,916    Time Warner, Inc.                          13,420,647
 12,738    Times Mirror Co.                              838,320
 39,682    Tribune Co.                                 1,974,179
118,832    Viacom, Inc.(a)                             5,020,652
355,713    Walt Disney Co.                             9,204,074
                                                  --------------
                                                      63,630,281
------------------------------------------------------------
Mineral Resources--0.3%
  8,898    ASARCO, Inc.                                  238,578
 66,824    Barrick Gold Corp. (ADR) (Canada)           1,453,422
 15,362    Cyprus Amax Minerals Co.                      301,479
 27,428    Freeport-McMoran Copper & Gold, Inc.          426,848
 42,684    Homestake Mining Co.                          392,159
 31,303    INCO Ltd.                                     669,102
 29,297    Newmont Mining Corp.                          758,060
  9,285    Phelps Dodge Corp.                            511,255
 52,270    Placer Dome, Inc.                             777,516
                                                  --------------
                                                       5,528,419
------------------------------------------------------------
Miscellaneous Basic Industry--5.8%
 29,000    Allied Waste Industries, Inc.(a)              338,937
 63,522    Applied Materials, Inc.(a)                  4,946,776
 53,058    BB&T Corp.                                  1,717,753
127,759    Cendant Corp.(a)                            2,267,722
 10,383    Crane Co.                                     232,968
 22,341    Ecolab, Inc.                                  762,387
 29,808    Fortune Brands, Inc.                          961,308
561,224    General Electric Co.                       66,540,120
 30,364    General Instruments Corp.                   1,461,267
 42,268    Illinois Tool Works, Inc.                   3,151,608
 14,986    ITT Industries, Inc.                          476,742
 18,334    Loews Corp.                                 1,286,818
  7,061    Millipore Corp.                               265,229
  1,523    NACCO Industries, Inc.                        106,420
 30,467    Omnicom Group, Inc.                    $    2,412,605
 19,504    Pall Corp.                                    452,249
 18,382    PE Biosystems Group                         1,328,099
 28,674    PPG Industries, Inc.                        1,720,440
 14,418    Sealed Air Corp.                              739,824
 25,667    Textron, Inc.                               1,985,984
 20,949    TRW, Inc.                                   1,042,213
142,936    Tyco International Ltd.                    14,758,142
 16,874    W.W. Grainger, Inc.                           811,007
                                                  --------------
                                                     109,766,618
------------------------------------------------------------
Miscellaneous Consumer Growth--0.8%
 12,598    American Greetings Corp.                      324,399
 15,832    Black & Decker Corp.                          723,324
 42,699    Corning, Inc.                               2,927,550
 54,265    Eastman Kodak Co.                           4,093,616
  6,358    Jostens, Inc.                                 121,597
 69,199    Minnesota Mining & Manufacturing Co.        6,647,429
  7,069    Polaroid Corp.                                183,794
                                                  --------------
                                                      15,021,709
------------------------------------------------------------
Office Equipment & Supplies--1.3%
 19,968    Avery Dennison Corp.                        1,053,312
290,047    Compaq Computer Corp.(a)                    6,652,953
 21,402    Honeywell, Inc.                             2,382,310
 26,041    Ikon Office Solutions, Inc.                   278,313
 22,852    Lexmark International Group, Inc.(a)        1,839,586
 12,300    Network Appliance, Inc.(a)                    880,987
 65,300    Office Depot, Inc.(a)                         665,244
 45,425    Pitney Bowes, Inc.                          2,768,086
 78,550    Staples, Inc.(a)                            1,713,372
 52,690    Unisys Corp.(a)                             2,377,636
112,898    Xerox Corp.                                 4,734,660
                                                  --------------
                                                      25,346,459
------------------------------------------------------------
Petroleum--5.4%
 16,678    Amerada Hess Corp.                          1,021,528
 21,010    Anadarko Petroleum Corp.                      642,118
 20,187    Apache Corp.                                  871,826

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-117

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum (cont'd.)
 11,645    Ashland Oil, Inc.                      $      391,563
 55,138    Atlantic Richfield Co.                      4,886,605
 30,782    Burlington Resources, Inc.                  1,131,239
111,862    Chevron Corp.                               9,927,752
415,292    Exxon Corp.                                31,536,236
 15,259    Kerr-McGee Corp.                              840,199
134,681    Mobil Corp.                                13,569,111
 61,938    Occidental Petroleum Corp.                  1,432,316
 43,736    Phillips Petroleum Co.                      2,132,130
368,031    Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                            21,736,831
 15,614    Sunoco, Inc.                                  427,433
 27,258    Tenneco, Inc.                                 463,386
 95,146    Texaco, Inc.                                6,006,091
 19,000    Tosco Corp.                                   479,750
 43,245    Union Pacific Resources Group, Inc.           694,623
 41,339    Unocal Corp.                                1,532,127
 52,260    USX-Marathon Corp.                          1,528,605
                                                  --------------
                                                     101,251,469
------------------------------------------------------------
Petroleum Services--0.9%
 55,879    Baker Hughes, Inc.                          1,620,491
107,150    Conoco, Inc.                                2,933,231
 74,511    Halliburton Co.                             3,054,951
  9,058    Helmerich & Payne, Inc.                       229,281
  7,310    McDermott International, Inc.                 148,028
 66,452    PG&E Corp.                                  1,719,445
 16,510    Rowan Companies, Inc.(a)                      268,287
 94,421    Schlumberger Ltd.                           5,883,609
 18,859    Sonat, Inc.                                   748,467
                                                  --------------
                                                      16,605,790
------------------------------------------------------------
Railroads--0.4%
 78,923    Burlington Northern, Inc.                   2,170,383
 37,003    CSX Corp.                                   1,568,002
 18,700    Kansas City Southern Industries,
             Inc.                                        868,381
 67,611    Norfolk Southern Corp.                      1,656,470
 42,229    Union Pacific Corp.                         2,029,631
                                                  --------------
                                                       8,292,867
Restaurants--0.6%
 21,902    Darden Restaurants, Inc.               $      428,458
232,830    McDonald's Corp.                           10,011,690
 27,366    Tricon Global Restaurants, Inc.             1,120,295
 20,279    Wendy's International, Inc.                   534,859
                                                  --------------
                                                      12,095,302
------------------------------------------------------------
Retail--5.8%
 71,213    Albertson's, Inc.                           2,817,364
 25,000    AutoZone, Inc.                                701,563
 35,300    Best Buy Co., Inc.                          2,190,806
 36,378    Circuit City Stores, Inc.                   1,534,697
 18,224    Consolidated Stores Corp.(a)                  402,067
 37,204    Costco Wholesale Corp.                      2,678,688
 66,696    CVS Corp.                                   2,722,030
 75,391    Dayton Hudson Corp.                         4,528,172
 16,223    Dillards, Inc.                                329,530
 40,040    Dollar General Corp.                        1,236,235
 35,275    Federated Department Stores, Inc.(a)        1,541,077
146,913    Gap, Inc.                                   4,701,216
  6,177    Great Atlantic & Pacific Tea Co.,
             Inc.                                        187,240
 13,868    Harcourt General, Inc.                        577,256
254,956    Home Depot, Inc.                           17,496,355
 45,684    J.C. Penney Co., Inc.                       1,570,388
 84,157    Kmart Corp.                                   983,585
 27,900    Kohl's Corp.                                1,844,887
140,334    Kroger Co.(a)                               3,096,119
 36,311    Limited, Inc.                               1,388,896
 10,396    Liz Claiborne, Inc.                           322,276
  5,682    Longs Drug Stores Corp.                       169,750
 59,271    May Department Stores Co.                   2,159,687
 47,238    Nike, Inc.                                  2,686,661
 24,200    Nordstrom, Inc.                               653,400
  8,073    Pep Boys-Manny, Moe & Jack                    120,086
  6,849    Reebok International Ltd.                      73,199
 42,687    Rite-Aid Corp.                                589,614
 89,100    Safeway,Inc.(a)                             3,391,369
 64,496    Sears, Roebuck & Co.                        2,023,562
 29,216    Sherwin-Williams Co.                          611,710
 21,412    Supervalu, Inc.                               467,049

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-118

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
 55,116    TJX Companies, Inc.                    $    1,546,693
 43,207    Toys 'R' Us, Inc.(a)                          648,105
763,526    Wal-Mart Stores, Inc.                      36,315,205
170,878    Walgreen Co.                                4,336,029
 26,140    Winn-Dixie Stores, Inc.                       776,031
                                                  --------------
                                                     109,418,597
------------------------------------------------------------
Rubber--0.1%
 17,899    B.F. Goodrich Co.                             519,071
 11,588    Cooper Tire & Rubber Co.                      204,239
 27,371    Goodyear Tire & Rubber Co.                  1,317,229
                                                  --------------
                                                       2,040,539
------------------------------------------------------------
Steel - Producers--0.1%
 31,237    Allegheny Teldyne, Inc.                       527,124
 23,334    Bethlehem Steel Corp.(a)                      172,088
 14,828    Nucor Corp.                                   706,184
 17,809    USX Corp.-U.S. Steel Group                    458,582
 13,408    Worthington Industries, Inc.                  227,936
                                                  --------------
                                                       2,091,914
------------------------------------------------------------
Telecommunications--5.8%
 21,900    ADC Telecommunications, Inc.                  918,431
 52,434    Alltel Corp.                                3,690,043
 12,622    Andrew Corp.(a)                               219,307
 26,650    Century Telephone Enterprises, Inc.         1,082,656
 95,256    Global Crossing Ltd.                        2,524,285
525,267    Lucent Technologies, Inc.                  34,076,697
320,200    MCI WorldCom, Inc.(a)                      23,014,375
 56,520    Nextel Communications, Inc.(a)              3,832,763
227,730    Nortel Networks Corp                       11,614,230
 27,500    Qualcomm, Inc.(a)                           5,202,656
 12,688    Scientific-Atlanta, Inc.                      628,849
146,984    Sprint Corp.                                7,973,882
 76,096    Sprint Corp. (PCS Group)                    5,673,908
 68,194    Tellabs, Inc.(a)                            3,882,796
 87,075    US West, Inc.                               4,968,717
                                                  --------------
                                                     109,303,595
Textiles--0.1%
 11,885    Fruit of the Loom, Inc.(a)             $       39,369
  7,040    National Service Industries, Inc.             221,760
  6,048    Russell Corp.                                  85,806
  4,188    Springs Industries, Inc.                      142,130
 20,234    V.F. Corp.                                    627,254
                                                  --------------
                                                       1,116,319
------------------------------------------------------------
Tobacco--0.8%
 55,600    Nabisco Group Holding Corp.                   834,000
409,279    Philip Morris Companies, Inc.              13,992,226
 32,399    UST, Inc.                                     978,045
                                                  --------------
                                                      15,804,271
------------------------------------------------------------
Trucking & Shipping--0.1%
 49,916    FDX Corp.                                   1,934,245
 11,221    Ryder System, Inc.                            228,628
                                                  --------------
                                                       2,162,873
------------------------------------------------------------
Utility Communications--5.3%
188,893    Ameritech Corp.                            12,691,248
548,080    AT&T Corp.                                 23,841,480
265,122    Bell Atlantic Corp.                        17,846,025
323,856    BellSouth Corp.                            14,573,520
167,614    GTE Corp.                                  12,885,326
337,418    SBC Communications, Inc.                   17,229,407
 38,770    Unicom Corp.                                1,432,067
                                                  --------------
                                                     100,499,073
------------------------------------------------------------
Utilities - Electric--1.7%
 32,500    AES Corp.(a)                                1,917,500
 25,169    Ameren Corp.                                  951,703
 32,071    American Electric Power, Inc.               1,094,423
 27,382    Carolina Power & Light Co.                    968,638
 35,101    Central & South West Corp.                    741,509
 21,800    CMS Energy Corp.                              739,837
 39,351    Consolidated Edison, Inc.                   1,633,066
 23,729    Constellation Energy Group, Inc.              667,378
 31,749    Dominion Resources, Inc.                    1,432,674

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-119

                                                   PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1999  PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric (cont'd.)
 24,487    DTE Energy Co.                         $      884,593
 61,331    Duke Energy Co.                             3,380,871
 60,162    Edison International                        1,462,689
 41,715    Entergy Corp.                               1,207,128
 39,677    FirstEnergy Corp.                           1,011,763
 31,736    FPL Group, Inc.                             1,598,701
 22,228    GPU, Inc.                                     725,189
 18,600    New Century Energies, Inc.                    621,938
 29,524    Niagara Mohawk Holdings, Inc.                 455,777
 25,173    Northern States Power Co.                     542,793
 49,482    Pacificorp                                    995,825
 32,455    PECO Energy Co.                             1,217,062
 25,726    PP & L Resources, Inc.                        696,210
 37,997    Public Service Enterprise Group,
             Inc.                                      1,467,634
 50,679    Reliant Energy, Inc.                        1,371,500
118,615    Southern Co.                                3,054,336
 48,214    Texas Utilities Co.                         1,798,985
                                                  --------------
                                                      32,639,722
------------------------------------------------------------
Waste Management--0.1%
105,113    Waste Management, Inc.                      2,023,425
                                                  --------------
           Total common stocks
             (cost $1,425,188,738)                 1,810,407,709
                                                  --------------
Principal
Amount
(000)

SHORT-TERM INVESTMENTS--3.9%
------------------------------------------------------------
Repurchase Agreement--3.6%
$68,195    Joint Repurchase Agreement Account,
             5.223%, 10/01/99 (Note 5)            $   68,195,000
------------------------------------------------------------
U.S. Government Securities--0.3%
  5,000(b) 4.615%, 12/16/99                            4,953,013
    200(b) 4.65%, 12/16/99                               198,120
                                                  --------------
                                                       5,151,133
           Total short-term investments
             (cost $73,344,323)                       73,346,133
                                                  --------------
------------------------------------------------------------
Total Investments--99.9%
           (cost $1,498,533,061; Note 4)           1,883,753,842
           Other assets in excess of
             liabilities--0.1%                         2,041,451
                                                  --------------
           Net Assets--100%                       $1,885,795,293
                                                  --------------
                                                  --------------

---------------
(a) Non-income producing.
(b) Pledged as initial margin for financial futures contracts.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-120

                                                  PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities               PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $1,498,533,061).............................................................      $  1,883,753,842
Cash....................................................................................................                10,392
Receivable for Fund shares sold.........................................................................             7,343,111
Dividends and interest receivable.......................................................................             2,281,252
Due from broker - variation margin......................................................................             1,029,375
Prepaid expenses........................................................................................                19,000
                                                                                                              ------------------
   Total assets.........................................................................................         1,894,436,972
                                                                                                              ------------------
Liabilities
Payable for Fund shares reacquired......................................................................             7,173,092
Payable for investments purchased.......................................................................               895,549
Accrued expenses........................................................................................               294,666
Management fee payable..................................................................................               278,372
                                                                                                              ------------------
   Total liabilities....................................................................................             8,641,679
                                                                                                              ------------------
Net Assets..............................................................................................      $  1,885,795,293
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................      $         65,075
   Paid-in capital in excess of par.....................................................................         1,466,932,161
                                                                                                              ------------------
                                                                                                                 1,466,997,236
   Undistributed net investment income..................................................................            16,232,296
   Accumulated net realized gain on investments.........................................................            20,561,230
   Net unrealized appreciation on investments...........................................................           382,004,531
                                                                                                              ------------------
Net assets, September 30, 1999..........................................................................      $  1,885,795,293
                                                                                                              ------------------
                                                                                                              ------------------

Class Z:
   Net asset value and redemption price per share
      ($866,761,650 / 29,924,752 shares of beneficial interest issued and outstanding)..................                $28.96
                                                                                                              ------------------
                                                                                                              ------------------


Class I:
   Net asset value and redemption price per share
      ($1,019,033,643 / 35,149,953 shares of beneficial interest issued and outstanding)................                $28.99
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-121

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $259,038).................      $ 20,948,752
   Interest..............................         3,944,653
                                            ------------------
      Total income.......................        24,893,405
                                            ------------------
Expenses
   Management fee........................         4,790,313
   Transfer agent's fees and expenses....           900,000
   Registration fees.....................           306,000
   Reports to shareholders...............           240,000
   Custodian's fees and expenses.........           195,000
   Legal fees............................            30,000
   Audit fees............................            15,000
   Trustees' fees........................             7,000
   Miscellaneous.........................             4,771
                                            ------------------
      Total expenses.....................         6,488,084
   Less: Expense subsidy (Note 2)........        (1,016,639)
                                            ------------------
      Net expenses.......................         5,471,445
                                            ------------------
Net investment income....................        19,421,960
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions...............        12,479,505
   Financial futures contracts...........        11,654,875
                                            ------------------
                                                 24,134,380
                                            ------------------
Net change in unrealized appreciation on:
   Investments...........................       250,799,535
   Financial futures contracts...........        (2,944,075)
                                            ------------------
                                                247,855,460
                                            ------------------
Net gain on investments..................       271,989,840
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $291,411,800
                                            ------------------
                                            ------------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                             Year Ended September 30,
in Net Assets                         1999              1998
Operations
   Net investment income.......  $   19,421,960    $   11,235,227
   Net realized gain on
      investments..............      24,134,380         4,662,002
   Net change in unrealized
      appreciation on
      investments..............     247,855,460        17,807,145
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     291,411,800        33,704,374
                                 --------------    --------------
Dividends and distributions (Note 1):
   Dividends to shareholders
      from net investment
      income...................     (12,614,911)       (5,903,209)
                                 --------------    --------------
   Distributions to
      shareholders from net
      realized gains...........      (8,023,152)      (10,316,301)
                                 --------------    --------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold.....................   1,320,487,868     1,025,544,442
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      20,622,768        16,213,432
   Cost of shares reacquired...    (746,871,141)     (536,468,042)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............     594,239,495       505,289,832
                                 --------------    --------------
Net increase...................     865,013,232       522,774,696
Net Assets
Beginning of year..............   1,020,782,061       498,007,365
                                 --------------    --------------
End of year(a).................  $1,885,795,293    $1,020,782,061
                                 --------------    --------------
                                 --------------    --------------
---------------
(a) Includes undistributed net
   investment income of........  $   16,232,296    $    9,665,888
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-122

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                     PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Stock Index Fund (the 'Fund').

The Fund had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which a pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                      B-123

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                     PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $240,641. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Company except for fees and expenses of unaffiliated Trustees. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.

PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .40% and .30% of the average daily net assets for Class Z and Class I shares, respectively. For the year ended September 30, 1999, PIFM subsidized $1,016,639 of the expenses of the Fund (.08% and .05% of the average daily net assets of the Class Z and Class I shares, respectively; $.0187 and $.0130 per Class Z and Class I shares, respectively).

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class Z and Class I shares of the Fund. Under the distribution agreement, PIMS incurres the expenses of distributing the Fund's shares, none of which is reimbursed or paid for by the Fund.

PIC, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement for the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $895,700 for the services of PMFS. As of September 30, 1999, approximately $87,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1999 aggregated $593,880,974 and $44,821,901, respectively.

On September 30, 1999, the Fund held 225 long financial futures contracts on the S&P 500 Index which expire in December 1999. The cost of such contracts was $76,240,000. The value of such contracts on September 30, 1999 was $73,023,750, thereby resulting in an unrealized loss of $3,216,250.

The cost basis of investments for federal income tax purposes was $1,499,435,690 and, accordingly, as of September 30, 1999, net unrealized appreciation for federal income tax purposes was $384,318,152 (gross unrealized appreciation--$459,596,966; gross unrealized depreciation--$75,278,814).
--------------------------------------------------------------------------------
                                      B-124

                                                  PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                     PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1999, the Fund had a 10.4% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $68,195,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,078, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,727, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class Z and Class I shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Class I shares are not subject to any sales or redemption charge and are offered to certain pension, profit sharing or other employee benefit plans qualified under Section 401, 457 or 403(b)(7) of the Internal Revenue Code.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into two classes, designated Class Z and Class I. Transactions in shares of beneficial interest were as follows:

Class Z                               Shares          Amount
---------------------------------   -----------    -------------
Year ended September 30, 1999:
Shares sold......................    25,482,340    $ 725,667,595
Shares issued in reinvestment of
  dividends and distributions....       300,787        7,838,514
Shares reacquired................   (12,360,069)    (353,240,852)
                                    -----------    -------------
Net increase in shares
  outstanding....................    13,423,058    $ 380,265,257
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1998:
Shares sold......................    17,424,666    $ 414,244,482
Shares issued in reinvestment of
  dividends and distributions....       259,498        5,550,654
Shares reacquired................    (9,685,172)    (233,506,784)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,998,992    $ 186,288,352
                                    -----------    -------------
                                    -----------    -------------
Class I
---------------------------------
Year ended September 30, 1999:
Shares sold......................    20,880,114    $ 594,820,273
Shares issued in reinvestment of
  dividends and distributions....       490,382       12,784,254
Shares reacquired................   (13,861,925)    (393,630,289)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,508,571    $ 213,974,238
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1998:
Shares sold......................    25,552,010    $ 611,299,960
Shares issued in reinvestment of
  dividends and distributions....       498,260       10,662,778
Shares reacquired................   (12,681,495)    (302,961,258)
                                    -----------    -------------
Net increase in shares
  outstanding....................    13,368,775    $ 319,001,480
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                      B-125

                                                  PRUDENTIAL INDEX SERIES FUND
Financial Highlights                              PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                          Class Z
                                                                ------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  23.11     $  21.86     $  16.06     $  14.22     $  11.27
                                                                --------     --------     --------     --------     --------
Income from investment operations:
Net investment income(a).....................................        .22          .15          .46          .25          .23
Net realized and unrealized gain on investment
   transactions..............................................       6.07         1.69         5.75         2.44         2.97
                                                                --------     --------     --------     --------     --------
   Total from investment operations..........................       6.29         1.84         6.21         2.69         3.20
                                                                --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment income.........................       (.26)        (.21)        (.26)        (.28)        (.22)
Distributions from net realized gains........................       (.18)        (.38)        (.15)        (.57)        (.03)
                                                                --------     --------     --------     --------     --------
   Total distributions.......................................       (.44)        (.59)        (.41)        (.85)        (.25)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $  28.96     $  23.11     $  21.86     $  16.06     $  14.22
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(b)..............................................      27.41%        8.61%       39.34%       19.72%       29.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $866,762     $381,374     $185,881     $184,379     $101,945
Average net assets (000).....................................   $681,129     $313,721     $254,644     $142,540     $ 71,711
Ratios to average net assets:(a)
   Expenses..................................................        .40%         .40%         .46%         .60%         .60%
   Net investment income.....................................       1.16%        1.30%        1.66%        1.92%        2.55%
For Class Z and I:
   Portfolio turnover rate...................................          3%           1%           5%           2%          11%

---------------
(a) Net of expense subsidy.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-126

                                                  PRUDENTIAL INDEX SERIES FUND
Financial Highlights                              PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                 Class I
                                                                -----------------------------------------
                                                                                              August 1,
                                                                      Year Ended               1997(a)
                                                                     September 30,             Through
                                                                -----------------------     September 30,
                                                                   1999          1998           1997
                                                                ----------     --------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $    23.13     $  21.87       $   21.87
                                                                ----------     --------     -------------
Income from investment operations:
Net investment income(b).....................................          .36          .31             .06
Net realized and unrealized gain on investment
   transactions..............................................         5.96         1.55            (.06)
                                                                ----------     --------     -------------
   Total from investment operations..........................         6.32         1.86              --
                                                                ----------     --------     -------------
Less distributions:
Dividends from net investment income.........................         (.28)        (.22)             --
Distributions from net realized gains........................         (.18)        (.38)             --
                                                                ----------     --------     -------------
   Total distributions.......................................         (.46)        (.60)             --
                                                                ----------     --------     -------------
Net asset value, end of period...............................   $    28.99     $  23.13       $   21.87
                                                                ----------     --------     -------------
                                                                ----------     --------     -------------
TOTAL RETURN(d)..............................................        27.55%        8.69%              0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $1,019,034     $639,408       $ 312,127
Average net assets (000).....................................   $  915,642     $505,605       $ 296,788
Ratios to average net assets:(b)
   Expenses..................................................          .30%         .30%            .30%(c)
   Net investment income.....................................         1.26%        1.42%           1.73%(c)

---------------
(a) Commencement of offering of Class I shares.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-127

                                                  PRUDENTIAL INDEX SERIES FUND
Report of Independant Accountants                 PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Stock Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 2, 1999
--------------------------------------------------------------------------------
                                      B-128

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                             DESCRIPTION OF RATINGS

S&P RATINGS CORPORATE BOND RATINGS:

      AAA-Bonds rated AAA have the highest rating assigned by S&P Ratings to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA-Bonds rated AA differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A-Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB-Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, or C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS:

      Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

      Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of a greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DUFF & PHELPS LONG-TERM DEBT AND PREFERRED STOCK RATINGS:

      AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

      CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

FITCH IBCA, INC. LONG-TERM RATINGS

      AAA
HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA
VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A
HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB
GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair the capacity. This is the lowest investment-grade category.

      BB
SPECULATIVE. "BB" ratings indicate that there is a possiblity of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B
HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic deveopments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of oustanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, that is, below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their oustanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

S&P COMMERCIAL PAPER RATINGS:

      Commercial paper rate A-1 by S&P Ratings indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

MOODY'S COMMERCIAL PAPER RATINGS:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DUFF & PHELPS SHORT-TERM DEBT RATINGS:

      D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

      Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.

   [The following table was depicted as a line graph in the printed material.]

--------------------------------------------------------------------------------

                           VALUE OF $1.00 INVESTED ON
                            1/1/26 THROUGH 12/31/98

                    1926      1936      1946      1956      1966      1976      1986      1998
Small Stocks                                                                            $5,116.95

Common Stocks                                                                           $2,350.89

Long-Term Bonds                                                                         $   44.18

Treasury Bills                                                                          $   14.94

Inflation                                                                               $    9.16

--------------------------------------------------------------------------------

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                   '88     '89       '90       '91      '92      '93      '94      '95      '96      '97       '98
                                  ----     ----      ----      ----     ----     ----     ----     ----     ----     ----      ----
U.S. GOVERNMENT
  TREASURY BONDS(1) ..........     7.0%    14.4%      8.5%     15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%     9.6%     10.0%
                                  ----     ----      ----      ----     ----     ----     ----     ----     ----     ----      ----

U.S. GOVERNMENT
  MORTGAGE SECURITIES(2) .....     8.7%    15.4%     10.7%     15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%     9.5%      7.0%
                                  ----     ----      ----      ----     ----     ----     ----     ----     ----     ----      ----

U.S. INVESTMENT GRADE
  CORPORATE BONDS(3) .........     9.2%    14.1%      7.1%     18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%    10.2%      8.6%
                                  ----     ----      ----      ----     ----     ----     ----     ----     ----     ----      ----

U.S. HIGH YIELD
  CORPORATE BONDS(4) .........    12.5%     0.8%     (9.6)%    46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%    12.8%      1.6%
                                  ----     ----      ----      ----     ----     ----     ----     ----     ----     ----      ----

WORLD GOVERNMENT
  BONDS(5) ...................     2.3%    (3.4)%    15.3%     16.2%     4.8%    15.1%     6.0%    19.6%     4.1%    (4.3)%     5.3%
                                  ====     ====      ====      ====     ====     ====     ====     ====     ====     ====      ====

DIFFERENCE BETWEEN
  HIGHEST AND LOWEST
  RETURN PERCENT .............    10.2     18.8      24.9      30.9     11.0     10.3      9.9      5.5      8.7     17.1       8.4

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1998. It does not represent the performance of any Prudential Mutual Fund.

   [The following table was depicted as a bar graph in the printed material.]

TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85-12/31/98

                         ------------------------------
                         Belgium                  22.7%
                         ------------------------------
                         Spain                    22.5%
                         ------------------------------
                         The Netherlands          20.8%
                         ------------------------------
                         Sweden                   19.9%
                         ------------------------------
                         Switzerland              18.3%
                         ------------------------------
                         USA                      18.1%
                         ------------------------------
                         Hong Kong                17.8%
                         ------------------------------
                         France                   17.4%
                         ------------------------------
                         UK                       16.7%
                         ------------------------------
                         Germany                  13.4%
                         ------------------------------
                         Austria                   8.9%
                         ------------------------------
                         Japan                     6.5%
                         ------------------------------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/98. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

   [The following table was depicted as a line graph in the printed material.]

                                   1969        1973        1977    1980    1984    1988    1991    1994    1998
Capital Appreciation
and Reinvesting Dividends                                                                                $391,707

Capital Appreciation only                                                                                $133,525

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

   [The following table was depicted as a pie graph in the printed material.]

                   WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: $15.8 TRILLION

                            Canada             1.8%
                            Pacific Basin     12.5%
                            Europe            34.7%
                            U.S.              51.0%

Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

   [The following table was depicted as a line graph in the printed material.]

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)

                              1926      1936      1946      1956      1966      1976      1986      1996      1998


----------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation
(PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Funds.

INFORMATION ABOUT PRUDENTIAL

      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

      INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

      MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential, (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

      REAL ESTATE. The Prudential Real Estate Affiliates is one of the largest real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers with over 1,400 offices across the United States.(2)

      FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

----------
(1) PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc., The Prudential Series Funds, Inc. and The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust and Target Funds.

(2)   As of December 31, 1996


                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


      As of November 30, 1998, Prudential Investments Fund Management was the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

      EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

      HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase(3). Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILy--to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

      Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.


----------
(3) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities(4).

      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(4)   As of December 31, 1998.


                                     III-3

                                   APPENDIX IV

                                                                                              Number of Shares
Name                            Address                            Fund/Class                     (% of Class)
----                            -------                            ----------                   ----------------
PAMCO VCA                       Attn. Jay Duffy                    Bond Market Index/Z           3,554,958(76%)
DA Account                      30 Scranton Office Park
                                Moosic, PA 18507

PMG IIA Fund                    Prudential Insurance Co.           Europe Index/Z                1,557,398(84%)
                                Three Gateway Center,
                                10th Fl.
                                100 Mulberry St.
                                Newark, NJ 07102

PMG IIA Fund                    Prudential Insurance Co.           Pacific Index/Z               2,581,821(74%)
                                Three Gateway Center,
                                10th Fl.
                                100 Mulberry St.
                                Newark, NJ 07102

PMG IIA Fund                    Prudential Insurance Co.           Small-Cap Index/Z             2,073,476(65%)
                                Three Gateway Center,
                                10th Fl.
                                100 Mulberry St.
                                Newark, NJ 07102

Nearco Trustee                  P.O. Box 292                       Stock Index/A                    68,370(5.5%)
Company                         St. Helier, Jersey JE4-8T-J
(Jersey) Ltd.                   United Kingdom
Re: J.K. Tuerk Settlement

Pru Defined                     Attn: John Surdy
Contribution Svcs               30 Scranton Office Park
FBO Pru-Non-Trust-Accounts      Moosic, PA 18507                   Stock Index/A                    78,322(6%)

Prudential                      Attn: John Surdy
Trust Company                   30 Scranton Office Park            Stock Index/A                   597,459(48%)
FBO Pru-DC                      Moosic, PA 18507
Trust Accounts

Winifred R. Cardo               Box 477
                                Quogue, NY 11959-0477              Stock Index/C                     6,732(5.8%)

Mr. Henry B Hallock
& Ms. Parricia A Hallock        26 Pier Avenue
JT Ten                          Riverhead, NY 11901                Stock Index/C                     7,055(6%)

Prudential
Securities C/F
Helen Olson Hansen
IRA Rollover DTD 04/07/02       RT 1 235 Sailors Lane              Stock Index/C                     7,324(6%)
                                Cutchogue, NY 11935-1635

Mr. Kevin S Guergawi            3677 Embassy Circle                Stock Index/C                     6,369(5.5%)
Mr. Michael I Guergawi CO-TTEES Palm Harbor, FL 34685-1017
Samir N Guergawi Irrev Gifting
Trust UA DTD 09/03/99


Prudential Trust                Attn. John Surdy                   Stock Index/Z                 9,645,901(31%)
Company,                        30 Scranton Office Park
FBO Prudential-DC               Moosic, PA 18507
Clients


                                      IV-1



Prudential Defined              Attn. John Surdy                   Stock Index/Z                 5,610,638(18%)
Contribution Svcs,              30 Scranton Office Park
FBO Prudential-DC               Moosic, PA 18507
Qualified Clients



Prudential Employee             Attn. Steve Albert                 Stock Index/I                 15,524,727(44%)
Savings Plan                    30 Scranton Office Park
                                Moosic, PA 18507

Prudential Trust                Attn. John Surdy                   Stock Index/I                 11,574,919(32%)
Company,                        30 Scranton Office Park
FBO Prudential-DC               Moosic, PA 18507
Clients

Boston Safe Deposit             1 Cabot Road                       Stock Index/I                  4,145,851(12%)
and Trust, TTE for              Medford, MA 02155
K-Mart 401k, PRT S

Marquette Trust Co.,            Attn. Ann Mejia                    Stock Index/I                  4,434,507(12%)
TTE State of Hawaii             13100 Wayzata Blvd.
Deferred Compensation           Minnetonka, MN 55305
Plan

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

      (a) (1) Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (2) First Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (3) Second Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

            (4) Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (5) First Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (6) Second Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

            (7) Third Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

            (8) Third Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

      (b) By-Laws of the Registrant as revised and restated October 5, 1992. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

      (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

      (d) (1) Management Agreement for Prudential Stock Index Fund with Prudential Mutual Fund Management LLC. Incorporated by reference to
            Exhibit 5(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

            (2) Subadvisory Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(f)(i) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

            (3) Management Agreement for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, with Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

            (4) Subadvisory Agreement between Prudental Investments Fund Management LLC and The Prudential Investment Corporation for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

      (e)   (1) Amended Distribution Agreement. Incorporated by reference to
            Exhibit 6(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).

            (2) Form of Selected Dealer Agreement. Incorporated by reference to
            Exhibit 6(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).

      (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).


            (2) Amendment to Custodian Agreement. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on November 12, 1999 (File No. 33-48066)


      (h) (1) Transfer Agency and Service Agreement. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).


            (2) Amendment to Transfer Agency and Service Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on November 12, 1999 (File No. 33-48066).

      (i) (1) Opinion and consent of Morris, Nichols, Arsht @ Tunnell. Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on November 12, 1999 (File No. 33-48066).

            (2) Consent of Morris, Nichols, Arsht & Tunnell.*


      (j)   Consent of Independent Accountants.*

      (m)   (1)   Distribution and Service Plan for Class A shares.Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No.
                  12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

            (2) Distribution and Service Plan for Class B shares.Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

            (3) Distribution and Service Plan for Class C shares.Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

      (o) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

----------
*     Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

      None.

ITEM 25. INDEMNIFICATION.

      As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust states that (i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

      Section 9 of the Management Agreements (Exhibits (d)(1) and (d)(3) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits
(d)(2) and (d)(4) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) Prudential Investments Fund Management LLC (PIFM).

      See "How the Fund is Managed--Manager" and "How the Funds are Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).


      The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME AND ADDRESS           POSITION WITH PIFM         PRINCIPAL OCCUPATIONS
----------------           ------------------         ---------------------

David R. Odenath, Jr.      Officer in Charge,       Officer in Charge,
                           President, Chief           President, Chief
                           Executive Officer and      Executive Officer and
                           Chief Operating Officer    Chief Operating
                                                      Officer, PIFM; Senior
                                                      Vice President. The
                                                      Prudential Insurance
                                                      Company of America
                                                      (Prudential).

Robert F. Gunia            Executive Vice           Executive Vice
                           President & Chief          President & Chief
                           Administrative Officer     Administrative
                                                      Officer, PIFM; Vice
                                                      President,
                                                      Prudential;
                                                      President, Prudential
                                                      Investment Management
                                                      Services LLC (PIMS)

William V. Healey          Executive Vice           Executive Vice
                           President, Chief           President, Chief
                           Legal Officer and          Legal Officer and
                           Secretary                  Secretary, PIFM; Vice
                                                      President and
                                                      Associate General
                                                      Counsel, Prudential;
                                                      Senior Vice
                                                      President, Chief
                                                      Legal Officer and
                                                      Secretary, PIMS

Brian W. Henderson         Executive Vice           Executive Vice
                           President                  President, PIFM;
                                                      Senior Vice President
                                                      and Chief Operating
                                                      Officer, PIMS

Stephen Pelletier          Executive Vice           Executive Vice
                           President                  President, PIFM

Judy A. Rice               Executive Vice           Executive Vice
                           President                  President, PIFM

Lynn M. Waldvogel          Executive Vice           Executive Vice
                           President                  President, PIFM

      (b) The Prudential Investment Corporation (PIC)

      See "How the Fund is Managed--Investment Adviser" and "How the Funds are Managed--Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of PIC's directors and principal executive officers are as set forth below. The address of each person is 751 Broad Street, Newark, NJ 07102.

NAME AND ADDRESS        POSITION WITH PIC          PRINCIPAL OCCUPATIONS
----------------        -----------------          ---------------------


Jeffrey Hiller          Chief Compliance      Chief Compliance Officer,
                        Officer                 Prudential Global Asset
                                                Management
                        Chairman of the

John R. Strangfeld,     Board, President,     President of Prudential Global
Jr.                     Chief Executive         Asset Management Group of
                        Officer and             Prudential; Senior Vice
                        Director                President, Prudential; Chairman
                                                of the Board, President, Chief
                                                Executive Officer and Director,
                                                PIC


Bernard Winograd        Senior Vice           Chief Executive Officer,
                        President               Prudential Real Estate
                        and Director            Investors; Senior Vice President
                                                and Director, PIC

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) Prudential Investment Management Services LLC (PIMS).

      PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund,
Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., The Target Portfolio Trust and Target Funds.

      (b) Information concerning directors and officers of PIMS is set forth below.

                            POSITIONS AND                         POSITIONS AND
                            OFFICES WITH                          OFFICES WITH
NAME(1)                     UNDERWRITER                           REGISTRANT
-------                     -------------                         -------------

Margaret Deverell........   Vice President
                              and Chief Financial Officer         None

Robert F. Gunia..........   President                             Vice President
                                                                  and Trustee

Kevin Frawley............   Senior Vice President
                              and Compliance Officer              None

William V. Healey........   Senior Vice President, Secretary
                              and Chief Legal Officer             None

Brian W. Henderson.......   Senior Vice President                 None

John R. Strangfeld, Jr...   Advisory Board Member                 President and
                                                                  Trustee

----------
(1) The address of each person named is 751 Broad Street, Prudential Plaza, Newark, New Jersey 07102.

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at 751
Broad Street, Newark, New Jersey 07102 and 51 JFK Parkway, Short Hills, New Jersey 07078, for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES

      Other than as set forth under the caption "How the Fund is Managed" or "How the Funds are Managed" in the Prospectuses and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey, on the 15th day of December, 1999.


                                        PRUDENTIAL INDEX SERIES FUND


                                        By     /s/ JOHN R. STRANGFELD, JR.
                                           -------------------------------------
                                            JOHN R. STRANGFELD, JR., PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                            TITLE                            DATE
      ---------                            -----                            ----

/s/ GRACE C. TORRES            Treasurer and Principal Financial      December 15, 1999
----------------------------   and Accounting Officer
    GRACE C. TORRES

/s/ EDWARD  D. BEACH           Trustee                                December 15, 1999
----------------------------
    EDWARD D. BEACH

/s/ DELAYNE  DEDRICK GOLD      Trustee                                December 15,  1999
----------------------------
    DELAYNE DEDRICK GOLD

/s/ ROBERT F. GUNIA            Trustee                                December 15, 1999
----------------------------
    ROBERT F. GUNIA

/s/ DOUGLAS H. McCORKINDALE    Trustee                                December 15, 1999
----------------------------
    DOUGLAS H. MCCORKINDALE

/s/ THOMAS T. MOONEY           Trustee                                December 15, 1999
----------------------------
    THOMAS T. MOONEY

/s/ STEPHEN P. MUNN            Trustee                                December 15, 1999
----------------------------
    STEPHEN P. MUNN

/s/ DAVID R. ODENATH, JR.      Trustee                                December 15, 1999
----------------------------
    DAVID R. ODENATH, JR.

/s/ RICHARD A. REDEKER         Trustee                                December 15, 1999
----------------------------
    RICHARD A. REDEKER

/s/ ROBIN B. SMITH             Trustee                                December 15, 1999
----------------------------
    ROBIN B. SMITH

/s/ JOHN R. STRANGFELD, JR.    President and Trustee                  December 15, 1999
----------------------------
    JOHN R. STRANGFELD, JR.

/s/ LOUIS A. WEIL, III         Trustee                                December 15, 1999
----------------------------
    LOUIS A. WEIL, III

/s/ CLAY T. WHITEHEAD          Trustee                                December 15, 1999
----------------------------
    CLAY T. WHITEHEAD


                                INDEX TO EXHIBITS

 SEQUENTIALLY
   NUMBERED
  EXHIBIT NO.                              DESCRIPTION                                   PAGE
  -----------                              -----------                                   ----
     (a)          (1) Certificate of Trust of the Registrant. Incorporated by
                  reference to Exhibit 1(a) to Post-Effective Amendment No. 8 to
                  the Registration Statement on Form N-1A filed via EDGAR on
                  April 4, 1997 (File No. 33-48066).

                  (2) First Amendment to Certificate of Trust of the Registrant.
                  Incorporated by reference to Exhibit 1(b) to Post-Effective
                  Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

                  (3) Second Amendment to Certificate of Trust of the
                  Registrant. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No.
                  33-48066).

                  (4) Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

                  (5) First Amendment to Declaration of Trust of the Registrant.
                  Incorporated by reference to Exhibit 1(e) to Post-Effective
                  Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

                  (6) Second Amendment to Declaration of Trust of the
                  Registrant. Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No.
                  33-48066).

                  (7) Third Amendment to Certificate of Trust of the Registrant.
                  Incorporated by reference to Exhibit 1(g) to Post-Effective
                  Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1997 (File No. 33-48066).

                  (8) Third Amendment to Declation of Trust of the Registrant.
                  Incorporated by reference to Exhibit 1(h) to Post-Effective
                  Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1997 (File No. 33-48066).

     (b) By-Laws of the Registrant as revised and restated October 5, 1992. Incorporated by reference to Exhibit 2 to Post-Effective
                  Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

     (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

     (d)          (1) Management Agreement for Prudential Stock Index Fund with
                  Prudential Mutual Fund Management LLC. Incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

                  (2) Subadvisory Agreement between Prudential Mutual Fund
                  Management LLC and The Prudential Investment Corporation.
                  Incorporated by reference to Exhibit 5(f)(i) to Post-Effective
                  Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

                  (3) Management Agreement for Prudential Bond Market Index
                  Fund, Prudential Europe Index Fund, Prudential Pacific Index
                  Fund and Prudential Small-Cap Index Fund, with Prudential
                  Investments Fund Management LLC. Incorporated by reference to
                  Exhibit 5(c) to Post-Effective Amendment No. 10 to the
                  Registration Statement on Form N-1A filed on January 22, 1997
                  (File No. 33-48066).

 SEQUENTIALLY
   NUMBERED
  EXHIBIT NO.                              DESCRIPTION                                   PAGE
  -----------                              -----------                                   ----
                  (4) Subadvisory Agreement between Prudential Investments Fund
                  Management LLC and The Prudential Investment Corporation for
                  Prudential Bond Market Index Fund, Prudential Europe Index
                  Fund, Prudential Pacific Index Fund and Prudential Small-Cap
                  Index Fund. Incorporated by reference to Exhibit 5(d) to
                  Post-Effective Amendment No. 10 to the Registration Statement
                  on Form N-1A filed on January 22, 1997 (File No. 33-48066).

     (e) (1) Amended Distribution Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 11 to the
                  Registration Statement on Form N-1A filed on November 27, 1998
                  (File No. 33-48066).

                  (2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November
                  27, 1998 (File No. 33-48066).

     (g)          (1) Custodian Agreement between the Registrant and State
                  Street Bank and Trust Company. Incorporated by reference to
                  Exhibit 8 to Post-Effective Amendment No. 8 to the
                  Registration Statement on Form N-1A filed via EDGAR on April
                  4, 1997 (File No. 33-48066).


                  (2) Amendment to Custodian Agreement. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on November 12, 1999. (File No. 33-48066)


     (h) (1) Transfer Agency and Service Agreement. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066). Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 15 to the
                  Registration Statement on Form N-1A filed via EDGAR on
                  November 12, 1999.


                  (2) Amendment to Transfer Agency and Service Agreement.
                  Incorporated by reference to Exhibit (h)(2) to Post-Effective
                  Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on November 12, 1999 (File No. 33-48066).

      (i)         (1) Opinion and consent of Morris, Nichols, Arsht & Tunnell.
                  Incorporated by reference to Exhibit (i) to Post-Effective
                  Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on November 12, 1999 (File No. 33-48066).

                  (2) Consent of Morris, Nichols, Arsht & Tunnell.*


     (j)          Consent of Independent Accountants.*

     (m)          (1) Distribution and Service Plan for Class A shares.
                  Incorporated by reference to Exhibit (m)(1) to Post-Effective
                  Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

                  (2) Distribution and Service Plan for Class B shares.
                  Incorporated by reference to Exhibit (m)(2) to Post-Effective
                  Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

                  (3) Distribution and Service Plan for Class C shares.
                  Incorporated by reference to Exhibit (m)(3) to Post-Effective
                  Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

      (o)         Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit
                  (o) to Post-Effective Amendment No. 12 to the Registration
                  Statement on Form N-1A filed via EDGAR on July 30, 1999 (File
                  No. 33-48066).

----------
*Filed herewith.